UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023 (November 4, 2023)

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On November 4, 2023, BigBear.ai Holdings, Inc. (“BigBear.ai” or the “Company”) entered into an agreement and plan of mergers (the “Merger Agreement”) with Pangiam Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Pangiam Purchaser, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Pangiam Purchaser”), Pangiam Ultimate Holdings, LLC, a Delaware limited liability company (the “Seller”), and Pangiam Intermediate Holdings, LLC, a Delaware limited liability company (“Pangiam Intermediate”), pursuant to which, among other matters, (i) Merger Sub will merge with and into Pangiam Intermediate, with Merger Sub ceasing to exist and Pangiam Intermediate surviving as a wholly-owned subsidiary of the Company (the “First Merger”), and (ii) immediately following the First Merger, Pangiam Intermediate will merge with and into Pangiam Purchaser, with Pangiam Intermediate ceasing to exist and Pangiam Purchaser continuing as a wholly-owned subsidiary of the Company (the “Second Merger”, together with the First Merger, the “Mergers”). AE Industrial Partners, LP (“AEIP”) and certain of its affiliates beneficially own a majority of both BigBear.ai and the Seller.

The purchase price is $70 million, subject to customary adjustments for indebtedness, cash, working capital, and transaction expenses (“Purchase Price”) and will be payable solely in shares of BigBear.ai common stock, $0.0001 per share (the “Common Stock”). $3.5 million of shares of Common Stock will be held back at the time of the closing of the Mergers (the “Closing”) to cover any post-Closing adjustments to the Purchase Price.

A special committee of the board of directors of the Company (the “Committee”) has approved the Merger Agreement and the transactions contemplated thereby, and the Company intends to hold a stockholders meeting to consider and vote upon the approval of the issuance of Common Stock as consideration in the Mergers (the “Share Issuance”) and the transactions contemplated by the Merger Agreement.

As provided in the Merger Agreement, in connection with and at the time of the closing of the First Merger, each unit of Pangiam Intermediate issued and outstanding immediately prior to the closing of the First Merger and all rights in respect thereof will cease to exist and be converted into and represent solely the right to receive, without interest, a number of shares of Common Stock equal to the Purchase Price (based on a price per share of Common Stock of $1.3439 which represents the 20-day VWAP for Common Stock ending on the trading day immediately prior to the date of the Merger Agreement), subject to the terms and conditions of the Merger Agreement.

The obligations of each of BigBear.ai and the Seller are subject to specified conditions, including, among other matters: (i) the United Kingdom Secretary of the State shall have granted approval of the transactions contemplated by the Merger Agreement or otherwise provided written confirmation to the parties that such approval is not required, (ii) no final, binding and non-appealable injunction, order, judgment, decision, decree or ruling shall have been issued, promulgated, enacted or enforced by any governmental entity after the date of the Merger Agreement enjoining or otherwise prohibiting the performance of the Merger Agreement or the consummation of any of the transactions contemplated thereby, and (iii) the approval of the Share Issuance and the transactions contemplated by the Merger Agreement by BigBear.ai’s stockholders.

The Merger Agreement contains customary representations and warranties from BigBear.ai, Pangiam Intermediate, Pangiam Purchaser, Merger Sub and the Seller. It also contains customary covenants, including covenants providing for each of BigBear.ai, Pangiam Intermediate and the Seller to use commercially reasonable efforts to cause the Mergers to be consummated, and covenants requiring Pangiam Intermediate to use commercially reasonable efforts to carry on its business in the ordinary course of business consistent with past practices during the period between the execution of the Merger Agreement and the Closing and not to knowingly initiate, facilitate, participate, solicit or engage in discussions or negotiations with respect to alternate transactions. BigBear.ai has also obtained representation and warranty insurance which provides coverage for certain breaches of representations and warranties made by Pangiam Intermediate and the Seller in the Merger Agreement, subject to exclusions, deductibles, and other terms and conditions.

The Merger Agreement contains termination rights for each of BigBear.ai and the Seller, including in the event that (i) the Mergers are made illegal or any governmental entity issues a non-appealable final order enjoining the Mergers, (ii) the Merger is not consummated by August 4, 2024 (the “Outside Date”), or (iii) the BigBear.ai stockholders do not approve the transactions contemplated by the Merger Agreement and the Share Issuance.

Each of BigBear.ai and the Seller may also terminate the Merger Agreement if the other party breaches its representations, warranties or covenants in a manner that would lead to the failure of a condition, subject to a 30-day cure period.

The Merger Agreement also provides that the Committee is required to recommend to BigBear.ai’s stockholders to approve the transactions contemplated by the Merger Agreement, including the Share Issuance (the “Recommendation”). The Committee may change its Recommendation as a result of an intervening event that arises after the date of the Merger Agreement if the failure to make such change would be inconsistent with the fiduciary duties of BigBear.ai’s board of directors. In the event of a change in Recommendation, the Seller is entitled to expense reimbursement of up to a maximum of $1.25 million.

The Merger Agreement provides that in connection with the Closing, the Company, the Seller, and the other parties thereto, will enter into a joinder and second amendment to the Amended & Restated Investor Rights Agreement, dated as of December 6, 2021, as amended on July 20, 2023, pursuant to which, among other matters, the Seller will be subject to a one year lockup period (subject to customary exceptions) with respect to the Common Stock issued to it in connection with the Mergers and entitled to certain registration rights.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Covenants Agreement

Simultaneously with the execution of the Merger Agreement, on November 4, 2023, the Company entered into a business covenants agreement (the “Business Covenants Agreement”) with AE Industrial Partners, LP and AE Industrial Operating Partners, LLC (which are affiliates of AEIP, together, the “AE Consultants”) pursuant to which the AE Consultants agreed to customary employee non-solicit and non-hire covenants and confidentiality provisions for a period of two years after the Closing.

The foregoing description of the Business Covenants Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Covenants Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated into this Item 3.02 by reference. The Share Issuance will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

Item 8.01.	Other Events.

On November 6, 2023, the Company issued a press release in connection with the announcement of the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on November 6, 2023, the Company sent communications to (i) the Company’s employees, (ii) Pangiam Intermediate’s employees, (iii) the Company’s partners, (iv) the Company’s customers, and (v) analysts and investors, which are filed as Exhibits 99.2 – 99.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 6, 2023, the Company distributed (i) talking points to the Company’s employees and (ii) a list of frequently asked questions to the Company’s employees, which are filed as Exhibits 99.9 and 99.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 6, 2023, the Company issued public statements regarding the execution of the Merger Agreement, which is filed as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Mergers, dated as of November 4, 2023, by and among Pangiam Ultimate Holdings, LLC, Pangiam Intermediate Holdings, LLC, Pangiam Merger Sub, Inc., Pangiam Purchaser, LLC, and the Company

10.1	Business Covenants Agreement, dated as of November 4, 2023, by and among AE Industrial Partners, LP, AE Industrial Operating Partners, LLC, and the Company

99.1	Press Release, dated November 6, 2023

99.2	Core Message Presentation to Employees, dated November 6, 2023

99.3	Transaction Announcement Letter to BigBear.ai Employees, dated November 6, 2023

99.4	CEO Welcome Letter to Pangiam Intermediate Employees, dated November 6, 2023

99.5	Transaction Announcement Letter to BigBear.ai Partners, dated November 6, 2023

99.6	Transaction Announcement Letter to Customers, dated November 6, 2023

99.7	Transaction Announcement Letter to Analysts and Investors, dated November 6, 2023

99.8	Social Media Announcements Regarding Transaction, dated November 6, 2023

99.9	Transaction Talking Points Script, dated November 6, 2023

99.10	Frequently Asked Questions Publication, dated November 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules and exhibits to the Agreement and Plan of Mergers have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to provides copies of any of the omitted schedules and exhibits to the Securities and Exchange Commission (the “SEC”) upon request.

Important Additional Information Will be Filed with the SEC

BigBear.ai will file with the SEC a proxy statement of BigBear.ai relating to a special meeting of BigBear.ai’s stockholders (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIGBEAR.AI, PANGIAM INTERMEDIATE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BigBear.ai’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BigBear.ai and Pangiam Intermediate and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BigBear.ai in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BigBear.ai, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BigBear.ai’s directors and executive officers is contained in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BigBear.ai and Pangiam Intermediate, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including without limitation statements concerning the transactions contemplated by the Merger Agreement, the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BigBear.ai’s or Pangiam Intermediate’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BigBear.ai’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BigBear.ai makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023

BigBear.ai Holdings, Inc.

By:	/s/ Sean Ricker
Sean Ricker
Chief Accounting Officer

Exhibit 2.1

AGREEMENT AND PLAN OF MERGERS

BY AND AMONG

PANGIAM ULTIMATE HOLDINGS, LLC

(A DELAWARE LIMITED LIABILITY COMPANY),

PANGIAM INTERMEDIATE HOLDINGS, LLC

(A DELAWARE LIMITED LIABILITY COMPANY),

PANGIAM MERGER SUB, INC.

(A DELAWARE CORPORATION),

PANGIAM PURCHASER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY),

AND

BIGBEAR.AI HOLDINGS, INC.

(A DELAWARE CORPORATION),

NOVEMBER 4, 2023

- i -

- ii -

- iii -

SCHEDULES

Schedule 1.01(a)	-	Accounting Principles
Schedule 1.01	-	Permitted Liens
Schedule 3.01(f)	-	Terminated Contracts
Schedule 3.01(g)(i)	-	Repaid Indebtedness
Schedule 3.01(g)(ii)	-	Repaid Transaction Expenses
Schedule 4.06	-	Litigation
Schedule 5.02	-	Subsidiaries
Schedule 5.03(b)	-	Authorization; No Breach
Schedule 5.04	-	Title to Company Units
Schedule 5.05	-	Financial Statements
Schedule 5.06	-	Absence of Undisclosed Liabilities
Schedule 5.07(b)	-	Absence of Certain Developments
Schedule 5.08(b)	-	Title to Properties
Schedule 5.09	-	Tax Matters
Schedule 5.10	-	Contracts and Commitments
Schedule 5.11	-	Government Contracts; Facility Security Clearances
Schedule 5.12	-	Intellectual Property
Schedule 5.13	-	Litigation
Schedule 5.14	-	Government Consents
Schedule 5.15	-	Employee Benefit Plans
Schedule 5.16	-	Insurance
Schedule 5.17	-	Environmental Matters
Schedule 5.18	-	Affiliated Transactions
Schedule 5.19	-	Company Brokerage
Schedule 5.20(a)	-	Permits
Schedule 5.20(b)	-	Compliance with Laws
Schedule 5.21	-	Anti-Corruption and International Trade Compliance
Schedule 5.22(a)	-	Customers and Suppliers
Schedule 6.05	-	Governmental Bodies; Consents
Schedule 6.12	-	Tax Matters
Schedule 6.13(c)	-	SEC Documents
Schedule 7.01(b)	-	Conduct of the Business
Schedule 7.03(c)	-	Data Privacy US and EU/UK Action Items
Schedule 7.07	-	Resignations
Schedule 10.03(c)	-	Severance

- iv -

EXHIBITS

Exhibit A	-	R&W Insurance Policy
Exhibit B	-	Form of Consulting Termination Agreement
Exhibit C	-	Rules of Engagement for Firm
Exhibit D	-	Form of Company Closing Certificate
Exhibit E	-	Form of Seller Closing Certificate
Exhibit F	-	Form of Parent Closing Certificate
Exhibit G	-	Working Capital
Exhibit H	-	Form of IRA Amendment

- v -

AGREEMENT AND PLAN OF MERGERS

THIS AGREEMENT AND PLAN OF MERGERS (this “Agreement”), dated as of November 4, 2023, is made by and among (i) Pangiam Ultimate Holdings, LLC, a Delaware limited liability company (“Seller”), (ii) Pangiam Intermediate Holdings, LLC, a Delaware limited liability company (the “Company”), (iii) BigBear.ai Holdings, Inc., a Delaware corporation (“Parent”), (iv) Pangiam Merger Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Merger Sub”) and (v) Pangiam Purchaser, LLC, a Delaware limited liability company and a direct wholly-owned Subsidiary of Parent (“Purchaser”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Article I.

WHEREAS, Seller owns all of the issued and outstanding Units of the Company (the “Company Units”);

WHEREAS, Parent, Merger Sub and the Company desire to effect a merger of Merger Sub with and into the Company in accordance with the terms and conditions of this Agreement and the DGCL (the “First Merger”) whereupon Merger Sub will cease to exist, and the Company will become a wholly-owned subsidiary of Parent;

WHEREAS, immediately following the First Merger, Parent, Purchaser and the Initial Surviving Company desire to effect a merger of the Initial Surviving Company with and into Purchaser in accordance with the terms and conditions of this Agreement and the DLLCA (the “Second Merger”) whereupon the Initial Surviving Company will cease to exist, and Purchaser will continue as a wholly-owned subsidiary of Parent;

WHEREAS, the respective boards of directors and managers, as applicable, of Parent, Purchaser, Merger Sub and the Company have, on the terms and subject to the conditions set forth in this Agreement, to the extent and as applicable, (i) determined that each of the First Merger and the Second Merger are fair to, and in the best interest of, their respective companies for Parent, and (ii) authorized and approved this Agreement, the First Merger, the Second Merger and the consummation of the other transactions contemplated hereby and recommended the authorization, approval, consent and ratification thereof to their respective stockholders and members, as applicable;

WHEREAS, Seller, by its execution hereof, is authorizing, approving, consenting to and ratifying the First Merger for all purposes under the DGCL and the Governing Documents of the Company and adopting, authorizing, approving, consenting to and ratifying this Agreement; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, the AE Consultants are delivering to Parent a duly executed restrictive covenant agreement in the form previously agreed to by Parent and the AE Consultants (the “Restrictive Covenant Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. For purposes hereof, the following terms when used herein shall have the respective meanings set forth below:

“ACA” is defined in Section 5.15(a).

“Accounting Principles” means the accounting principles, methods, policies, practices, procedures and classifications set forth on Schedule 1.01(a).

“Acquisition Transaction” is defined in Section 7.05.

“Action” means any claim, action, lawsuit, arbitration, audit, notice of violation, proceeding or litigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at Law or in equity, by or before any Governmental Body, or any investigation by or before any Governmental Body solely to the extent the Company has knowledge of such investigation.

“Additional Financial Statements” is defined in Section 7.10.

“AE Consultants” means, collectively, the AE Industrial Consultant and the AE Operating Consultant.

“AE Industrial Consultant” means AE Industrial Partners, LP, a Delaware limited partnership (f/k/a AE Industrial Partners, LLC).

“AE Operating Consultant” means AE Industrial Operating Partners, LLC, a Delaware limited liability company.

“AE Consulting Agreement” means that certain that certain Consulting Agreement, dated as of October 30, 2020, by and among the Company, Linkware Labs, LLC, Pre, LLC, and the AE Consultants.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, Contract or otherwise.

“Agreement” is defined in the Preamble.

“AICPA” is defined in Section 7.09.

“Ancillary Agreement” means the Consulting Termination Agreement and any other document or agreement required to be delivered pursuant to Section 3.01(f), Restrictive Covenant Agreement, the certificates delivered pursuant to Section 3.01(d), Section 3.01(e), and Section 3.02(d), and the IRA Amendment.

“Anti-Corruption Law” means any applicable anti-corruption Law including: the US Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations issued thereunder; the UK Bribery Act 2010; the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the US Bank Secrecy Act, USA PATRIOT Act, US Money Laundering Control Act, and the US Anti-Money Laundering Act; and any other applicable Law.

“Audited Financial Statements” is defined in Section 5.04(b).

“Auditor” is defined in Section 7.09.

“Authorized Representative” is defined in Section 7.02.

“Burdensome Action” is defined in Section 10.04(b).

“Board of Directors of Parent” means the board of directors of Parent.

“Business Day” means any day other than a Saturday, Sunday, or a day on which all banking institutions of New York, New York are authorized or obligated by Law or executive order to close.

“Business Intellectual Property” means all (i) Company Intellectual Property, and (ii) other Intellectual Property Rights used in, necessary for, or developed for the operation of the business of the Company and its Subsidiaries.

“Cash” means, as of a given time, an amount equal to the aggregate amount of all cash, cash equivalents and marketable securities (in each case, whether domestic or foreign) of the Company or any of its Subsidiaries, including all outstanding security or similar deposits, deposits in transit, demand deposits, money markets or similar accounts, short-term investments, and credit card receivables, but net of issued but uncleared checks, in each case calculated in accordance with the Accounting Principles. Cash shall be calculated after giving effect to the Indebtedness Prepayment and Transaction Expense Prepayment.

“Change in Recommendation” is defined in Section 8.09(b).

“Clearance Date” is defined in Section 8.08.

“Closing” is defined in Section 2.02.

“Closing Date” is defined in Section 2.02.

“Closing Equity Consideration” means a number of Parent Shares equal to (a) the difference of (i) the Closing Equity Proceeds minus (ii) the Purchase Price Adjustment Holdback Amount divided by (b) the Closing Per Share Price.

“Closing Equity Proceeds” means (i) the Enterprise Value, minus (ii) the amount of Indebtedness outstanding as of immediately prior to the Closing, plus (iii) the amount of Cash as of immediately prior to the Closing, minus (iv) the amount (if any) by which Closing Working Capital is less than Target Working Capital, plus (v) the amount (if any) by which Closing Working Capital is greater than Target Working Capital, minus (vi) all Transaction Expenses. For the avoidance of doubt, no items included in the definitions of Cash, Indebtedness, Transaction Expenses or Working Capital shall be double counted for purposes of calculating the Closing Equity Proceeds hereunder.

“Closing Per Share Price” means $1.3439 per Parent Share.

“Closing Statement” is defined in Section 2.04(b).

“Closing Working Capital” means Working Capital as of the Measurement Time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” is defined in the Preamble.

“Company Affiliated Person” means: (i) the Seller; (ii) any Affiliate of the Seller (other than the Company, Parent or their respective Subsidiaries) or (iii) any current or former officer, director or manager of the Company or any of its Subsidiaries.

“Company Documents” is defined in Section 5.03(a).

“Company Intellectual Property” means all (i) Registered Company Intellectual Property and (ii) other Intellectual Property Rights owned or purported to be owned by the Company or its Subsidiaries.

“Company Units” is defined in the Recitals.

“Confidentiality Agreement” is defined in Section 8.05.

“Consulting Termination Agreement” means the Consulting Termination Agreement in the form of Exhibit B.

“Contract” means any legally binding agreement, contract, arrangement, understanding, lease, loan agreement, security agreement, license, indenture or other similar instrument or legally binding obligation to which the party in question is a party, whether written or oral.

“Corporate Subsidiaries” is defined in Section 5.09.

“COVID-19” means SARS-CoV-2 or any disease or infections resulting therefrom, including COVID-19 and any mutations, evolutions, or variants thereof or related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Laws, directives, guidelines or recommendations promulgated by any Governmental Body in connection with or in response to COVID-19, including (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) enacted March 27, 2020, as amended, supplemented or otherwise modified and including any successor or similar legislation, regulation, rule, interim final rule, FAQ or other guidance published by any Governmental Body with respect thereto, including any programs or facilities established by the Board of Governors of the Federal Reserve System to which the U.S. Treasury Department has provided financing as contemplated by Title IV of such Coronavirus Aid, Relief and Economic Security Act, (ii) the Families First Coronavirus Response Act (Pub. L. 116-127) and any administrative or other guidance published by any Governmental Body with respect thereto and (iii) the American Rescue Plan Act of 2021 (collectively, the foregoing clauses (i) through (iii), “CARES Act”).

“D&O Tail Policies” is defined in Section 8.02(a).

“Data Partners” is defined in Section 5.25(a).

“Data Privacy Laws” means applicable data privacy Laws and binding guidance, guidelines or standards, governing the privacy, security and collection, use, storage, security, transfer, disclosure or other processing (whether electronically or in any other form or medium) of any Personal Data, data breach notification, website and mobile application privacy policies and practices, processing and security of payment card information, processing of Personal Data in relation to artificial intelligence, and email, text message or telephone communications in any relevant jurisdiction, including, as applicable, the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and

Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act, the Illinois Biometric Information Privacy Act and other similar biometrics Laws, the California Consumer Privacy Act and other similar state comprehensive laws, the General Data Protection Regulation 2016/679 (the “GDPR”), the Privacy and Electronic Communications Directive 2002/58/EC, the UK Data Protection Act 2018 (“DPA”), the UK General Data Protection Regulation as defined by the DPA as amended by the Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations 2019 (together with the DPA, the “UK GDPR”), and the Privacy and Electronic Communications Regulations 2003.

“Data Privacy Requirements” is defined in Section 5.25(a).

“DCSA” is defined in Section 7.03(b).

“DCSA Notification” is defined in Section 7.03(b).

“DFAR” is defined in Section 5.11(c).

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

“Disclosure Schedules” and each, a “Schedule”, means the schedules accompanying Article IV, Article V, Article VI and Article VII.

“DLLCA” means the Limited Liability Company Act of the State of Delaware, as amended from time to time.

“Electronic Delivery” is defined in Section 13.10.

“Employment Law” is defined in Section 5.24(c).

“Enterprise Value” means $70,000,000.

“Environmental Laws” means all Laws as enacted and in effect as of the date hereof relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means each Person or trade or business (whether or not incorporated) that together with the Company or any of its Subsidiaries is deemed to be, or at any time would have been deemed to be, a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Estimated Closing Equity Proceeds” is defined in Section 2.04(a).

“Estimated Closing Statement” is defined in Section 2.04(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder).

“FAR” is defined in Section 5.11(c).

“Finalization Date” is defined in Section 2.04(g).

“Financial Statements” is defined in Section 5.05(a).

“Firm” is defined in Section 2.04(d).

“Fraud” means, with respect to a party hereto, the knowing and intentional fraud of such Person in such Person’s making of an express representation or warranty contained in this Agreement (as qualified by the Disclosure Schedules) or contained in any certificate delivered by such Person at Closing pursuant to this Agreement, with the actual (and not constructive) knowledge of such Person that such representation or warranty was false when made (as opposed to the making of a representation or warranty (affirmatively or by omissions) negligently, recklessly or without actual knowledge of its truthfulness) and which was made with the actual intent of such Person of deceiving and inducing the party hereto to whom such representation and warranty was made herein or in such certificate to enter into or consummate the transactions contemplated by this Agreement and upon which such party hereto reasonably and justifiably relied (subject, for the avoidance of doubt, to Section 10.01) to its detriment.

“Fundamental Representations” means the representations and warranties set forth in Section 4.01 (Organization and Power), Section 4.02 (Authorization), Section 4.03 (Title to Company Units), Section 4.07 (Brokerage), the first sentence of Section 5.01 (Organization and Power), the first sentence of Section 5.02 (Subsidiaries), Section 5.03(a) (Authorization; No Breach), Section 5.04 (Units) and Section 5.19 (Brokerage).

“GAAP” means United States generally accepted accounting principles, in effect from time to time, consistently applied.

“Governing Documents” means, with respect to any Person (other than an individual), (i) the certificate or articles of incorporation, formation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of any such Person and (ii) all bylaws, voting agreements, stockholder agreements, investor rights agreements and similar documents, instruments or agreements relating, in each case, to the organization or governance of such Person, or the transfer of securities of such Person, in each case, as amended, restated, supplemented or otherwise modified.

“Government Contract” means any prime contract, subcontract, purchase order, task order, delivery order, pricing agreement, letter contract, grant or cooperative agreement between the Company or any of its Subsidiaries and where the counterparty or the ultimate customer is or the work performed under such contract has been funded by a Governmental Body. A task, purchase or delivery order under a Government Contract does not constitute a separate Government Contract for purposes of this definition but is part of the Government Contract to which it relates.

“Government Contract Bid” means quotations, bids, and proposals for awards of new Government Contracts made by the Company or any of its Subsidiaries for which no award has been announced and which, if accepted, would result in a Government Contract.

“Governmental Body” means any (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, or any political subdivision thereof, (ii) federal, state, provincial, local, municipal, non-U.S., or other government, (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, regulatory body, or other entity and any court, arbitration panel, or other tribunal), or (iv) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal or mediator.

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or by-products.

“Income Tax Return” means any Tax Return with respect to any Income Tax.

“Income Taxes” means the United States federal income Taxes and any United States state or local or non-U.S. Taxes imposed on or determined with reference to gross or net income Taxes (and any franchise Tax or Tax on doing business imposed in lieu thereof, but excluding, for the avoidance of doubt, any sales or similar Taxes).

“Income Tax Liability” means, without duplication, with respect to jurisdictions where the Company and its Subsidiaries have historically paid Income Taxes (or in which the Company and its Subsidiaries are required to begin filing as a result of any new activity, nexus or change in Law in such taxable period), an amount (which shall not be less than zero with respect to any tax imposed in any jurisdiction) equal to the unpaid Income Taxes of the Company and its Subsidiaries with respect to Pre-Closing Tax Periods for which the due date (taking into account applicable extensions) of Tax Returns with respect to such Income Taxes is after the Closing Date and for which an originally filed Tax Return reporting such Income Taxes has not yet been filed as of the Closing Date (or for which a Tax Return has been filed but all Tax liabilities shown thereon have not yet been paid prior to the Closing), calculated in accordance with the past practice (including reporting positions, elections and accounting methods) of the Company and its Subsidiaries in preparing Tax Returns, except as a result of a change in applicable Law or circumstances of the Company and its Subsidiaries and, for purposes of calculating any such Tax liabilities, (i) all Transaction Tax Deductions shall be taken into account to the extent permitted by Law in the Pre-Closing Tax Period, (ii) any Taxes attributable to transactions outside the ordinary course of business not expressly contemplated by this Agreement on the Closing Date after the Closing shall be excluded, (iii) any Taxes attributable to or with respect to any financing entered into by or at the direction of Parent in connection with the Transactions shall be excluded, (iv) any liabilities for accruals or reserves established or required to be established under GAAP for contingent Taxes or with respect to uncertain Tax positions shall be excluded, (v) any overpayments from prior Tax periods shall be taken into account as a deduct to the extent such amounts are legally available to reduce unpaid Income Taxes of the Company or any of its Subsidiaries with respect to Pre-Closing Tax Periods, and (vi) any deferred Tax assets and deferred Tax liabilities shall be excluded.

“Indebtedness” means, without duplication, as of any particular time, the amount of (i) all indebtedness for borrowed money of the Company or any of its Subsidiaries (including any unpaid principal, premium, accrued and unpaid interest, related expenses, prepayment penalties), (ii) all Liabilities of the Company or any of its Subsidiaries evidenced by bonds, debentures, notes, or other similar debt instruments or securities (other than, for the avoidance of doubt, any customs bonds, any surety or performance bonds, or any similar instruments), (iii) all Liabilities of the Company or any of its Subsidiaries to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, (iv) all Liabilities of the Company or any of its Subsidiaries arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates, (v) any deferred purchase price Liabilities related to past acquisitions by the Company or any of its Subsidiaries, including installments of purchase price in connection with the acquisition of any business, (vi) any obligations (including accrued interest) of the Company or any of its Subsidiaries under a lease agreement that is required to be capitalized in accordance with the Accounting Principles, (vii) all letters of credit solely to the extent drawn upon, (viii) all Liabilities for guarantees provided by the Company in respect of the indebtedness or obligations referred to in the foregoing clauses, (ix) accrued but unpaid interest, unpaid prepayment or redemption penalties, premiums or payments and unpaid fees and expenses that are payable in connection with prepayment of any of the foregoing Liabilities, (x) all Liabilities of the Company or its Subsidiaries owed to Seller or its Affiliates (other than the Company and its Subsidiaries or Parent and its Subsidiaries), (xi) the Income Tax Liability, and (xii) any and all fees payable to the members of the Company’s board of managers; provided, that “Indebtedness” shall not include any liabilities or obligations with respect to a real property or operating leases, any factoring arrangement(s), any Transaction Expenses or any fees or expenses incurred after the Closing or any fees or expenses incurred at the request of Parent or any of its controlled Affiliates, whether related to their respective financing activities, the transactions contemplated by this Agreement or otherwise and shall be reduced by the Indebtedness Prepayment (to the extent such Indebtedness Prepayment is made using the cash of the Company or its Subsidiaries).

“Indebtedness Prepayment” is defined in Section 3.01(g).

“Insurance Policies” is defined in Section 5.16.

“Intellectual Property” means intellectual property rights in all of the following in any jurisdiction throughout the world: (i) patents, patent applications, including any reissues, divisionals, continuations, continuations-in-part and extensions and counterparts thereof; (ii) trademarks, service marks, trade dress, corporate names, logos and slogans, together with all goodwill associated with each of the foregoing (collectively “Trademarks”); (iii) copyrights, works of authorship (whether or not copyrightable) and copyrightable works; (iv) registrations and applications for any of the foregoing; (v) trade secrets, proprietary information, know how and inventions; (vi) Internet domain names; and (vii) computer software (including source code, executable code, data, and databases); and (vii) any other intellectual property and proprietary rights.

“Intended Income Tax Treatment” is defined in Section 12.10.

“Intervening Event” means any event, change or development that has a material effect on Parent and its Subsidiaries, taken as a whole, that first occurs or arises after the date of this Agreement that was not known to the Board of Directors of Parent and was not reasonably foreseeable to the Board of Directors of Parent, in either case, as of or prior to the date of the execution and delivery of this Agreement; provided, that in no event shall any of the following events, changes or developments constitute or be taken into account in determining an Intervening Event: (a) any change in the price or trading volume of Parent’s equity securities (except that the underlying causes of such changes may constitute or be taken into account in determining whether there has been an Intervening Event to the extent not otherwise excluded hereunder), (b) any development or change in the industries in which Parent and its Subsidiaries operate, (c) any breach by Parent, Purchaser or Merger Sub of this Agreement or (d) the fact in and of itself that Parent or any of its Subsidiaries meets or exceeds internal or published projections.

“IRA Amendment” means the Joinder & Second Amendment to Amended & Restated Investor Rights Agreement, by and among Parent, AE BBAI Aggregator, LP, BBAI Ultimate Holdings, LLC and the other parties thereto, dated as of December 6, 2021, as amended on July 20, 2023, to be effective as of the Closing (substantially in the form attached hereto as Exhibit H).

“IRS” means the U.S. Internal Revenue Service.

“IT Assets” means any and all computers, software (including related data, databases, applications and documentation), information, servers, workstations, interfaces, platforms, and all other computer or information technology systems, including any outsourced systems and processes, in each case owned or used by or for the Company or its Subsidiaries.

“JAMS” is defined in Section 13.12(a).

“K&E” is defined in Section 13.14.

“knowledge” means (i) with respect to the Company, the actual knowledge (after due inquiry of direct reports that are employees of the Company) of David Reissfelder, Patrick Flanagan, Jim McLaughlin and Kevin McAleenan, (ii) with respect to Parent, the actual knowledge (after due inquiry of immediate direct reports) of Mandy Long and Julie Peffer and (iii) with respect to Seller, the actual knowledge (after due inquiry of immediate direct reports) of David Reissfelder and Patrick Flanagan.

“Labor Union” is defined in Section 5.24(b)

“Latest Balance Sheet” is defined in Section 5.04(b).

“Law” means any federal, state or local law, rule, regulation, judgment, order, decree, statute, ordinance, treaties or other pronouncement having the effect of law of any Governmental Body.

“Liabilities” means any liability, debt, obligation, commitment of any kind, deficiency, interest, penalty, fine, claim, demand, judgment, cause of action, or other loss (including loss of benefit or relief), cost or expense of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, absolute or contingent, fixed or unfixed, matured or unmatured, accrued or unaccrued, secured or unsecured, liquidated or unliquidated, and whether due or become due and regardless of when or by whom asserted.

“Lease” is defined in Section 5.08(b).

“Leased Real Property” is defined in Section 5.08(b).

“Liens” means liens, security interests, charges, hypothecations, mortgages, collateral assignments, easements, encroachments, rights of first refusal, covenants, restrictions of any kind or encumbrances.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 17, 2021, as amended from time to time in accordance with its terms.

“Lookback Date” means September 29, 2020.

“Material Adverse Change” means any change, effect, event, circumstance, development or occurrence that, individually or in the aggregate, (a) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (b) prevents, materially delays or materially impedes the performance by the Seller or the Company to consummate the Mergers or any other transactions contemplated by this Agreement; provided, however, that solely with respect to the immediately preceding clause (a), other than as set forth in the final proviso of this definition, in no event will any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or taken into account in determining whether there has been or will be, a Material Adverse Change on the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole: (i) any change in any Law; (ii) any change in interest rates, credit markets, currency exchange rates or general economic conditions; (iii) the announcement or the execution of this Agreement, the pendency or consummation of the Transactions or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees; (iv) any change that is generally applicable to the industries in which the Company or any of its Subsidiaries operates; (v) the compliance with the terms of this Agreement, the taking of any action required or expressly contemplated by this Agreement or with the prior written consent of Parent or the failure to take any action prohibited by this Agreement; (vi) any national or international political event or occurrence, including acts of war or terrorism (including cyberattacks); (vii) any natural or manmade disasters, hurricanes, floods, tornados, tsunamis, earthquakes or other acts of God; (viii) any epidemic, pandemic or disease outbreak (including COVID-19 and monkeypox), or any COVID-19 Measures or any worsening of such conditions; (ix) any political, geopolitical or social conditions, civil unrest, protests, public demonstrations or the response of any Governmental Body thereto or any escalation or any worsening thereof; (x) the availability or cost of equity, debt or other financing to Parent or to the Company; (xi) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Body; or (xii) any failure by the Company or any Subsidiary thereof to meet any projections, forecasts or estimates of revenue or earnings (it being understood that this clause (xii) shall not prevent a determination that any change underlying such failure to meet projections, forecasts or estimates has resulted in a Material Adverse Change (to the extent the effect(s) of such change is not otherwise excluded from this definition of Material Adverse Change)); provided, that, in the case of the foregoing clauses (i), (ii), (iv), (vi) (vii), (ix), and (xi), to the extent such change, effect, event, circumstance, development or occurrence materially and disproportionately affects the Company and its Subsidiaries as compared to other Persons or businesses that operate in the industry and in the markets in which the Company and its Subsidiaries operate, then the material and disproportionate aspect of such effect may be taken into account in determining whether a Material Adverse Change has occurred or will occur.

“Material Contracts” is defined in Section 5.10(b).

“Material Customers” is defined in Section 5.22(a).

“Material Suppliers” is defined in Section 5.22(a).

“Maximum Premium” is defined in Section 8.02(a).

“Measurement Time” means 12:01 a.m. Eastern Time on the Closing Date.

“Mergers” means, collectively, the First Merger and the Second Merger.

“Multiemployer Plan” means each “multiemployer plan” (within the meaning of Section 3(37) or Section 4001(a)(3) of ERISA) contributed to, or required to be contributed to, at any time within the past six (6) years, by the Company or its Subsidiaries or to which the Company or its Subsidiaries has or had at any time within the past six (6) years any obligation or liability (including on account of an ERISA Affiliate and including, without limitation, potential withdrawal liability).

“New Bonus Arrangements” is defined in Section 7.01(c).

“NISPOM” is defined in Section 5.11(n).

“Non-Recourse Party” means, with respect to a party, any of such party’s former, current and future equityholders, controlling Persons, directors, managers, officers, employees, advisors, agents, representatives, Affiliates, members, general or limited partners, or assignees (or any former, current or future equityholder, controlling Person, director, manager, officer, employee, advisor, agent, representative, Affiliate, member, general or limited partner, or assignee of any of the foregoing).

“NSIA” means the National Security and Investment Act 2021.

“Objection Notice” is defined in Section 2.04(d).

“OCI” is defined in Section 5.11(i).

“Off-the-Shelf Software” means an item of off-the-shelf software or software provided as a service for which the annual fees or other aggregate consideration paid or payable by the Company or any of its Subsidiaries for such item with respect to the business is less than $50,000.

“Open Source Licenses” is defined in Section 5.12.

“Order” means all judgments, writs, decrees, injunctions, rules, orders, stipulations, determinations, rulings, awards or other binding agreements of any Governmental Body.

“Other Antitrust Regulations” mean all antitrust, competition or foreign direct investment Laws of any Governmental Body outside the United States.

“Outside Date” is defined in Section 9.01(c).

“Parent Documents” is defined in Section 6.01.

“Parent Fundamental Representations” means the representations and warranties set forth in Section 6.01 (Organization and Power), Section 6.02 (Authorization), Section 6.03(a) and (b) (Parent Shares) and Section 6.07 (Brokerage).

“Parent Payments” is defined in Section 7.04(b).

“Parent Releasees” is defined in Section 11.02.

“Parent Releasors” is defined in Section 11.02.

“Parent Shares” means shares of common stock, par value $0.0001, of Parent.

“Party-Appointed Arbitrators” is defined in Section 13.12(a).

“Permit” means any determinations, variances, notifications, qualifications, waivers, approvals, authorizations, consents, licenses, permits, registrations or certificates of a Governmental Body.

“Permitted Liens” means: (i) Liens securing liabilities which are reflected or reserved against in the Latest Balance Sheet to the extent so reflected or reserved; (ii) Liens for Taxes not yet due and payable or which are being contested in good faith and for which adequate reserves have been established and maintained in accordance with GAAP on the books and records of the Company and its Subsidiaries and which are reflected on the Financial Statements; (iii) landlord’s, mechanic’s, materialmen’s, and other similar statutory Liens arising or incurred in the ordinary course of business for amounts not yet due and payable or which are being contested if reserves with respect thereto are maintained on the Company’s and its Subsidiaries’ books in accordance with GAAP; (iv) purchase money Liens and Liens securing rental payments under capital lease arrangements; (v) Liens set forth on the Permitted Liens Schedule; (vi) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Body, which are not, individually or in the aggregate, material in amount or do not or are not reasonably likely to materially detract from the value of or materially impair the existing use or operation of or any contemplated development of the property affected by such encumbrances or imperfections; (vii) easements, rights, covenants, conditions and restrictions of record affecting title to Leased Real Property made available to Parent prior to the date hereof and which are not, individually or in the aggregate, material in amount or do not or are not reasonably likely to materially detract from the value of or materially impair the existing use or operation of or any contemplated development of the property affected by such encumbrances or imperfections; (viii) Liens arising in the ordinary course of business (including customer return rights, warranty claims, rebates, refunds and other discounts to customers) and not incurred in connection with the borrowing of money; (ix) Liens in the form of security deposits or otherwise collateralized with letters of credit or similar instruments; (x) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business; and (xi) Liens that will be terminated in connection with or prior to the Closing.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Body.

“Personal Data” means any information or data that, alone or in combination with other information, (i) can be used to specifically identify any individual or is capable, directly or indirectly, of being associated with or related to an individual and/or (ii) that constitutes “personal data” or “personal information” under applicable Data Privacy Requirements.

“Personal Property Asset” is defined in Section 5.08(a).

“Plans” is defined in Section 5.15(a).

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period through the end of the Closing Date.

“Privileged Materials” is defined in Section 13.14.

“Privileges” is defined in Section 13.14.

“Proxy Statement” is defined in Section 8.08.

“Purchase Price Adjustment Holdback Amount” means an amount equal to $3,500,000.

“Purchaser” is defined in the Preamble.

“R&W Insurance Policy” means that certain representations and warranties insurance policy attached hereto as Exhibit A.

“Recommendation” is defined in Section 6.03.

“Registered Company Intellectual Property” means all registered trademarks, applications to register trademarks, patents and patent applications and registered copyrights and applications to register copyrights owned by the Company or any of its Subsidiaries as of the date hereof.

“Remediation Plan” is defined in Section 7.03(c).

“representatives” means, with respect to any Person, the Affiliates of such Person and any officers, directors, managers, members, shareholders, principals, employees, agents, consultants, auditors, legal counsel, accountants, advisors, bankers and other representatives authorized by such Person to represent or act on such Person’s behalf.

“Required Financial Statements” is defined in Section 7.09.

“Requisite Vote” is defined in Section 8.09(a).

“Remedy Action” is defined in Section 10.04(b).

“Retained Employees” is defined in Section 10.03(a).

“RICO” is defined in Section 10.01.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions Laws (at the time of this Agreement, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine).

“Sanctioned Person” means (i) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom; (ii) any Person operating, organized, or resident in a Sanctioned Country; (iii) the government of a Sanctioned Country or the Government of Venezuela; or (iv) any Person 50% or more owned or controlled by any such Person or Persons or acting for or on behalf of such Person or Persons.

“Sanctions Laws” means applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State, or (ii) the European Union, any European Union Member State, the United Kingdom, or the United Nations Security Council.

“Schedule” is defined in the definition of “Disclosure Schedules”.

“SEC” means the United States Securities and Exchange Commission.

“Securities” is defined in Section 4.08(a).

“Securities Act” means the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder).

“Security Incident” is defined in Section 5.25(d).

“Section 280G Payments” is defined in Section 7.04(a).

“Seller” is defined in the Preamble.

“Seller Adjustment Amount” is defined in Section 2.04(g)(iii).

“Seller Documents” is defined in Section 4.01.

“Seller Releasees” is defined in Section 11.02.

“Seller Releasors” is defined in Section 11.02.

“Stock Issuance” is defined in Section 6.03.

“Stockholders Meeting” is defined in Section 8.09(a).

“Straddle Period” means a taxable period beginning on or before the Closing Date and ending after the Closing Date.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one (1) or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one (1) or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director or general partner of such partnership, association or other business entity.

“Target Working Capital” means negative $500,000.

“Tax” means any United States federal, state, or local or non-U.S. income, gross receipts, capital stock, franchise, profits, withholding, social security, value added, unemployment, disability, real property, personal property, stamp, excise, occupation, sales, use, transfer, alternative minimum, estimated or other tax imposed by any Governmental Body, including any interest, penalty or addition thereto.

“Tax Proceeding” means any proceeding, judicial or administrative, involving Taxes, Tax Returns or any audit, examination, deficiency asserted or assessment made by the IRS or any other taxing authority.

“Tax Returns” means any return, claim for refund, report, information return or other document (including any schedules, attachments or amendments thereto) filed or required to be filed with any Governmental Body in connection with the determination, assessment or collection of any Tax or the administration of any Laws relating to any Tax.

“Trade Controls” means (i) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S.

Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter I, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (ii) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law.

“Transaction Expenses” means, without duplication, to the extent not paid prior to the Closing the amount of (i) all fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants) incurred by the Company and its Subsidiaries prior to the Closing in connection with this Agreement, (ii) all fees payable by the Company and its Subsidiaries to the AE Consultants in connection with this Agreement or the transactions contemplated hereby or as otherwise accrued under the Consulting Agreement prior to the Closing, (iii) all costs of the D&O Tail Policies, (iv) any severance, “success fees”, transaction bonuses, retention bonuses, equity or equity-based incentive or change of control bonuses or similar compensatory payments to employees, officers, managers, directors, consultants or contractors of the Company or any of its Subsidiaries at or in connection with the Closing solely arising from or otherwise solely triggered or accelerated by the closing of the transactions contemplated hereby (excluding any consideration payable to any employee due to actions or decisions made by Parent at or after the Closing), including the employer portion of any payroll, social security, unemployment or similar Taxes; provided, that any such Taxes shall not include Federal Insurance Contribution Act Taxes payable with respect to the recipients of such payments who are employees of the Company and its Subsidiaries whose total compensation (other than the amounts payable in connection with compensation received in connection with the transactions contemplated hereby) that would be payable to them by the Company or any of its Subsidiaries before the Closing occurs would be in excess of the social security wage base for the calendar year in which the Closing occurs, (v) any liabilities or underfunding with respect to any retirement plans, including defined benefit pension plans, retiree welfare plans and defined contribution plans, including the employer portion of any applicable payroll, social security, unemployment or similar Taxes, (vi) all outstanding obligations for severance to any former employee or service provider of the Company or any of its Subsidiaries (or employee or service provider who has provided or received notice of an intent to terminate such relationship), including the employer portion of any applicable payroll, social security, unemployment or similar Taxes, and (vii) fifty percent (50%) of (a) any Transfer Taxes, (b) the premiums, underwriting fees and applicable taxes payable under the R&W Insurance Policy, and (c) any filing fees and local counsel fees payable in connection with the filings described in the first two (2) sentences of Section 10.04(a). Notwithstanding the foregoing, “Transaction Expenses” will exclude all costs, fees and expenses and payment obligations to the extent (x) included in Indebtedness or Closing Working Capital or (y) incurred at the request of Parent or any of its controlled Affiliates. Transaction Expenses shall be reduced by the Transaction Expense Prepayment (to the extent such Transaction Expense Prepayment is made using the cash of the Company or its Subsidiaries).

“Transaction Expense Prepayment” is defined in Section 3.01(g).

“Transaction Tax Deductions” means any Tax deduction of the Company and its Subsidiaries, in each case, to the extent deductible by the Company or any of its Subsidiaries in the Pre-Closing Tax Period at a “more likely than not” or higher level of authority, resulting from or attributable to (a) the payment of the Transaction Expenses (including amounts that would have been Transaction Expenses but were in fact paid prior to the Closing), (b) any bonuses, change in control payments, other retention payments or other similar payments made in connection with the transactions contemplated by this Agreement, (c) any costs, fees, expenses or other liabilities included in the calculation of Closing Working Capital or Indebtedness, any deduction for unamortized financing costs of the Company or any of its Subsidiaries and premium deductions arising from the repayment of indebtedness (including any previously capitalized expenses attributable thereto, interest, breakage fees or accelerated deferred financing fees and other fees associated with such prepayment) and (d) any other costs or expenses incurred in connection with the transactions contemplated by this Agreement, but in each case (a)-(d), only if and to the extent such costs, fees, expenses or other liabilities were (i) paid prior to the Measurement Time, (ii) included as a current liability in Closing Working Capital as finally determined, (iii) included in the final determination of Indebtedness taken into account in the Closing Equity Proceeds or the Indebtedness Prepayment, or (iv) included in the final determination of Transaction Expenses taken into account in the Closing Equity Proceeds or the Transaction Expense Prepayment; provided, that for purposes of determining the Income Tax Liability included in Indebtedness, it shall be assumed that the parties have made any available elections under Revenue Procedure 2011-29, 2011-18 IRB to treat seventy percent (70%) of any success-based fees that were paid as an amount that did not facilitate the transactions contemplated hereby, and therefore treat seventy percent (70%) of such costs as deductible in the taxable year that included the Closing Date for U.S. federal (and applicable state and local) Income Tax purposes.

“Transfer Taxes” is defined in Section 12.05.

“Treasury Regulations” means the U.S. Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

“Triggering Notice” is defined in Section 8.09(b).

“Unaudited Financial Statements” is defined in Section 5.05(a).

“Unit” means a “Unit” having the rights and obligations as set forth in the LLC Agreement.

“Waived Benefits” is defined in Section 7.04(a).

“WARN Act” is defined in Section 5.24(e).

“Working Capital” means (i) only those specific line items designated as “current assets” on Exhibit G, minus (ii) only those specific line items designated as “current liabilities” on the Exhibit G, in each case, for the Company and its Subsidiaries on a consolidated basis calculated in accordance with the Accounting Principles and subject to the specific adjustments set forth on the Exhibit G. For the avoidance of doubt, Working Capital shall exclude Cash, Indebtedness, Transaction Expenses, income Tax assets and income Tax liabilities and deferred Tax assets and deferred Tax liabilities. Exhibit G sets forth an illustrative example of the calculation of Working Capital (including any such specific adjustments thereto for purposes of calculating Working Capital), as of 12:01 a.m. Eastern Time on September 30, 2023. Such calculation is included for reference purposes only, and notwithstanding anything to the contrary, neither the Company nor any other Person makes any representation or warranty in respect thereof.

1.02 Other Definitional Provisions.

(a) Accounting Terms. Accounting terms which are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement or any Ancillary Agreement (including, for the avoidance of doubt, definitions set forth in the Accounting Principles) is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement or such Ancillary Agreement will control.

(b) Business Day. If the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

(c) Calendar Days. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.

(d) Capacity. References herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity.

(e) Contract. References herein to any Contract mean such Contract as amended, supplemented or modified (including any waiver thereto).

(f) Dollar, etc. The terms “dollars” or “$” mean dollars in the lawful currency of the United States of America and all payments made pursuant to this Agreement shall be in United States dollars.

(g) Gender. References herein to any gender shall include each other gender.

(h) Heirs, Executors, etc. References herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02(h) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement.

(i) Hereof, etc. The terms “hereof,” “herein” and “hereunder” and terms of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement.

(j) Including, etc. The term “including,” “includes” and terms of similar import have the inclusive meaning frequently identified with the phrase “but not limited to” or “without limitation”.

(k) Internal References. References herein to a specific article, section, subsection, clause, recital, schedule or exhibit shall refer, respectively, to articles, sections, subsections, clauses, recitals, schedules or exhibits of this Agreement, unless otherwise specified.

(l) Or. The word “or” shall be disjunctive but not exclusive.

(m) Singular and Plural Forms. Unless the context otherwise clearly indicates, each defined term used in this Agreement shall have a comparable meaning when used in its plural or in its singular form.

(n) Successor Laws. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

(o) Time Period. With respect to the determination of any period of time, the word “from” or “since” means “from and including” or “since and including,” as applicable, and the words “to” and “until” each means “to but excluding”.

(p) To the extent. The phrase “to the extent” means the degree by which, and not “if.”

(q) Ordinary Course. The phrase “ordinary course of business” means such actions taken in the ordinary course of business consistent with past practices.

ARTICLE II

THE MERGERS

2.01 Mergers. On and subject to the terms and conditions of this Agreement, at the Closing:

(a)	First Merger.

(i) The First Merger will be consummated by the filing of a certificate of merger in customary form with the Secretary of State of the State of Delaware (the “First Certificate of Merger”) in accordance with the DGCL and the DLLCA. Upon such filing, Merger Sub shall be merged with and into the Company, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving company under the laws of the State of Delaware (the “Initial Surviving Company”). The First Merger shall be effective at such time as the First Certificate of Merger is duly filed with and accepted for record by the Secretary of State of the State of Delaware or such later time as the parties may specify in the First Certificate of Merger (the “First Effective Time”).

(ii) At the First Effective Time, by virtue of the First Merger and without any further action by any other Person:

(A) all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Initial Surviving Company and all debts, liabilities, obligations and duties of the Company and Merger Sub shall become debts, liabilities, obligations and duties of the Initial Surviving Company;

(B) (1) the certificate of formation of the Company, as in effect immediately prior to the First Effective Time, shall be the certificate of formation of the Initial Surviving Company as of the First Effective Time and (2) the LLC Agreement, as in effect immediately prior to the First Effective Time, shall be the limited liability company agreement of the Initial Surviving Company as of the First Effective Time;

(C) the directors and officers of Merger Sub at the First Effective Time shall be installed as the managers and officers of the Initial Surviving Company, in each case until successors are duly elected or appointed in accordance with the certificate of formation and limited liability company agreement of the Initial Surviving Company and the DLLCA;

(D) each share of common stock of Merger Sub issued and outstanding immediately prior to the First Effective Time will be converted into and become one validly issued, fully paid and non-assessable unit of limited liability company interest of the Initial Surviving Company; and

(E) each Company Unit issued and outstanding immediately prior to the First Effective Time and all rights in respect thereof shall forthwith cease to exist and be converted into and represent solely the right to receive, without interest, the Closing Equity Proceeds pursuant to, and subject to the terms and conditions of, this Agreement.

(b)	Second Merger.

(i) Immediately following the First Merger, the Second Merger will be consummated by the filing of a certificate of merger in customary form with the Secretary of State of the State of Delaware (the “Second Certificate of Merger”) in accordance with the DLLCA. Upon such filings, the Initial Surviving Company shall be merged with and into Purchaser, the separate existence of the Initial Surviving Company shall cease and Purchaser shall continue as the surviving limited liability company under the laws of the State of Delaware (the “Final Surviving Company”). The Second Merger shall be effective at such time as the Second Certificate of Merger is duly filed with and accepted for record by the Secretary of State of the State of Delaware or such later time as the parties may specify in the Second Certificate of Merger but in any event immediately following the First Merger (the “Second Effective Time”).

(ii) At the Second Effective Time, by virtue of the Second Merger and without any further action by any other Person:

(A) all the properties, rights, privileges, powers and franchises of the Initial Surviving Company and Purchaser shall vest in the Final Surviving Company and all debts, liabilities, obligations and duties of the Initial Surviving Company and Purchaser shall become debts, liabilities, obligations and duties of the Final Surviving Company;

(B) (1) the certificate of formation of Purchaser, as in effect immediately prior to the Second Effective Time, shall be the certificate of formation of the Final Surviving Company as of the Second Effective Time, and (2) the limited liability company agreement of Purchaser, as in effect immediately prior to the Second Effective Time, shall be the limited liability company agreement of the Final Surviving Company as of the Second Effective Time;

(C) the managers and officers of Purchaser at the Second Effective Time shall be the managers and officers of the Final Surviving Company, in each case until successors are duly elected or appointed in accordance with the limited liability company agreement of the Final Surviving Company and the DLLCA;

(D) each unit of limited liability company interest of the Initial Surviving Company issued and outstanding immediately prior to the Second Effective Time will be converted into and become one validly issued and fully paid unit of limited liability company interest of the Final Surviving Company; and

(E) each unit of limited liability company interest of Purchaser issued and outstanding immediately prior to the Second Effective Time and all rights in respect thereof shall be cancelled and forthwith cease to exist.

2.02 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the electronic exchange of documents and signature pages at 9:00 a.m. Eastern Time on the fourth (4th) Business Day following full satisfaction or due waiver (to the extent permitted by applicable Law) of all of the closing conditions set forth in Article III (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at Closing) or on such other date as is mutually agreed to in writing by Purchaser and Seller. The date and time of the Closing are referred to herein as the “Closing Date”.

2.03 Closing Transactions. On the terms and subject to the conditions set forth in this Agreement, the parties hereto shall consummate the following transactions on the Closing Date:

(a) (i) the Company and Merger Sub shall cause the First Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware, and (ii) immediately following the First Merger, the Initial Surviving Company and the Purchaser shall cause the Second Certificate of Merger to be duly executed and filed with the Secretary of State of the State of Delaware;

(b) Parent shall issue or transfer, or cause to be issued or transferred, to Seller the number of Parent Shares payable as the Estimated Closing Equity Consideration pursuant to the terms hereof, which may be represented by book-entry interests or one or more certificates issued to Seller at Parent’s election; and

(c) the parties hereto shall make such other deliveries as are required by Article III.

2.04 Closing Equity Proceeds Adjustment.

(a) At least five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent a written statement (the “Estimated Closing Statement”), setting forth in reasonable detail the Company’s good faith estimate of the Closing Equity Proceeds (the “Estimated Closing Equity Proceeds”) and the Closing Equity Consideration (the “Estimated Closing Equity Consideration”), including each of the components thereof, and in each case, the determinations and calculations therein will be calculated in accordance with this Agreement (including Exhibit G) and the definitions herein and the Accounting Principles. Following delivery of the Estimated Closing Statement, to the extent reasonably requested in writing by Parent, the Company shall make available to Parent supporting documentation (subject to execution of any customary work paper access letter to the extent applicable) used in preparing the Estimated Closing Statement, Parent and its representatives shall be permitted reasonable access at reasonable times during normal business hours to review the Company’s books and records reasonably related to the preparation of the Estimated Closing Statement; provided, that such access will not unreasonably interfere with the normal business operations of the Company or its Subsidiaries and no such access of examination shall be permitted to the extent that it would require the Company or its Subsidiaries to disclose information subject to attorney-client privilege or attorney work-product privilege. Parent and its representatives may make inquiries of the Company and the senior management employees of the Company responsible for the preparation of the Estimated Closing Statement regarding questions concerning or disagreements with the Estimated Closing Statement arising in the course of their review thereof, and the Company shall, and shall use its commercially reasonable efforts to cause such senior management employees to, cooperate with and respond to such inquiries, and shall consider any reasonable comments provided by Parent in good faith based on Parent’s review of the Estimated Closing Statement (and the calculations and determinations set forth therein) and such documentation. If the Company agrees to make any modification to the Estimated Closing Statement requested by Parent, then the Estimated Closing Statement as so agreed by the Company to be modified shall be deemed to be the Estimated Closing Statement for purposes of this Agreement; provided, that, if there is a dispute over the Estimated Closing Statement, the Estimated Closing Statement delivered by the Company shall govern in all respects, and the obligation of the Company to consider such reasonable comments of Parent regarding the Estimated Closing Statement shall in no event require that the Company revise its calculation of the Estimated Closing Equity Proceeds or that the Closing to be postponed or otherwise delayed.

(b) As promptly as practicable after the Closing, but in no event later than seventy five (75) days after the Closing Date, Parent shall prepare and deliver to Seller a statement (the “Closing Statement”) setting forth Parent’s good faith calculation of the Closing Equity Proceeds, including each of the components thereof, in each case, the determinations and calculations therein will be calculated in accordance with this Agreement (including Exhibit G) and the definitions herein and the Accounting Principles.

(c) The post-Closing purchase price adjustment as set forth in this Section 2.04 is not intended to permit the introduction of different accounting methods, policies, practices, procedures, conventions, categorizations, definitions, principles, judgments, assumptions, techniques or estimation methods with respect to financial statements, their classification or presentation or otherwise (including with respect to the nature of accounts, level of reserves or level of accruals) from those used to calculate the amounts set forth on Exhibit G and included in the Accounting Principles.

(d) Parent and its Subsidiaries (including the Company and its Subsidiaries) shall (i) permit Seller and its representatives to have reasonable access to the books, records and other documents (including work papers, schedules, financial statements, memoranda, etc.) pertaining to or used in connection with the preparation of the Closing Statement and Parent’s calculation of the Closing Equity Proceeds and provide Seller with copies thereof (as reasonably requested by Seller); provided, that such access will not unreasonably interfere with the normal business operations of Parent and the Company and no such access or examination shall be permitted to the extent that it would require Parent or the Company to disclose information subject to attorney-client privilege or attorney work-product privilege, and (ii) provide Seller and its representatives reasonable access to Parent’s and its Subsidiaries’ (including the Company’s and its Subsidiaries’) employees and advisors involved in preparing the Closing Statement (including using commercially reasonable efforts to cause their chief financial officer(s) and accountants to be available to respond to reasonable written or oral inquiries of Seller or its representatives). If Seller disagrees with any part of Parent’s calculation of the Closing Equity Proceeds as set forth on the Closing Statement, Seller shall, within thirty (30) days after Seller’s receipt of the Closing Statement, notify Parent in writing of such disagreement by setting forth Seller’s calculation of the Closing Equity Proceeds, including each of the components thereof, and describing in reasonable detail the basis for such disagreement (an “Objection Notice”). If an Objection Notice is timely delivered to Parent, then Parent and Seller shall negotiate in good faith to resolve their disagreements with respect to the computation of the Closing Equity Proceeds. Parent and Seller each acknowledge and agree that all discussions related to the Objection Notice are, without prejudice, communications made in confidence with the intent of attempting to resolve a litigious dispute and are subject to settlement privilege. In the event that Parent and Seller are unable to resolve all such disagreements within thirty (30) days after Parent’s receipt of such Objection Notice or such longer period as Parent and Seller may mutually agree in writing, Parent and Seller shall promptly submit such remaining disagreements to Houlihan Lokey, or, if such firm refuses or is otherwise unable to act in such capacity, an independent nationally-recognized valuation or consulting firm as is acceptable to Parent and Seller (the “Firm”). For the avoidance of doubt, any determination expressly set forth in the Closing Statement which is not objected to in an Objection Notice shall be final and binding upon the parties hereto for purposes of calculating the Closing Equity Proceeds and shall not be subject to appeal or further review.

(e) The Firm shall act as an expert and not as an arbitrator, and make a final and binding determination with respect to the computation of the Closing Equity Proceeds, including each of the components thereof, to the extent such amounts are in dispute, in accordance with the guidelines and procedures set forth in this Agreement and on Exhibit C. Parent and Seller shall cooperate with the Firm during the term of its engagement and shall use commercially reasonable efforts to cause the Firm to resolve all remaining disagreements with respect to the computation of the Closing Equity Proceeds, including each of the components thereof, as soon as practicable. The Firm shall consider only those items and amounts in Parent’s and Seller’s respective calculations of the Closing Equity Proceeds, including each of the components thereof, that are in the Objection Notice and identified as being items and amounts to which Parent and Seller have been unable to agree. In resolving any disputed item, the Firm may not assign a value to any item in dispute outside of the range of (i) Parent’s proposed value for such disputed item as set forth in the Closing Statement, or (ii) Seller’s proposed value for such disputed item as set forth in the Objection Notice. Except as permitted on Exhibit C hereto in order to clarify or understand any position or argument made by a party in a written submission, the Firm’s determination of the Closing Equity Proceeds, including each of the components thereof, shall be based solely on written presentations submitted by Parent and Seller which are in accordance with the guidelines and procedures (including the definitions of each of the components thereof) set forth in this Agreement (i.e., not on the basis of an independent review) and the Accounting Principles. The determination of the Firm shall be conclusive and binding upon the parties hereto for purposes of calculating the Closing Equity Proceeds and shall not be subject to appeal or further review (absent manifest clerical or mathematical error).

(f) The fees, costs and expenses of the Firm shall be allocated to and borne by Parent and Seller based on the inverse of the percentage that the Firm’s determination (before such allocation) bears to the total amount of the total items in dispute as originally submitted to the Firm. For example, should the items in dispute total in amount to $1,000 and the Firm awards $600 in favor of the Seller’s position, 60% of the costs of its review would be borne by Parent and 40% of the costs would be borne by the Seller. Prior to the Firm’s determination of the Closing Equity Proceeds, (i) Parent, on the one hand, and Seller, on the other hand, shall retain the Firm and each pay fifty percent (50%) of any retainer paid to the Firm, and (ii) during the engagement of the Firm, the Firm will bill fifty percent (50%) of the total charges to each of Parent, on the one hand, and Seller, on the other hand. In connection with the Firm’s determination of the Closing Equity Proceeds, the Firm shall also determine, pursuant to the terms of the first sentence of this Section 2.04(f), and taking into account all fees, costs and expenses of the Firm already paid by each of Parent, on the one hand, and Seller, on the other hand, as of the date of such determination, the allocation of the Firm’s fees, costs and expenses between Parent and Seller, which such determination shall be conclusive and binding upon the parties hereto.

(g) Within five (5) Business Days after the Closing Equity Proceeds, including each of the components thereof, is finally determined (such date, the “Finalization Date”) pursuant to this Section 2.04:

(i) if the Closing Equity Proceeds as finally determined pursuant to this Section 2.04 are less than the Estimated Closing Equity Proceeds (the total amount of such difference, the “Overpayment Amount”) and the Overpayment Amount is less than the Purchase Price Adjustment Holdback Amount, then Parent shall issue to Seller a number of Parent Shares equal to (A) the difference of (1) the Purchase Price Adjustment Holdback Amount minus (2) the Overpayment Amount divided by (B) the volume weighted average price for the Parent Shares over the 20 trading days ending on the first trading day that precedes the Finalization Date;

(ii) if the Closing Equity Proceeds as finally determined pursuant to this Section 2.04 are less than the Estimated Closing Equity Proceeds and the Overpayment Amount is equal to or more than the Purchase Price Adjustment Holdback Amount, Parent shall not issue to Seller any Parent Shares in respect of the Purchase Price Adjustment Holdback Amount; and

(iii) if the Closing Equity Proceeds as finally determined pursuant to this Section 2.04 are greater than the Estimated Closing Equity Proceeds (the total amount of such excess, the “Seller Adjustment Amount”), then Parent shall issue to Seller a number of Parent Shares equal to (A) the sum of (1) the Purchase Price Adjustment Holdback Amount plus (2) the lesser of (x) the Seller Adjustment Amount or (y) an amount equal to the Purchase Price Adjustment Holdback Amount divided by (B) the volume weighted average price for the Parent Shares over the 20 trading days ending on the first trading day that precedes the Finalization Date.

(h) Any payment, transfer or issuance made pursuant to Section 2.04(g) shall (i) be treated by all parties for U.S. federal (and applicable state, local, and non-U.S.) income Tax purposes as an adjustment to the Enterprise Value unless otherwise required by Law and (ii) be made by wire transfer of immediately available funds to the account(s) designated by Parent or Seller, as applicable. The payments described in Section 2.04(g)(i) shall be the sole and exclusive remedy of Parent for any and all claims arising under this Agreement with respect to this Section 2.04.

2.05 Certain Payments. The Company shall act as paying agent in effecting any payments that are compensatory for income Tax purposes and are made in connection with the transactions contemplated by this Agreement to any individual employed by the Company or any of its Subsidiaries. The Company (or any other Person that has any withholding obligation with respect to any payment made pursuant to this Section 2.05) shall be entitled to deduct and withhold from any payments to be made pursuant to this Section 2.05 any Taxes required to be deducted and withheld with respect to the making of such payments under the Code or any other applicable provision of Law and any amounts deducted or withheld hereunder shall be treated for all purposes of this Agreement has having been paid to the Person in respect of which such deduction and withholding was made.

2.06 Withholding. Parent (and any other Person that has any withholding obligation with respect to any payment made pursuant to this Agreement) shall be entitled to deduct and withhold from any amounts payable pursuant to, or in connection with, this Agreement to any Person such amounts as Parent or such other Person is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable provision of Tax Law; provided, that, other than in respect of compensatory payments subject to payroll Taxes or any failure to deliver the FIRPTA certificate in accordance with Section 12.07 hereof, Parent or such other Person shall use commercially reasonable efforts to (i) provide Seller with reasonable written notice at least five (5) Business Days prior to deducting or withholding any amounts pursuant to this Section 2.06 indicating the (a) amount to be deducted or withheld with respect to each Person from which any amount is to be deducted or withheld and (b) the relevant provisions of the Code (or other applicable Tax Law) requiring such deduction or withholding, and (ii) work in good faith with Seller to mitigate, reduce or eliminate any such deduction or withholding. To the extent that amounts are so deducted or withheld and duly and timely paid over to the applicable Tax authority in accordance with applicable Law, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE III

CONDITIONS TO CLOSING

3.01 Conditions to Parent’s, Purchaser’s and Merger Sub’s Obligation. The obligation of Parent, Purchaser and Merger Sub to consummate the Closing is subject to the satisfaction of the following conditions immediately prior to the Closing:

(a) the representations and warranties set forth in Article IV and Article V of this Agreement (other than the Fundamental Representations), as qualified by the Disclosure Schedules, shall be true and correct (without giving effect to any limitation or qualification that includes the word “material,” “materiality” or “Material Adverse Change” set forth therein) as of the Closing Date, except (i) to the extent that the failure of such representations and warranties to be true and correct does not constitute a Material Adverse Change, and (ii) for those representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date except to the extent that the failure of such representations and warranties to have been true and correct as of such earlier date did not constitute a Material Adverse Change;

(b) the Fundamental Representations, as qualified by the Disclosure Schedules, shall be true and correct in all respects (except for any de minimis exceptions) as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all respects (except for any de minimis exceptions) as of such earlier date);

(c) the Company and Seller shall not be in breach in any material respect of the covenants and agreements required to be performed by them under this Agreement prior to the Closing;

(d) the Company shall have delivered to Parent a certificate signed by an officer of the Company in the form of Exhibit D, dated as of the Closing Date, certifying that the conditions specified in Section 3.01(a), Section 3.01(b), and Section 3.01(c), in each case, solely with respect to the representations, warranties, covenants and agreements of the Company, and Section 3.01(h), have been satisfied;

(e) Seller shall have delivered to Parent a certificate signed by an officer of Seller in the form of Exhibit E, dated as of the Closing Date, certifying that the conditions specified in Section 3.01(a), Section 3.01(b), and Section 3.01(c) in each case, solely with respect to the representations, warranties, covenants and agreements of Seller, have been satisfied;

(f) Seller shall have delivered to Parent (i) the Consulting Termination Agreement substantially in the form attached hereto as Exhibit B and (ii) customary evidence of the termination of any Contracts (other than the AE Consulting Agreement) between or among the Company or any of its Subsidiaries, on the one hand, and Seller or any of its Affiliates (other than the Company and its Subsidiaries or Parent or its Subsidiaries), on the other hand, in each case, that are set forth on Schedule 3.01(f);

(g) Seller shall have repaid, or shall have caused the Company to repay, (1) all outstanding Indebtedness of the types set forth on Schedule 3.01(g)(i) (the “Indebtedness Prepayment”), and shall have made arrangements for the holders of such Indebtedness to deliver customary Lien releases to Parent at the Closing (if applicable), and (2) all unpaid Transaction Expenses of the types set forth on Schedule 3.01(g)(ii) (the “Transaction Expense Prepayment”), and in each case, shall have delivered customary evidence of such repayment and payment, as applicable;

(h) No Material Adverse Change shall have occurred since the date hereof and be continuing;

(i) the Seller shall have delivered the Required Financial Statements; and

(j) the Seller shall have delivered to Parent an executed copy of the IRA Amendment.

3.02 Conditions to the Company’s and Seller’s Obligations. The obligations of the Company and Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions immediately prior to the Closing:

(a) the representations and warranties of Parent (other than Parent Fundamental Representations) set forth in Article VI, as qualified by the Disclosure Schedules, shall be true and correct (without giving effect to any limitation as to “materiality” set forth therein) as of the Closing Date, except (i) to the extent that the failure of such representations and warranties to be true and correct would not have and would not reasonably be expected to have, a material adverse effect on the ability of the Parent, Purchaser or the Merger Sub to consummate the transactions contemplated hereby, and (ii) for those representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date except to the extent that the failure of such representations and warranties to have been true and correct as of such earlier date would not have a material adverse effect on the ability of the Parent, Purchaser or the Merger Sub to consummate the transactions contemplated hereby;

(b) the Parent Fundamental Representations, as qualified by the Disclosure Schedules, shall be true and correct in all respects (except for any de minimis exceptions) as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all respects (except for any de minimis exceptions) as of such earlier date);

(c) Neither Parent, Purchaser nor Merger Sub shall be in breach in any material respect of its covenants and agreements required to be performed by it under this Agreement prior to the Closing;

(d) Parent shall have delivered to the Company and Seller a certificate signed by an officer of Parent in the form of Exhibit F, dated as of the Closing Date, certifying that the conditions specified in Section 3.02(a), Section 3.02(b) and Section 3.02(c) have been satisfied; and

(e) Parent shall have delivered to Seller an executed copy of the IRA Amendment.

3.03 Conditions to All Parties’ Obligations. The obligation of each of the Company, Seller, Parent, Merger Sub and Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions as of immediately prior to the Closing:

(a) the approvals and waiting periods under any Other Antitrust Regulations that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.14 shall have been received and remain in effect (in the case of approvals) or expired, waived or been terminated (in the case of waiting periods);

(b) without prejudice to the generality of Section 3.03(a), the United Kingdom Secretary of the State shall have granted approval of the transactions contemplated by this Agreement in accordance with section 13(2) NSIA or otherwise provided written confirmation to the parties that such approval is not required;

(c) no final, binding and non-appealable injunction, order, judgment, decision, decree or ruling shall have been issued, promulgated, enacted or enforced by any Governmental Body after the date hereof enjoining or otherwise prohibiting the performance of this Agreement or the consummation of any of the transactions contemplated hereby;

(d) Parent shall have received the Requisite Vote at the Stockholders Meeting; and

(e) this Agreement shall not have been validly terminated in accordance with Section 9.01.

3.04 Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set forth in Section 3.01, Section 3.02 or Section 3.03, as the case may be, if such failure was caused by such party’s failure to comply with any provision of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to each of Parent, Purchaser and Merger Sub that the statements in this Article IV are true and correct, except as set forth in the Schedules.

4.01 Organization and Power. Seller is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, with full limited liability company power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to be executed by Seller in connection with the transactions contemplated by this Agreement (the “Seller Documents”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

4.02 Authorization. The execution, delivery and performance of this Agreement and each of the Seller Documents by Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all requisite limited liability company action, and no other limited liability company proceedings are necessary to authorize the execution, delivery or performance of this Agreement by Seller. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by Seller, and assuming that each of this Agreement and the Seller Documents, as applicable, is a valid and binding obligation of the other parties hereto and thereto (to the extent applicable), this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity.

4.03 Title to Company Units. Seller legally and beneficially owns the Units set forth on Schedule 5.04 as being owned by Seller. At the Closing, Seller shall deliver good and valid title to the Units owned by Seller as set forth on Schedule 5.04, free and clear of all Liens (other than Liens and any other transfer restrictions arising under applicable securities Laws), in accordance with the terms and conditions hereof.

4.04 No Violation. Seller’s execution, delivery or performance of this Agreement and the Seller Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation of breach of its Governing Documents, (b) conflict with or result in a violation of breach of any applicable Law, or rule or regulation of any Governmental Body, or (c) require the consent or waiver of, notice to or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any material Contract to which Seller is a party or by which its properties or assets are bound, or any material Permit affecting the properties or assets of Seller, except, in the case of (b) and (c), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Seller to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

4.05 Governmental Bodies; Consents. Except for any Other Antitrust Regulations that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.14(a), Seller is not required to submit any notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth on Schedule 5.14(b), no consent, approval or authorization of any Governmental Body or any other party or Person is required to be obtained by Seller in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

4.06 Litigation. Except as set forth on Schedule 4.06, there are no, and since the Lookback Date there have been no, Actions pending or, to the knowledge of Seller, threatened against Seller at Law or in equity, or before or by any Governmental Body, which if adversely determined, would, individually or in the aggregate, reasonably be expected to prevent, materially delay or impair the ability of Seller to perform its obligations under this Agreement or the consummation of the transactions contemplated hereby. Seller is not subject to any outstanding Orders that individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the ability of Seller to perform its obligations under this Agreement or the consummation of the transactions contemplated hereby.

4.07 Brokerage. Except as set forth on Schedule 5.19, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller for which Parent or any of its Subsidiaries will be liable following the Closing.

4.08 Investment Representations. Seller (a) is acquiring the Parent Shares issued to it pursuant to this Agreement (the “Securities”) for investment and for its own account and not as a nominee or agent for any other Person; (b) understands that the Securities have not been registered for sale under the Securities Act or any state securities or “blue-sky” Laws in reliance upon exemptions therefrom; and (c) has knowledge and experience in financial and business matters and knows of the high degree of risk associated with investments generally.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of Parent, Purchaser and Merger Sub that the statements in this Article V are true and correct, except as set forth in the schedules accompanying this Article V (each, a “Schedule” and, collectively, the “Schedules”).

5.01 Organization and Power. The Company is a limited liability company duly formed and organized, validly existing and in good standing under Delaware Law, and the Company has all requisite limited liability company power and authority to own and operate its properties and to carry on its businesses as now conducted. The Company is qualified to do business and is in good standing (or the equivalent) in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires the Company to qualify, except where the failure to be so qualified would not constitute a Material Adverse Change.

5.02 Subsidiaries. Except as set forth on Schedule 5.02, the Company (a) does not own or hold the right to acquire any stock, partnership interest or joint venture interest or other equity interest in any other corporation, organization or entity, and (b) owns, directly or indirectly, of record and beneficially, all units, shares, capital stock and other equity interests in each of its Subsidiaries, free and clear of all Liens (other than Permitted Liens and Liens arising under applicable securities Laws), and all such units, shares, capital stock and other equity interests are validly issued, fully paid and non-assessable (to the extent such concept is applicable to such equity interests). Each of the Subsidiaries of the Company is duly incorporated, formed or organized, as applicable, validly existing and in good standing (or its equivalent, if applicable) under the applicable Laws of its jurisdiction of incorporation, formation or organization, as applicable, and each of the Subsidiaries of the Company has all requisite limited liability company or corporate (or comparable entity) power and authority to own and operate its properties and to carry on its businesses as now conducted. Each of the Subsidiaries of the Company is qualified to do business and is in good standing (or its equivalent) in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified would not be, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole. Copies of the Governing Documents of the Company and its Subsidiaries have been made available to Parent, and such Governing Documents are correct and complete in all material respects, and no amendments are pending with respect thereto, and the Company and its Subsidiaries are not in violation of any material terms thereof.

5.03 Authorization; No Breach.

(a) The Company has full limited liability company power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to be executed by the Company in connection with the transactions contemplated by this Agreement (the “Company Documents”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each of the Company Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all requisite limited liability company action, and no other limited liability company proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been, and each of the Company Documents will be at or prior to the Closing, duly and validly authorized, executed and delivered by the Company, and assuming that this Agreement and each of the Company Documents, as applicable, is a valid and binding obligation of the other parties hereto and thereto (to the extent applicable), this Agreement constitutes, and each of the Company Documents when so executed and delivered will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity.

(b) Except for the requirements under any Other Antitrust Regulations that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 5.14 and as set forth on Schedule 5.03(b), the execution, delivery and performance of this Agreement and each of the Company Documents by the Company and the consummation of the transactions contemplated hereby and thereby, or compliance by the Company or its Subsidiaries with any of the provisions hereof or thereof, do not and will not conflict with, result in any breach of, require any notice under, constitute a default under (with or without notice or lapse of time or both), result in a violation of, result in the creation of any Lien upon any properties or assets of the Company or any of its Subsidiaries under, give rise to any right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or give rise to any obligation of the Company or any of its Subsidiaries to make any payment under, any provision of (i) any of the Company’s or any of its Subsidiaries’ Governing Documents, (ii) any Material Contract, (iii) any outstanding judgment, Order or decree applicable to the Company or any of its Subsidiaries or any of their respective properties or assets of the Company or any of its Subsidiaries, or (iv) any applicable Law to which the Company or any of its Subsidiaries is subject, except in the case of clauses (ii), (iii), and (iv) that would not be, and would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole.

5.04 Company Units.

(a) All of the equity interests of the Company are duly authorized and validly issued and are owned and held of record by Seller. None of the equity interests of the Company are in certificated form.

(b) There are no outstanding options, warrants, rights to subscribe to, purchase rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any units, shares of capital stock or securities containing any equity features of the Company or its Subsidiaries, or Contracts, commitments, understandings or arrangements, by which the Company or its Subsidiaries is or may become bound to issue additional units, shares of its capital stock or other equity interests or options, warrants, rights to subscribe to, purchase rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any units, shares of capital stock or other equity interests.

(c) There are no securities or rights of the Company or any of its Subsidiaries, or Contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to sell, transfer, deliver, redeem or otherwise acquire any units, shares of capital stock or other equity interests of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for equity securities having the right to vote) with the equityholders of any of the Company or any of its Subsidiaries on any matter. There are no voting trusts or other Contracts or agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the units, shares of capital stock or other equity interests of the Company or any of its Subsidiaries. No Person has any right of first offer, right of first refusal or preemptive right in connection with the transactions contemplated by this Agreement or any future offer, sale or issuance of, in each case, any capital stock or other equity or ownership interests of the Company or its Subsidiaries.

5.05 Financial Statements.

(a) Attached to Schedule 5.05 are: (i) (A) Seller’s unaudited consolidated balance sheets as of September 30, 2023 (the “Latest Balance Sheet”) and the related statement of income for the nine (9)-month period then ended, and (B) Seller’s unaudited consolidated balance sheet and statements of operations and cash flows for the fiscal year ended December 31, 2022 (together with the financial statements described in clause (A), the “Unaudited Financial Statements”), and (ii) Seller’s audited consolidated balance sheet and statements of income and cash flows for the fiscal year ended December 31, 2021 (the “Audited Financial Statements” and, collectively with the Unaudited Financial Statements, the “Financial Statements”). The Financial Statements have been based upon the information contained in Seller’s and its Subsidiaries’ books and records, have been prepared in conformity with GAAP and present fairly in all material respects the financial condition and results of operations of Seller and its Subsidiaries as of the times and for the periods referred to therein, subject in the case of the unaudited financial statements to (x) the absence of footnote disclosures and other presentation items (which are not reasonably expected to be, individually or in the aggregate, material), and (y) changes resulting from normal year-end adjustments. All accounts receivable of the Company and its Subsidiaries that are reflected on the unaudited balance sheet as of the date of the Latest Balance Sheet represent receivables arising from sales actually made or services actually performed or to be performed in the ordinary course of business.

(b) Seller is a holding company and was formed for the sole purpose of investing, directly or indirectly, in the Company and its Subsidiaries and has never owned, and does not own, any assets or properties except for equity interests of the Company. Since its formation, Seller has not engaged in any business activities, including those conducted by any Subsidiary thereof, except for those incidental to its ownership of equity interests of the Company. Seller does not have, and since its formation has never had, any employees. Except for liabilities incident to its formation and organization and maintenance of its existence, incurred in connection with the transactions contemplated hereby and those typical of a holding company, Seller has not incurred any material liabilities.

(c) The Required Financial Statements and the Additional Financial Statements, when delivered in accordance with Section 7.09, will not materially differ from the Financial Statements (other than any differences resulting from the applicable time periods during which such financial statements were measured and prepared). The Required Financial Statements and the Additional Financial Statements, when delivered in accordance with Section 7.09, in each case, will be prepared in conformity with GAAP in all material respects (as modified by the rules and regulations of the SEC) and present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries as of the times and for the periods referred to therein, subject in the case of the unaudited financial statements to (x) the absence of footnote disclosures and other presentation items (which are not reasonably expected to be, individually or in the aggregate, material), and (y) changes resulting from normal year-end adjustments.

5.06 Absence of Undisclosed Liabilities. Except as set forth on Schedule 5.06, the Company and its Subsidiaries do not have any Liabilities other than Liabilities (a) that are taken into account in calculating the Closing Equity Proceeds as finally determined pursuant to Section 2.04, (b) set forth or reflected and reserved against on the Latest Balance Sheet or disclosed in the notes thereof or in the notes to the other Financial Statements, (c) arising after the date of the Latest Balance Sheet in the ordinary course of business of the Company (none of which is a Liability for breach of Contract, breach of warranty, tort, infringement or violation of Law or arising out of any Action), (d) arising under Material Contracts or under contracts or commitments entered into in the ordinary course of business which are not required to be disclosed on Schedule 5.10(a) after the date of the Latest Balance Sheet in the ordinary course of business (excluding any obligations related to the breach or other violation thereof), (e) incurred in connection with the transactions contemplated by this Agreement or (f) which would not be material to the Company and its Subsidiaries, taken as a whole.

5.07 No Material Adverse Change; Absence of Certain Developments.

(a) Since the date of the Latest Balance Sheet through the date hereof, there has not been any Material Adverse Change.

(b) Except (i) as set forth on Schedule 5.07(b) and (ii) in connection with the transactions contemplated by this Agreement or transactions undertaken in response to, or in connection with, any COVID-19 Measures, since the date of the Latest Balance Sheet through the date hereof, the Company and its Subsidiaries have conducted their businesses only in the ordinary course of business in all material respects. Without limiting the generality of the foregoing, and except as set forth on Schedule 5.07(b) and except in connection with the transactions contemplated by this Agreement, since the date of the Latest Balance Sheet through the date hereof, neither the Company nor any of its Subsidiaries has taken any action that would have been prohibited by Section 7.01(b) if it had been taken after the date hereof and prior to the Closing Date.

5.08 Title to Properties.

(a) The Company and its Subsidiaries own good and valid title to, or hold a valid leasehold interest in or other enforceable legal rights to own or use all of their respective material machinery, equipment and other tangible personal property used in the ordinary course of business (the “Personal Property Assets”), free and clear of all Liens, except for Permitted Liens. Each Personal Property Asset has been maintained in all material respects in accordance with generally accepted industry practice, are in all material respects in operable condition and repair, subject to normal wear and tear, ongoing repairs or refurbishments in the ordinary course and obsolescence in the ordinary course. The Personal Property Assets, together with the Leased Real Property, Company Intellectual Property and any other Intellectual Property licensed to the Company or any of its Subsidiaries (or to which they have sufficient rights), constitute all of the assets used by the Company and its Subsidiaries to operate and conduct their respective businesses as currently conducted in all material respects and constitute all of the assets needed by the Company and its Subsidiaries to continue operating and conducting their respective businesses as currently proposed to be conducted after the Closing.

(b) Schedule 5.08(b) contains a list of all real property leased or subleased, by each of the Company and its Subsidiaries as of the date hereof (collectively, the “Leased Real Property”). The Company has delivered to Parent a true and complete copy of the underlying lease or Contract with respect to each parcel of Leased Real Property (each, a “Lease” and collectively, the “Leases”). Except as set forth on Schedule 5.08(b), with respect to each of the Leases: (i) the Company or its applicable Subsidiary has a valid and enforceable leasehold interest in each parcel or tract of real property leased by it subject to proper authorization and execution by the other party thereto and subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of the parties thereto generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (ii) none of the Company nor any of its Subsidiaries has received written notice of any existing material defaults thereunder by the Company or its Subsidiary (as applicable) nor, to the knowledge of the Company, are there any existing material defaults by the lessor thereof; and (iii) no event has occurred which (with notice, lapse of time or both) would constitute a material breach or default thereunder by any of the Company or its Subsidiaries (as applicable) or, to the knowledge of the Company, any other party thereto. Neither the Company nor its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy the Leased Real Property. The Company’s and its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property has not been disturbed, and to the Company’s knowledge, there are no disputes with respect to any Lease. The Leased Real Property comprises all of the real property used in the conduct and operation of the business of the Company and its Subsidiaries.

(c) Neither the Company nor any of its Subsidiaries owns any real property.

5.09 Tax Matters. Except as set forth on Schedule 5.09: (a) the Company and its Subsidiaries have timely filed or caused to be timely filed on their behalf all income and other material Tax Returns that are required to be filed by them under applicable Laws and regulations (taking into account applicable extensions), and all such Tax Returns are true, complete and accurate in all material respects; (b) all amounts of income and other material Taxes required to be paid by the Company and its Subsidiaries (whether or not shown on any Tax Return) have been timely and fully paid; (c) all material amounts of Taxes that the Company or any of its Subsidiaries is obligated to withhold from amounts paid or owing to any third-party have been withheld and timely paid over to the applicable Tax authority; (d) neither the Company nor any of its Subsidiaries has received from any taxing authority any written or, to the Company’s knowledge, other notice of proposed deficiency or adjustment of any material amount of Taxes that has not been either satisfied by payment in full with no remaining liability to the Company or any of its Subsidiaries or finally withdrawn; (e) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or consented in writing to extend the time in which any material amount of Tax may be assessed or collected by any taxing authority of any Governmental Body, which waiver or extension is still in effect; (f) there are no ongoing or, to the Company’s knowledge, pending material Tax audits or other Tax Proceedings by any taxing authority of any Governmental Body against the Company or any of its Subsidiaries; (g) neither the Company nor any of its Subsidiaries is a party to or bound by, or has any obligation under any Tax allocation, sharing, indemnity or similar agreement, arrangement or understanding (other than (i) any agreement solely among the Company or its Subsidiaries or (ii) any agreement entered into in the ordinary course of business and not primarily concerning Taxes); has been a member of a consolidated, affiliated, combined, unitary or similar Tax group (other than any such group the common parent of which is the Company or any of its Subsidiary); or has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Law or as a transferee or successor (other than as a result of being a member of a consolidated, affiliated, combined, unitary or similar Tax group the common parent of which is the Company or any of its Subsidiaries); (h) neither the Company nor any of its Subsidiaries is or a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2) or any transaction requiring disclosure under similar state, local or non-U.S. Tax Law; (i) since the Lookback Date, the Company has not distributed securities of another Person, or had its securities distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or so much of Section 356 of the Code as it relates to Section 355 of the Code; (j) there are no Liens for any material amount of Taxes upon the assets of the Company or any of its Subsidiaries (other than statutory liens for current Taxes not yet due and payable); (k) since the Lookback Date, neither the Company nor any of its Subsidiaries has received notice from any Governmental Body in a jurisdiction where the Company or such Subsidiary does not file a particular type of Tax Return or pay a particular type of Tax that it is or may be required to file such type of Tax Return or pay such type of Tax; (l) neither the Company nor any of its Subsidiaries will be required to include or accelerate any material item of income in, or exclude or defer any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting made, requested or required prior to the Closing Date, (ii) use of an impermissible method of accounting prior to the Closing, (iii) “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction made or entered into prior to the Closing, (v) deferred revenue or other prepaid amount accrued or received on or prior to the Closing Date other than in the ordinary course of business, (vi) intercompany transaction entered into prior to the Closing, or excess loss account described in Section 1502 of the Code (or any similar provision of state, local or foreign Law) in existence as of the Closing, or (vii) inclusion in income pursuant to Section 951 or Section 951A of the Code as a result of a transaction occurring prior to the Closing outside the ordinary course of business; (m) neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code; (n) for U.S. federal and applicable state and local income tax purposes, each Subsidiary of the Company (other than Pangiam Holdings, LLC and 214 Technologies, Inc. (the “Corporate Subsidiaries”)) is classified as a disregarded entity and each of the Company and each Corporate Subsidiary is classified as an association taxable as a corporation; (o) the Company and each of its Subsidiaries has complied in all material respects with respect to any escheat, unclaimed property or similar or analogous Laws; and (p) neither the Company nor any of its Subsidiaries conducts a trade or business, has a branch or a permanent establishment, or is resident for Tax purposes outside its country of formation.

5.10 Contracts and Commitments.

(a) Except as set forth on Schedule 5.10(a) (and other than a Plan), neither the Company nor any of its Subsidiaries is a party to any:

(i) collective bargaining agreement with any labor union, labor organization or works council representing employees of the Company or any of its Subsidiaries;

(ii) Contract with any officer, director or employee of the Company or any of its Subsidiaries that (A) provides for base annual compensation in excess of $250,000, (B) provides for the payment of compensation or benefits upon or in connection with the consummation of the transactions contemplated by this Agreement or (C) provides for the payment of severance, termination or notice payments or benefits (other than statutory payments and benefits required by Law) upon a termination of the applicable person’s employment or service with the Company or any of its Subsidiaries;

(iii) any settlement, conciliation or similar agreement with any Governmental Body or similar Contract pursuant to which (a) the Company or any of its Subsidiaries will have any outstanding payment obligation in excess of $20,000 after the date of this Agreement, or (b) material non-monetary obligations will be imposed on either the Company or its Subsidiaries after the date of this Agreement;

(iv) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a Lien (other than a Permitted Lien) on any portion of the assets of the Company or any of its Subsidiaries (excluding, for the avoidance of doubt, in respect of any customs, licensing, bid, surety or performance bonds, or any similar instruments);

(v) guaranty of any obligation for borrowed money or other guaranty;

(vi) lease or agreement under which it is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $100,000;

(vii) lease or agreement under which it is lessor of or permits any third-party to hold or operate any property, real or personal, for which the annual rental exceeds $100,000;

(viii) other than purchase orders or statements of work entered into in the ordinary course of business, Contract or group of related Contracts with any Material Customer;

(ix) other than purchase orders or statements of work entered into in the ordinary course of business, Contract or group of related Contracts with any Material Supplier;

(x) material Contracts relating to the licensing of material Intellectual Property by the Company or any of its Subsidiaries to a third-party or by a third-party to the Company or any of its Subsidiaries, other than (A) licenses for commercially available, Off-The-Shelf software or (B) non-exclusive licenses granted in the ordinary course of business;

(xi) Contracts relating to the acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or material line of business entered into since the Lookback Date or the future acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or material line of business;

(xii) all Contracts that grant a third Person any right of first refusal or right of first offer or that otherwise purport to limit the ability of the Company or any of its Subsidiaries to own, sell, transfer, pledge or otherwise dispose of any material portion of the assets or business of the Company or any of its Subsidiaries (other than the Ancillary Agreements) or that purports to limit the ability of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area or during any period of time;

(xiii) Contracts with material data vendors under which the Company or any of its Subsidiaries has acquired data that is used in any of the Company’s or any of its Subsidiaries’ models that are made available as of the date of this Agreement;

(xiv) any Contract providing for the development, modification or delivery, deposit into escrow, or release from escrow, of any Company Intellectual Property, independently or jointly, by or for the Company or any of its Subsidiaries (other than Contracts from employment and independent contractor agreements) or that otherwise materially and adversely affects the use or enforcement by the Company or any of its Subsidiaries of any Company Intellectual Property (including any settlement agreement, covenant not to assert and consent to use), in each case, other than Contracts with employees or any contingent workers that are on the Company’s standard forms;

(xv) all Contracts to which the Company or any of its Subsidiaries is a party that provide for any joint venture, partnership or similar arrangement with the Company or such Subsidiary, excluding the Governing Documents of the Company and its Subsidiaries;

(xvi) all Leases;

(xvii) all Contracts between the Company and/or its Subsidiaries, on the one hand, and any Company Affiliated Person, on the other hand;

(xviii) all Government Contracts involving any payments to the Company or its Subsidiaries in excess of $500,000 per annum; and

(xix) any commitment to enter into any Contract of the type described above.

(b) As of the date hereof, each of the Contracts listed on Schedule 5.10(a) (each, a “Material Contract”) is in full force and effect, and is a legal, valid and binding obligation of the Company or a Subsidiary of the Company which is party thereto, and, to the knowledge of the Company, of the other parties thereto enforceable against each of them in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity. Except as set forth on Schedule 5.10(b), as of the date hereof, neither the Company nor any Subsidiary of the Company (as applicable) is in material default (with or without notice or lapse of time or both) under any Material Contract, and, to the knowledge of the Company, the other party to each Material Contract is not in material default (with or without notice or lapse of time or both) thereunder. Except as set forth on Schedule 5.10(b), as of the date hereof, no event has occurred that with the lapse of time or the giving of notice or both would constitute a material breach or default (with or without notice or lapse of time or both) on the part of the Company, or any Subsidiary of the Company or, to the knowledge of the Company, any other party under any Material Contract. To the knowledge of the Company, as of the date hereof, (i) no party to any Material Contract has exercised any termination rights with respect thereto, and (ii) no party has given written notice of any material dispute with respect to any Material Contract. The Company has made available to Parent true and correct copies of each Material Contract (including all amendments, exhibits, attachments, waivers and other changes thereto).

5.11 Government Contracts; Facility Security Clearances.

(a) Since the Lookback Date, neither the Company nor any of its Subsidiaries has materially breached any Government Contract or received notice that the Company or any of its Subsidiaries (i) has materially breached any certification, representation, clause or provision of a Government Contract, (ii) is in material breach of any Government Contract or bid or (iii) is subject to any material cost disallowance, withhold, offset, overpayment or credit requested by or on behalf of a Governmental Body.

(b) Since the Lookback Date, all material representations, certifications and statements executed by the Company or any of its Subsidiaries to a Governmental Body in connection with any Government Contract were current, accurate and complete as of the effective date thereof.

(c) Since the Lookback Date, the Company and each of its Subsidiaries have complied in all material respects with all Laws applicable to Government Contracts or Government Contract Bids and the terms and conditions of each Government Contract or Government Contract Bid, and including without limitation the Truthful Cost or Pricing Data Act, the Federal Acquisition Regulations (“FAR”) (codified at 48 C.F.R. chap. 1), Defense Federal Acquisition Regulation Supplement (“DFARS”) (codified at 48 C.F.R. chap. 2), in each case, applicable.

(d) Neither the Company nor any of its Subsidiaries has received any written notice alleging any material violation of any Law applicable to any Government Contract or Government Contract Bid.

(e) Since the Lookback Date, there are no pending, or to the knowledge of the Company, threatened in writing, subpoenas, audits, or investigations relating to any Government Contract or Government Contract Bid (other than pre-award, post-award and indirect rate audits by the Defense Contract Audit Agency or the Defense Contract Management Agency or other Governmental Body performing the same functions that have not resulted in any investigation or claim for fraud or defective pricing or resulted in any penalty or assessment) against the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has been notified in writing of any material claim, dispute, or protest relating to any Government Contract or Government Contract Bid.

(f) Neither the Company nor any of its Subsidiaries has conducted any internal investigation for which it engaged outside counsel or a forensic accounting firm or made any voluntary or mandatory disclosure to any Governmental Body with respect to or concerning any actual, alleged, or potential violation of Law under or relating to any Government Contract or Government Contract Bid. No Government Contract has been terminated for cause or default and no notice of termination for convenience, cause or default, cure notice or show cause notice has been issued with respect to any such Government Contract.

(g) There is no assignment of revenues or anticipated revenues under any Government Contracts as contemplated under the federal Assignment of Claims Act, 31 U.S.C. 3727.

(h) Neither the Company nor any of its Subsidiaries nor any of its officers or employees has had access to confidential or non-public information in connection with Government Contracts or Government Contract Bids to which they were not lawfully entitled.

(i) With respect to any Government Contract or Government Bid, neither the Company nor any Company Subsidiary has received any written notice from a Governmental Body regarding the possibility of actual or potential material organizational conflicts of interest (“OCI”) (as defined in 48 C.F.R. § 9.501) and has not been required to implement any OCI mitigation plan, or agreed or undertaken to refrain from any material business activity for purposes relating to actual or perceived OCI.

(j) There are no outstanding material claims or disputes with the Company or any of its Subsidiaries arising under or relating to any Government Contract.

(k) Except as set forth in Schedule 5.11(k), to the knowledge of the Company, no active Government Contract was awarded on the basis of any qualification of the Company as a “small business concern,” “small disadvantaged business,” protégé status or other preferential status (including disadvantaged-business, minority-owned business, women-owned business or other business status based on ownership or control, or participation in or qualification under other preferential status programs, such as participation under Section 8(a) of the Small Business Act or similar preferences).

(l) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any of its officers, employees, nor any “Principal” (as defined in FAR 52.209-5) of the Company or any of its Subsidiaries has been suspended or debarred, proposed for suspension or debarment, declared ineligible or determined non-responsive by any Governmental Body from holding, performing or bidding on any Government Contract. To the knowledge of the Company, no suspension or debarment or ineligibility or non-responsibility proceeding with respect to Government Contracts or Government Contract Bids has been commenced or threatened in writing against the Company or any Company Subsidiary or any of its or their officers or employees.

(m) Since the Lookback Date, the Company and its Subsidiaries have complied in all material respects with all National Security obligations including the National Industrial Security Program Operating Manual (“NISPOM”) Rule, 32 C.F.R. Part 117.

(n) Schedule 5.11(n) sets forth a correct and complete list of all facility security clearances held by the Company and each of its Subsidiary and all personnel security clearances by number and clearance level held by any officer, director or employee thereof relating to the business of the Company and its Subsidiaries as currently conducted, in each case, except as such disclosure may be precluded or limited by applicable Law, rule, regulation or Contract. The Company and each of its Subsidiaries presently possess all facility security clearances and personnel security clearances required to perform under any Government Contracts. The Company and each of its Subsidiary are in compliance in all material respects with the NISPOM Rule, and any other applicable national or industrial security regulations. There is no proposed or, to the knowledge of the Company, threatened in writing termination of any facility security clearance held by the Company or any of its Subsidiaries or, to the knowledge of the Company, personnel security clearance held by any officer, director or employee of the Company or any of its Subsidiary. Since the Lookback Date, there have been no audits or, to the knowledge of the Company, investigations by any Governmental Body that resulted in materially adverse findings with respect to any such facility clearance or personnel security clearance.

5.12 Intellectual Property.

(a) All Registered Company Intellectual Property is set forth on Schedule 5.12(a). Except as set forth on Schedule 5.12(a): (i) all Registered Company Intellectual Property is valid, subsisting, and, in full force and effect and enforceable; (ii) the Company (A) exclusively owns and possesses all right, title and interest in and to all Company Intellectual Property and (B) has sufficient rights pursuant to a valid and enforceable license to, all other Business Intellectual Property, in each case of clauses (A) and (B), free and clear of all Liens other than Permitted Liens; (iii) neither the Company nor any of its Subsidiaries has received any written claims within the twelve (12) months prior to the date hereof alleging that the Company or any of its Subsidiaries has infringed or misappropriated the Intellectual Property of any other Person; (iv) none of the Company nor any of its Subsidiaries is currently infringing or misappropriating the Intellectual Property of any other Person; and (v) to the knowledge of the Company, there is not currently any infringement or misappropriation by any other Person of any Company Intellectual Property.

(b) (i) The Business Intellectual Property constitutes all the Intellectual Property Rights necessary for the conduct of the business of the Company and its Subsidiaries as it is conducted as currently conducted and for the operation of the Company’s and its Subsidiaries’ respective businesses as currently proposed to be conducted after the Closing in the ordinary course of business in all material respects; (ii) the Company has taken all actions reasonably necessary to maintain and protect all of the Company Intellectual Property (including the secrecy, confidentiality and value of all confidential or proprietary information and the source code to or constituting any Software, in all cases, included in the Company Intellectual Property); (iii) upon creation, authorship, conception or development of any material Intellectual Property Rights by any current or former employee, consultant, independent contractor of the Company or any other Person for or on behalf of the Company (a) the sole ownership of any such Intellectual Property Rights automatically vested in the Company, and (b) to the extent sole ownership of such Intellectual Property Rights did not automatically vest in the Company, any such employees, consultants, contractors, and Persons have signed, executed and delivered to the Company a valid and enforceable written contract providing for (x) the confidentiality and non-disclosure by such Person of all trade secrets of the Company and (y) the assignment by such Person (by way of a present grant of assignment) to the Company of all right, title, and interest in and to such Intellectual Property Rights and any Intellectual Property Rights otherwise arising out of such Person’s employment by, engagement by, or contract with the Company, in accordance with all Laws and without further consideration or any restrictions or obligations on the Company; and (iv) no trade secrets material to the Company have been disclosed or authorized to be disclosed by the Company to any Person, other than in the ordinary course of business pursuant to a written confidentiality contract with reasonable protections of, and preserving all rights of, the Company, or otherwise have been subject to any unauthorized disclosure or access.

(c) (i) The Company owns or otherwise has a valid, enforceable and sufficient right to use all IT Assets; (ii) the IT Assets are sufficient in all material respects for the needs of the Company and its Subsidiaries to operate their respective businesses as currently conducted and for the operation of the Company’s and its Subsidiaries’ respective businesses as currently proposed to be conducted after the Closing; and (iii) the Company and its Subsidiaries take commercially reasonable actions designed to protect the confidentiality, integrity and security of the IT Assets against any unauthorized use or access.

5.13 Litigation. Except as set forth on Schedule 5.13, there are no, and since the Lookback Date there have been no, Actions pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries, at Law or in equity, or before or by any Governmental Body, which if adversely determined, would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Except as set forth on Schedule 5.13, neither the Company nor any of its Subsidiaries is, and since the Lookback Date has not been, subject to any outstanding Order that would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

5.14 Governmental Consents. Except for the requirements of any Other Antitrust Regulations that are required for the consummation of the transactions contemplated hereby, and except as set forth on Schedule 5.14(a), the Company is not required to submit any material notice, report or other filing with any Governmental Body in connection with any of the execution, delivery or performance of this Agreement or the other Company Documents by the Company or the consummation by the Company of any other transaction contemplated hereby. Except as set forth on Schedule 5.14(b), no material consent, approval or authorization of any Governmental Body or any other party or Person is required to be obtained by the Company in connection with the execution, delivery and performance of this Agreement or the other Company Documents by the Company or the consummation by the Company of any other transaction contemplated hereby.

5.15 Employee Benefit Plans.

(a) Schedule 5.15(a) sets forth a complete and correct list of each material Plan. For purposes of this Agreement, “Plan” shall mean any (i) “employee benefit plan” (as defined under Section 3(3) of ERISA), (ii) nonqualified deferred compensation or retirement plans, (iii) qualified “defined contribution plans” (as such term is defined under Section 3(34) of ERISA), (iv) qualified “defined benefit plans” (as such term is defined under Section 3(35) of ERISA, whether or not subject to ERISA), (v) any “welfare benefit plans” (as such term is defined under Section 3(1) of ERISA, whether or not subject to ERISA) or (vi) any other compensation or benefit plan, program, agreement, policy, commitment or arrangement (including those providing equity or equity-based compensation, severance, retirement, welfare, incentive, deferred compensation, retention, transaction, or change in control payments or benefits), in each case, that are sponsored, maintained, or contributed to, or required to be contributed to, by the Company and its Subsidiaries, or with respect to which the Company and its Subsidiaries has any liability, whether actual or contingent, direct or indirect (including on behalf of any ERISA Affiliate) or under which employees or other service providers of the Company or any of its Subsidiaries (or their dependents) receive payment or benefits on account of their service to the Company or any of its Subsidiaries; except, in each case, any benefit or compensation plans, policies or arrangements sponsored or maintained by any Governmental Body or mandated by Law. Each Plan (other than any Multiemployer Plan) which is intended to meet the requirements of a “qualified plan” under Section 401(a) of the Code, has either received a currently effective favorable determination letter or opinion or advisory letter from the IRS and there are no facts or circumstances that would reasonably be expected to adversely affect of the qualification of such Plan. Each Plan complies in form and in operation in all material respects with their terms and the requirements of the Code, ERISA, the Health Insurance Portability and Accountability Act, the Patient Protection and Affordable Care Act (the “ACA”) and other applicable Law.

(b) With respect to each Plan, the Company has made available to Parent, to the extent applicable, a true and complete copy of: (i) the most recent plan document for such Plan (including all amendments thereto) (or a written summary of the material terms of any Plan not in writing); (ii) Form 5500s, with accompanying schedules and attachments for the three (3) most recent plan years; (iii) the most recent summary plan description, together with any subsequent summaries of material modifications; (iv) the most recent determination, opinion or advisory letter from the IRS; (v) the nondiscrimination testing reports for the most recently complete plan year for each Plan intended to be qualified under Section 401(a) of the Code; and (vi) all non-routine, written communications with any Governmental Body, relating to any Plan within the last three (3) plan years.

(c) With respect to each Plan, except as would not result in material liability to the Company or its Subsidiaries, (i) all required contributions have been made or properly accrued, (ii) there are no actions, suits or claims pending or, to the knowledge of the Company, threatened, other than routine claims for benefits, and (iii) there have been no “prohibited transactions” (as that term is defined in Section 406 of ERISA or Section 4975 of the Code) for which an exemption is not available. No Plan is or has been within the past three (3) years the subject of any correction procedure, including the Employee Plan Compliance Resolution System, the Department of Labor Delinquent Filer Program or the Voluntary Fiduciary Correction Program.

(d) Neither the Company nor any of its Subsidiaries contributes to or has any obligation or liability with respect to any Multiemployer Plan. No Plan is and none of the Company or its Subsidiaries sponsors, maintains or contributes to, or has any liability or obligation, including on account of an ERISA Affiliate, whether fixed or contingent, any “defined benefit plan” (as defined in Section 3(35) of ERISA), any “multiple employer plan” (within the meaning of Section 413(c) of the Code) or any plan that is subject to Section 412 of the Code or Title IV or Section 302 of ERISA.

(e) Except as set forth on Schedule 5.15(e), none of the Plans obligate the Company or its Subsidiaries to provide a current or former employee (or any dependent thereof) any life insurance or medical or health benefits after his or her termination of employment with the Company or any of its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or any similar state Law for which the participant pays the full cost of coverage. The Company has not incurred, and is not reasonably expected to incur, any material Tax or other material penalty under the ACA, including the Health Care and Education Reconciliation Act of 2010, as amended, or Section 6721 or 6722 of the Code, whether or not assessed.

(f) Each Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in form and operation in compliance in all material respects with Section 409A of the Code and applicable guidance thereunder. The Company and its Subsidiaries do not have any obligation to gross up, indemnify or otherwise reimburse any individual for any Taxes, interest or penalties incurred under the Code (including Sections 409A, 4999 or 280G of the Code).

(g) Except as disclosed in Schedule 5.15(g), neither the execution, delivery or performance of this Agreement, nor the consummation of any transactions contemplated by this Agreement, either alone or in conjunction with any other event, will: (i) result in the payment of any “excess parachute payment” (as such term is defined in Section 280G of the Code); (ii) increase the benefits or compensation of any service provider of the Company or its Subsidiaries; or (iii) accelerate the time of funding, payment or vesting of any compensation, equity award or other benefit of any service provider of the Company or its Subsidiaries.

5.16 Insurance. Schedule 5.16 sets forth each insurance policy (other than any Plan) maintained by the Company or any of its Subsidiaries as of the date hereof on their properties, assets, products, business or personnel (the “Insurance Policies”). All of the Insurance Policies are valid and binding in accordance with their terms and are in full force and effect. As of the date hereof, neither the Company nor any of its Subsidiaries is in material default with respect to any provision contained in any Insurance Policy or has failed to give any notice or present any material claim under any Insurance Policy as required by the terms thereof. Except as set forth on Schedule 5.16, there is no material claim pending under any such Insurance Policy and the Company and its Subsidiaries have not received any notice stating that coverage has been questioned, denied or disputed by the underwriters of such policies. Since the Lookback Date, neither the Company nor any of its Subsidiaries nor any of their respective Affiliates has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies.

5.17 Environmental Matters. Except as set forth on Schedule 5.17:

(a) The Company and its Subsidiaries are in material compliance with all Environmental Laws applicable to their respective current operations at and occupancy of the real property listed on Schedule 5.08(b).

(b) Neither the Company nor any of its Subsidiaries has, since the Lookback Date, received written notice from any Governmental Body regarding any actual or alleged material violation of or material liability or material investigatory, corrective or remedial obligation under Environmental Laws applicable to the operations at the real property required to be listed on Schedule 5.08.

(c) Neither the Company nor any of its Subsidiaries is subject to any current or, to the Company’s knowledge, threatened claim, order, directive or complaint asserting a material remedial obligation or material liability under Environmental Laws with respect to conditions at any of the real property required to be listed on Schedule 5.08.

(d) The Company and its Subsidiaries hold and are in compliance with all material Permits required under Environmental Laws for their current operations at and occupancy of the real property required to be listed on Schedule 5.08.

5.18 Affiliated Transactions. Except for the AE Consulting Agreement and for transactions between or among the Company or any of its Subsidiaries, employment relationships, the provision of compensation and benefits to employees and powers of attorney and similar grants of authority made, in each case, in the ordinary course of business, and except as set forth on Schedule 5.18, no Company Affiliated Person (a) is a party to any Contract or transaction that is still in effect with the Company or its Subsidiaries, (b) has any ownership interest in any property or asset that is material to the business conducted by the Company and its Subsidiaries, (c) has, to the Company’s knowledge, filed any Action against the Company or its Subsidiaries, or (d) controls or has a material economic interest in any Person that has a material business relationship with the Company or its Subsidiaries.

5.19 Brokerage. Except as set forth on Schedule 5.19, there are no claims for any brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding on the Company or any of its Subsidiaries.

5.20 Permits; Compliance with Laws.

(a) Except as set forth on Schedule 5.20(a), each of the Company and its Subsidiaries holds and is in compliance, in all material respects, with all material Permits which are required for the operation of the business conducted by the Company and its Subsidiaries, and no written notices from any Governmental Body have been received by and, to the Company’s knowledge, no oral notices from any Governmental Body have been received by, the Company or its Subsidiaries alleging the failure to hold any of the foregoing. Neither the Company nor any of its Subsidiaries have received written notice of any Actions pending or, to the knowledge of the Company, threatened, relating to the suspension, revocation or modification of any material Permit which is required for the operation of the business conducted by the Company and its Subsidiaries.

(b) Except as set forth on Schedule 5.20(b), the Company and its Subsidiaries is in compliance, in all material respects, with, and since the Lookback Date has complied, in all material respects, with all Laws applicable to their respective businesses, operations and assets.

5.21 Anti-Corruption and International Trade Compliance.

(a) Except as set forth on Schedule 5.21(a), the Company and its Subsidiaries are in compliance, in all material respects, with the Export Administration Regulations, the International Traffic in Arms Regulations, the statutes, regulations, and Executive Orders administered by the U.S. Department of the Treasury, Office of Foreign Assets Control, the Foreign Corrupt Practices Act, and the U.S. import laws administered by U.S. Customs and Border Protection.

(b) Except as set forth on Schedule 5.21(b), the Company and its Subsidiaries have, since the Lookback Date: (i) complied in all material respects with applicable Trade Controls and Sanctions Laws; (ii) complied in all material respects with the terms and conditions of all Permits required to operate the business conducted by the Company and its Subsidiaries; (iii) maintained in place and implemented controls and systems to comply with applicable Trade Controls and Sanctions Laws; (iv) not engaged in a transaction or dealing, direct or indirect, with or involving a Sanctioned Country or Sanctioned Person; and (v) not been the subject of or otherwise involved in investigations or enforcement actions by any Governmental Body or other legal proceedings with respect to any actual or alleged violations of Trade Controls or Sanctions Laws, and has not been notified of any such pending or threatened actions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, employee, agent or any other Person acting on behalf of the Company or any of its Subsidiaries is, as of the date of this Agreement, or has since the Lookback Date been: (i) a Sanctioned Person; or (ii) subject to debarment or any list-based designations under any Trade Controls.

(c) Since the Lookback Date, neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, its employees, officers, directors, or its agents, have directly or indirectly: (i) violated any Anti-Corruption Laws or (ii) corruptly offered, paid, promised to pay, authorized the payment of, received, or solicited anything of value under circumstances such that all or a portion of such thing of value, directly or indirectly, to or from any Person, including any Government Body (A) to influence any official act or decision of a Government Body; (B) to induce a Government Body to do or omit to do any act in violation of a lawful duty; (C) to induce a Government Body to influence the act or decision of a Governmental Body; (D) to obtain any improper advantage; (E) to obtain or retain business in any way related to the Company or its Subsidiaries; or (F) that would otherwise constitute a bribe, kickback, or other improper payment or illegal payment or benefit.

(d) At no time since the Lookback Date has the Company or any of its Subsidiaries, nor, to the Company’s knowledge, its employees, officers, directors, or its agents, have, in relation to the business of the Company and its Subsidiaries, (i) conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Body or similar agency with respect to any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Law or Anti-Money Laundering Act, or (ii) been the subject of current, pending, or, to the Company’s knowledge, threatened investigation, inquiry or enforcement proceedings for violations of Anti-Corruption Laws or Anti-Money Laundering Act or received any notice, request, or citation for any actual or potential noncompliance with any Anti-Corruption Law or Anti-Money Laundering Act.

(e) At all times since the Lookback Date, the operations of the Company and its Subsidiaries have been conducted in compliance in all material respects with the applicable Anti-Money Laundering Act.

5.22 Customers and Suppliers.

(a) Schedule 5.22(a) sets forth (i) a list of the top ten (10) customers of the Company and its Subsidiaries on a consolidated basis by volume of sales to such customers (collectively, the “Material Customers”) and (ii) a list of the top ten (10) suppliers of the Company and its Subsidiaries on a consolidated basis by dollar value of net purchases from such suppliers (collectively, the “Material Suppliers”), in each case, for the fiscal year ended December 31, 2022 and for the nine (9) month period ended September 30, 2023.

(b) Neither the Company nor any of its Subsidiaries has received any written, or to the knowledge of the Company, oral, notice from any Material Customer to the effect that any such Material Customer will stop, materially decrease the rate of, or materially change the payment or price terms with respect to, buying products from the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any written, or to the knowledge of the Company, oral, notice from any Material Supplier to the effect that any such Material Supplier will stop, materially decrease the rate of, or materially change the payment or price terms with respect to, supplying products or services to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries are currently engaging in a material dispute with a Material Customer or Material Supplier.

5.23 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to Parent’s stockholders and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any projections or forecasts included in the Proxy Statement or any information supplied by or on behalf of Parent or its Affiliates or stockholders or any Person other than the Company or its Subsidiaries.

5.24 Labor and Employment Matters.

(a) The Company has provided a true and complete list as of the date set forth therein of all employees of the Company and its Subsidiaries, including (i) primary work location (city, state (if applicable) and country), (ii) the employing entity, (iii) job title, (iv) status as full-time or part-time, (v) status as exempt or non-exempt under applicable wage and hour Laws, (vi) whether paid on an hourly or salary basis, (vii) of their hourly rate or base annual salary, and (viii) active or inactive status. The Company has also provided a true and complete list as of the date set forth therein of all individual and sole proprietor independent contractors who are performing services for the Company and its Subsidiaries, including (w) their location, (x) description of role, (y) date of initial engagement, and (z) their compensation terms.

(b) Neither the Company nor any of its Subsidiaries is a party to or subject to any collective bargaining agreements or other Contract with any labor union, works council or other labor organization or employee representative body (“Labor Unions”), and the Company and its Subsidiaries are not negotiating or under an obligation to negotiate a collective bargaining agreement with any Labor Unions. No Labor Union represents or, has filed a demand with the National Labor Relations Board to be recognized as the bargaining unit representative of, any employees of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has for the past three (3) years experienced any strike or material claim of unfair labor practices, material labor grievance, material labor arbitration, lockout, walkout, concerted work slowdown, concerted work stoppage, picketing, handbilling or other material collective bargaining dispute and none are pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries.

(c) The Company and all of its Subsidiaries are and have been for the past three (3) years in compliance in all material respects with all applicable Laws respecting labor or employment, including all Laws respecting immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, mass layoffs, worker classification (including the proper classification of workers as independent contractors and classification of employees as exempt and or non-exempt), background checks, hiring, authorization to work, disability rights and benefits, privacy, record retention, notice, leaves of absence, sick time, collective bargaining, employee terminations, compensation and benefits, and wages and hours (including payment of minimum wage and overtime) or any other material labor or employment related matters (collectively “Employment Laws”).

(d) There are no Actions pending or threatened in writing against the Company or any of its Subsidiaries alleging material noncompliance with any Employment Laws. For the past three (3) years, the Company and its Subsidiaries have investigated all material allegations of sexual or other harassment of which they have knowledge and have taken corrective action as required by Law with respect to such allegations determined by the Company or its Subsidiaries to have merit. To the knowledge of the Company (i) no such allegation of sexual or other harassment would reasonably be expected to result in any material loss to the Company or any of its Subsidiaries and (ii) no material allegation of sexual or other harassment has been made in the past three (3) years that, if known to the public, would reasonably be expected to bring the Company or any of its Subsidiaries into material disrepute.

(e) The Company and its Subsidiaries have not engaged in any “mass layoff” or “plant closing” (as defined under the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”) or any similar state or local Law) that required notice or payment to employees of the Company or its Subsidiaries under the WARN Act or any similar state or local Law in the past three (3) years, and as of the date hereof, no such actions are currently contemplated, planned, or announced.

5.25 Data Privacy and Security.

(a) The Company and its Subsidiaries and, to the knowledge of the Company and solely with respect to clauses (i) and (ii), as applicable, all third parties processing on behalf of, or otherwise sharing Personal Data with, or receiving Personal Data from, the Company or its Subsidiaries (collectively, “Data Partners”), are and have in the past three (3) years been in compliance in all material respects with all of the following to the extent applicable to the Company or any of its Subsidiaries: (i) Data Privacy Laws, (ii) privacy and security policies of the Company and its Subsidiaries and (iii) contractual obligations to which the Company or its Subsidiaries are bound to the extent relating to the processing of Personal Data ((i), (ii) and (iii) collectively, “Data Privacy Requirements”).

(b) Except as would not be material to the Company or its Subsidiaries, taken as a whole, with respect to all of the Company’s and Subsidiaries’ Data Partners, the Data Partner has provided guarantees, warranties or covenants in relation to processing of Personal Data, confidentiality and security measures and agreed to compliance with those obligations that are sufficient to enable the Company and its Subsidiaries to comply with Data Privacy Requirements. To the knowledge of the Company, such Data Partners have not breached such guarantees, warranties or covenants included in any such Contracts. To the extent that the Company or its Subsidiaries acts as a service provider or processor as defined in applicable Data Privacy Laws, the Company and/or each relevant Subsidiary (as applicable) have entered into Contracts that comply with the requirements of Data Privacy Laws and the Company and/or each relevant Subsidiary (as applicable) have, in the past three (3) years complied with the commitments relating to Personal Data in those Contracts, in each case in all material respects.

(c) Except as would not be material to the Company or its Subsidiaries, taken as a whole, the execution, delivery and performance of this Agreement and the transactions contemplated herein do not and will not: (i) conflict with or result in a violation or breach of any Data Privacy Requirements; (ii) require the consent of, or provision of notice to, any Person concerning such Person’s Personal Data; or (iii) give rise to any right of termination or other right to impair or limit the Company’s rights to own and process any Personal Data used in or necessary for the operation of the business of the Company or its Subsidiaries.

(d) Except as would not be material to the Company or its Subsidiaries, taken as a whole, the Company and its Subsidiaries have taken commercially reasonable steps to implement and maintain, and have used commercially reasonable efforts to require all Data Partners to have (and/or have otherwise satisfied themselves that such Data Partners have), implemented and maintained, organizational, physical, administrative and technical safeguards, including a written information security program, designed to ensure the (i) protection of IT Assets owned by the Company or its Subsidiaries and Personal Data held or controlled by any of them against any accidental, unlawful or unauthorized processing including a ransomware or denial-of-service attack (a “Security Incident”); (ii) identification and remediation of internal and external risks to the privacy and security of Personal Data; and (iii) timely notification of any Security Incidents. Except as would not be material to the Company or its Subsidiaries, taken as a whole, the Company and its Subsidiaries regularly review and test such safeguards and update them as necessary. The Company and its Subsidiaries conduct annual security assessments and have fully remediated any critical or high risk vulnerabilities identified in its security assessments.

(e) In the past three (3) years, neither the Company, its Subsidiaries nor, to the knowledge of the Company, any of its Data Partners has, as it relates to the processing of Personal Data on behalf of, shared with, or received from, the Company or any of its Subsidiaries (i) experienced or been impacted by a Security Incident; (ii) notified, or been required to notify, any Person of any Security Incident; or (iii) received any written claims, complaints, requests, objections, inquiries or other correspondence, or been the subject of any audits, actions, investigations, or litigation or other proceedings (whether of a criminal, civil or administrative nature), regarding Security Incidents or processing of Personal Data, including alleged noncompliance with Data Privacy Requirements.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PARENT, PURCHASER AND MERGER SUB

Each of Parent, Purchaser and Merger Sub, as applicable, represents and warrants to the Company and Seller that the statements in this Article VI are true and correct, except as set forth in the Schedules:

6.01 Organization and Power. Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of Parent, Purchaser, and Merger Sub has the requite corporate or limited liability company, as applicable, power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to be executed by Parent, Purchaser or Merger Sub, as applicable, in connection with the transactions contemplated by this Agreement (collectively, the “Parent Documents”) and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

6.02 Authorization. The execution, delivery and performance of this Agreement and each of the Parent Documents by Parent, Purchaser or Merger Sub, respectively, and, subject to authorization of the Mergers by the Requisite Vote, the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all requisite corporate or limited liability company, respectively, action, and no other corporate or limited liability company, respectively, proceedings on their part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been, and each of the Parent Documents will be at or prior to the Closing, duly and validly authorized, executed and delivered by Parent, Purchaser or Merger Sub, respectively, and assuming that each of this Agreement and the Parent Documents, as applicable, is a valid and binding obligation of the other parties hereto and thereto (to the extent applicable), this Agreement constitutes, and each of the Parent Documents when so executed and delivered will constitute, a legal, valid and binding obligation of Parent, Purchaser or Merger Sub, as applicable, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity.

6.03 Parent Shares.

(a) As of October 31, 2023, the authorized capital stock of Parent consists of 501,000,000 shares of capital stock, each with a par value of $0.0001 per share, of which: (i) 500,000,000 shares are common stock, par value $0.0001 per share (“Common Stock”), of which 156,815,819 shares of Common Stock are issued and outstanding and (ii) 1,000,000 shares are preferred stock, par value $0.0001 per share (“Preferred Stock”), of which 0 shares of Preferred Stock are issued and outstanding.

(b) The Parent Shares comprising the Closing Equity Consideration have been duly authorized and, when issued pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and no stockholder of Purchaser or any of its Subsidiaries will have any preemptive right of subscription or purchase in respect thereof (except for any such rights that have been waived by the applicable stockholder). The Closing Equity Consideration will be issued to Seller with good and valid title, free and clear of all Liens other than Liens arising under applicable securities Laws, Parent’s Governing Documents or restrictions on transfer under this Agreement and the Ancillary Agreements. The issuance of the Closing Equity Consideration to Seller of the Parent Shares is intended to be exempt from registration under the Securities Act pursuant to Section 4(a)(2) or Regulation D of the Securities Act.

(c) As of the date of this Agreement, the Board of Directors of Parent (or, if applicable, special committee thereof) has (x) (i) determined that the transactions contemplated hereby are fair to, and in the best interests of, Parent and its stockholders, (ii) approved the transactions contemplated hereby, including the issuance of the Parent Shares comprising the Closing Equity Consideration (the “Stock Issuance”) and the Mergers, (iii) approved and declared advisable this Agreement and the transactions contemplated hereby, and (iv) resolved to recommend the Stock Issuance and the Mergers to the holders of Parent Shares (the “Recommendation”), and directed that the Stock Issuance and Mergers be submitted to the holders of Parent Shares for their approval.

6.04 No Violation. Parent’s, Purchaser’s or Merger Sub’s execution, delivery or performance of this Agreement and the Parent Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation of breach of their respective Governing Documents (subject to receipt of the Requisite Vote), (b) conflict with or result in a violation of breach of any applicable Law, or rule or regulation of any Governmental Body, or (c) require the consent or waiver of, notice to or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any material Contract to which Parent, Purchaser or Merger Sub is a party or by which their respective properties or assets are bound, or any material Permit affecting the properties or assets of Parent, Purchaser or Merger Sub, except, in the case of (b) and (c), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or impair the ability of Parent to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

6.05 Governmental Bodies; Consents. Except as set forth in Schedule 6.05(a), Purchaser is not required to submit any notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in Schedule 6.05(b), no consent, approval or authorization of any Governmental Body or any other party or Person is required to be obtained by Parent, Purchaser or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. As of the date hereof, no other transaction is under consideration by Parent or its controlled Affiliates that would reasonably be expected to prevent or delay any filings or approvals required under Other Antitrust Regulations.

6.06 Litigation. There are no Actions, suits or proceedings pending or, to Parent’s, Purchaser’s or Merger Sub’s knowledge, threatened against Parent, Purchaser or Merger Sub at Law or in equity, or before or by any Governmental Body, which, if adversely determined, would, individually or in the aggregate, reasonably be expected to prevent, materially delay or impair the ability of Parent, Purchaser or Merger Sub to perform their respective obligations under this Agreement or the consummation of the transactions contemplated hereby. Neither Parent, Purchaser nor Merger Sub is subject to any outstanding Orders that individually or in the aggregate, reasonably be expected to prevent, materially delay or impair the ability of Parent, Purchaser or Merger Sub to perform their respective obligations under this Agreement or the consummation of the transactions contemplated hereby.

6.07 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Parent, Purchaser or Merger Sub.

6.08 Investment Representation. Parent is acquiring the Company for its own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any securities Laws.

6.09 Solvency. Assuming the accuracy of the representations and warranties set forth in Article IV and Article V, immediately after giving effect to the transactions contemplated by this Agreement, the Final Surviving Company and each of its Subsidiaries will be able to pay their respective debts as they become due and will own property which has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). Assuming the accuracy of the representations and warranties set forth in Article IV and Article V, immediately after giving effect to the transactions contemplated by this Agreement, the Final Surviving Company and each of its Subsidiaries will have adequate capital to carry on their respective businesses. Parent, Merger Sub and Purchaser are not parties to any transaction with the intent to hinder, delay or defraud either present or future creditors of the Final Surviving Company or its Subsidiaries.

6.10 Proxy Statement. The Proxy Statement will not, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of Parent or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 6.10 will not apply to statements or omissions included in the Proxy Statement to the extent based upon information supplied to Parent by or on behalf of Seller or the Company.

6.11 Issuance of Securities. Assuming the truth and accuracy of the representations and warranties set forth in Section 4.08, the issuance of the Parent Shares pursuant to this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. Without limiting the foregoing, neither Parent nor, to the knowledge of Parent, any other Person authorized by Parent to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Parent Shares, and neither Parent nor, to the knowledge of Parent, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of Parent Shares under this Agreement to be integrated with prior offerings or issuances by Parent for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

6.12 Tax Matters. Parent is a U.S. corporation. (i) Parent wholly owns Purchaser and has wholly owned it since its formation and will through the Closing Date and (ii) Purchaser is and always has been disregarded from Parent for U.S. federal income tax purposes and will be through the Closing Date. Except as set forth on Schedule 6.12: (a) Parent and its Subsidiaries have timely filed or caused to be timely filed on their behalf all income and other material Tax Returns that are required to be filed by them under applicable Laws and regulations (taking into account applicable extensions), and all such Tax Returns are true, complete and accurate in all material respects; (b) all amounts of income and other material Taxes required to be paid by Parent and its Subsidiaries (whether or not shown on any Tax Return) have been timely and fully paid; (c) all material amounts of Taxes that Parent or any of its Subsidiaries is obligated to withhold from amounts paid or owing to any third-party have been withheld and timely paid over to the applicable Tax authority; (d) neither Parent nor any of its Subsidiaries has received from any taxing authority any written or, to Parent’s knowledge, other notice of proposed deficiency or adjustment of any material amount of Taxes that has not been either satisfied by payment in full with no remaining liability to the Parent or any of its Subsidiaries or finally withdrawn; (e) neither Parent nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or consented in writing to extend the time in which any material amount of Tax may be assessed or collected by any taxing authority of any Governmental Body, which waiver or extension is still in effect; (f) there are no ongoing or, to Parent’s knowledge, pending material Tax audits or other Tax Proceedings by any taxing authority of any Governmental Body against Parent or any of its Subsidiaries; (g) neither Parent nor any of its Subsidiaries is a party to or bound by, or has any obligation under any Tax allocation, sharing, indemnity or similar agreement, arrangement or understanding (other than (i) any agreement solely among Parent or its Subsidiaries or (ii) any agreement entered into in the ordinary course of business and not primarily concerning Taxes), has been a member of a consolidated, affiliated, combined, unitary or similar Tax group (other than any such group the common parent of which is Parent or any of its Subsidiary) or has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Law or as a transferee or successor (other than as a result of being a member of a consolidated, affiliated, combined, unitary or similar Tax group the common parent of which is the Parent or any of its Subsidiaries); (h) neither Parent nor any of its Subsidiaries is or a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2) or any transaction requiring disclosure under similar state, local or non-U.S. Tax Law; (i) since the Lookback Date, Parent has not distributed securities of another Person, or had its securities distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or so much of Section 356 of the Code as it relates to Section 355 of the Code; (j) there are no Liens for any material amount of Taxes upon the assets of Parent or any of its Subsidiaries (other than statutory liens for current Taxes not yet due and payable); (k) since the Lookback Date, neither Parent nor any of its Subsidiaries has received notice from any Governmental Body in a jurisdiction where Parent or such Subsidiary does not file a particular type of Tax Return or pay a particular type of Tax that it is or may be required to file such type of Tax Return or pay such type of Tax; (l) neither Parent nor any of its Subsidiaries will be required to include or accelerate any material item of income in, or exclude or defer any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting made, requested or required prior to the Closing Date, (ii) use of an impermissible method of accounting prior to the Closing, (iii) “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction made or entered into prior to the Closing, (v) deferred revenue or other prepaid amount accrued or received on or prior to the Closing Date other than in the ordinary course of business, (vi) intercompany transaction entered into prior to the Closing, or excess loss account described in Section 1502 of the Code (or any similar provision of state, local or foreign Law) in existence as of the Closing, or (vii) inclusion in income pursuant to Section 951 or Section 951A of the Code as a result of a transaction occurring prior to the Closing outside the Ordinary Course; (m) neither Parent nor any of its Subsidiaries has made an election under Section 965(h) of the Code; (n) Parent and each of its Subsidiaries has complied in all material respects with respect to any escheat, unclaimed property or similar or analogous Laws; and (o) neither Parent nor any of its Subsidiaries conducts a trade or business, has a branch or a permanent establishment, or is resident for Tax purposes outside its country of formation.

6.13 SEC Documents.

(a) Parent has filed with or furnished to the SEC all reports, schedules, forms, statements, registration statements, prospectuses and other documents (including all exhibits and financial statements required to be filed or furnished therewith and any other document or information required to be incorporated therein) required by the Securities Act or the Exchange Act to be filed or furnished by Parent with the SEC since December 8, 2021 (all such documents and reports publicly filed or furnished by Parent to the SEC, the “SEC Documents”). As of its respective date, or, if amended prior to the date hereof, as of the date of the last such amendment, each SEC Document complied when filed or furnished (or, if applicable, when amended) in all material respects with the Securities Act, the Exchange Act and the Sarbanes-Oxley Act and none of the SEC Documents when filed or furnished (or, in the case of a registration statement filed under the Securities Act, at the time it was declared effective or subsequently amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of Parent included in the SEC Documents (including, in each case, any notes or schedules thereto) and all related compilations, reviews and other reports issued by Parent’s accountants with respect thereto (the “SEC Financial Statements”) (i) have been prepared from the books and records of Parent and its Subsidiaries, which have been maintained in accordance with GAAP, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim financial statements, as may be permitted by Form 10-Q and Regulation S-X under the Securities Act) and (iii) present fairly, in all material respects, Parent’s consolidated financial position as at the respective dates thereof and Parent’s consolidated results of operations and, where included, consolidated stockholders’ equity and consolidated cash flows for the respective periods indicated, in each case, in conformity with GAAP (except as may be indicated in the notes thereto and except, in the case of the unaudited interim financial statements, (1) as may be permitted by Form 10-Q and Regulation S-X under the Securities Act and (2) normal year-end adjustments (none of which are material to Parent and its Subsidiaries, taken as a whole)). Except as permitted by GAAP and disclosed in the SEC Documents, between December 8, 2021 and the date hereof, Parent has not made or adopted any material change in its accounting methods, practices or policies.

(c) Except as set forth in Schedule 6.13(c), since December 8, 2021 until the date of this Agreement, Parent has been, in compliance in all material respects, with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange.

ARTICLE VII

COVENANTS OF SELLER AND THE COMPANY

7.01 Conduct of the Business.

(a) From the date hereof until the Closing or the earlier valid termination of this Agreement pursuant to Section 9.01, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to, (i) conduct their respective businesses in all material respects in the ordinary course of business, (ii) preserve current relationships with employees, customers, suppliers and other Persons with which the Company or its Subsidiaries has significant business relations, and (iii) keep and maintain the assets and properties of the Company or its Subsidiaries, as applicable, in good repair and normal operating condition, ordinary wear and tear excepted, in each case, except as otherwise expressly contemplated by this Agreement, as set forth on Schedule 7.01(b) or as consented to in writing by Parent (such consent not to be unreasonably withheld, delayed or conditioned).

(b) From the date hereof until the Closing or the earlier valid termination of this Agreement pursuant to Section 9.01, except as expressly contemplated by this Agreement, as set forth on Schedule 7.01(b) or as consented to in writing by Parent (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall cause each of its Subsidiaries not to:

(i) (A) amend the respective Governing Documents of the Company or any of its Subsidiaries in any manner or (B) split, combine or reclassify the shares, capital stock or other equity interests of the Company or any of its Subsidiaries;

(ii) issue, sell, pledge, transfer, or dispose of, or agree to issue, sell pledge, transfer or dispose of, any shares, shares of capital stock or other equity interests of the Company or any of its Subsidiaries or issue any shares, shares of capital stock or equity interests of any class or issue or become a party to any subscriptions, warrants, rights, options, convertible securities or other agreements or commitments of any character relating to the issued or unissued shares, capital stock or other equity interests of the Company or any of its Subsidiaries (other than this Agreement), or grant any stock appreciation or similar rights, in each case, other than issuances to employees or service providers of the Company or its Subsidiaries in the ordinary course of business;

(iii) redeem, purchase or otherwise acquire any outstanding shares, shares of capital stock or other equity interests of the Company or any of its Subsidiaries or declare or pay any dividend or make any other distribution to any Person other than the Company or one (1) or more of its Subsidiaries on or prior to the Closing Date, in each case, other than redemptions, repurchases or other acquisitions from employees or service providers (including former employees or service providers) of the Company or its Subsidiaries;

(iv) (A) grant or promise to grant to any current or former service provider of the Company or any of its Subsidiaries any increase in compensation or benefits (including, without limitation, salary, wages, bonuses, employee benefits or any other compensation), except (1) with respect to employees whose annual base compensation is less than $150,000, or (2) for annual salary increases that occur in connection with promotions or new hires, in all cases, only if in the ordinary course of business consistent with past practices or (3) as may be required by applicable Law or required by the terms of any Plan; (B) modify, adopt, establish or terminate any new Plan (or any arrangement that would constitute a Plan, if adopted), except to the extent required by Law or required by the terms of any Plan or in connection with annual renewals of any welfare plan (other than a severance plan) that does not increase the cost to the Company, requires the Company to self-insure any benefits or to cover retirees; (C) hire or terminate the service (other than for cause) of any individual service provider whose annual base compensation is equal or greater than $150,000; (D) accelerate the vesting or payment of any compensation or benefit (including any benefits under any Plan or otherwise), except as required by any applicable Law; (E) grant any equity award, change of control or retention bonus or award any right to severance pay to any service provider of the Company or any of its Subsidiaries; or (F) implement any layoffs, reductions in force, plant closures, or other voluntary or involuntary employment separation programs other than individual employee separations in the ordinary course of business;

(v) sell, lease, transfer or otherwise dispose of, any material tangible property or material tangible assets owned by the Company or any of its Subsidiaries, except for the sale, lease, transfer or disposition of inventory with de minimis or no book value, or obsolete machinery or equipment, in each case, in the ordinary course of business;

(vi) amend, cancel, waive, assign or terminate (except for a termination resulting from the expiration of a Material Contract in accordance with its terms) any Material Contract, or enter into any Contract that (A) contemplates payments by any party thereto in excess of $500,000 and (B) would have been a Material Contract if in existence as of the date hereof, in each case, other than as required by Law;

(vii) acquire any business or Person, by merger or consolidation, purchase of assets or equity interests, or by any other manner, in a single transaction or a series of related transactions;

(viii) except in accordance with the capital budget of the Company and its Subsidiaries (a copy of which has been made available to Parent prior to the date of this Agreement), commit or authorize any commitment to make any capital expenditures which will be made following the Closing in excess of fifty thousand dollars ($50,000) in the aggregate, or fail to make material capital expenditures in accordance with such budget;

(ix) make any material change in any method of accounting or auditing practice, except changes required as a result of changes in GAAP or applicable Law;

(x) make any loans, advances or capital contributions to, or investments in, any other Person other than loans, advances or capital contributions by the Company or any of its Subsidiaries to any employee of the Company or any of its Subsidiaries in connection with travel, entertainment or related business expenses or other customary out-of-pocket expenses in the ordinary course of business or (B) in the ordinary course of business to any material customer, distributor, licensor, supplier or other Person with which the Company or any of its Subsidiaries has significant business relations;

(xi) (A) make, change or rescind any material Tax election (other than in the ordinary course of business consistent with past practice), (B) change any material method of Tax accounting or any annual Tax accounting period, (C) enter into any “closing agreement” with any taxing authority or any Tax allocation, sharing or indemnification agreement (other than (i) any agreement solely among the Company or its Subsidiaries or (ii) any agreement entered into in the ordinary course of business and not primarily concerning Taxes), (D) settle any claim or assessment in respect of a material amount of Tax, (E) consent to any extension or waiver of the statute of limitations applicable to a material Tax claim or assessment, (F) file any Tax Return in a manner materially inconsistent with past practice of the Company and its Subsidiaries or file any amended material Tax Return, (G) initiate any voluntary disclosure agreement or similar process with respect to Taxes or (H) surrender any right to claim a material refund, credit or similar Tax benefit;

(xii) settle any Action if the amount payable by the Company or any of its Subsidiaries in connection therewith would exceed $500,000;

(xiii) cancel or reduce any insurance coverage, other than in the ordinary course of business;

(xiv) change or modify in any material respect any of the Company’s or its Subsidiaries respective business policies, procedures or practices with respect to credit, collection, payment, accounts receivable or accounts payable outside the ordinary course of business;

(xv) cancel any third party Indebtedness owed to the Company or its Subsidiaries;

(xvi) incur any additional Indebtedness for borrowed money or assume, guarantee, endorse or otherwise become liable or responsible for any such Indebtedness of another Person in excess of $20,000 in the aggregate or make any loans or advances to (except for customary loans and travel advances made in the ordinary course of business) any Person in excess of $20,000 other than to other Subsidiaries of the Company;

(xvii) commence any new lines of business in which it is both not engaged as of the date of this Agreement (or actively preparing to engage as of the date of this Agreement) and which are outside the scope of the Company and its Subsidiaries core competencies as of the date of this Agreement, in each case, that are material to the Company and its Subsidiaries, taken as a whole;

(xviii) sell, assign, transfer or license any material Company Intellectual Property, except for non-exclusive licenses granted in the ordinary course of business;

(xix) (a) abandon, withdraw, dispose of, permit to lapse or fail to preserve any material Registered Intellectual Property (other than any statutory expiration) or (b) disclose any source code of any material Software owned by the Company or its Subsidiaries to any third party who is not a service provider or contractor in the ordinary course of business of the Company or its Subsidiaries and who is not subject to confidentiality obligations or is not an employee of the Company or its Subsidiaries; or

(xx) authorize, or commit or agree to take, any action described in clauses (i) through (xix) of this Section 7.01(b).

(c) Notwithstanding anything to the contrary set forth in Section 7.01(a) or Section 7.01(b), (i) nothing shall prevent the Company or any of its Subsidiaries from taking or failing to take any action (including the establishment of any policy, procedure or protocol) in response to COVID-19 or any COVID-19 Measure that would otherwise violate or breach this Agreement (provided, that the Company shall consult in good faith with Parent before taking (or omitting) any such actions in connection with COVID-19 Measures) and (ii) no consent of Parent shall be required with respect to any matter to the extent that the requirement of such consent (or the failure to take such action in the absence of such consent) would violate applicable Law. Notwithstanding anything to the contrary in this Section 7.01(c), the Company and its Subsidiaries may (x) use available Cash to make Cash dividends or distributions or pay Transaction Expenses or Indebtedness of the Company and its Subsidiaries, in each case of this clause (x), so long as (1) such use of Cash does not interfere with the operation of the Company and its Subsidiaries, (2) such dividends or distributions are declared, set aside and paid solely in cash, (3) the payment of such Cash is completed prior to the Closing Date and reflected in full in the Closing Statement, and (4) as of the Closing, the Company and its Subsidiaries shall have at least $3,300,000 of Cash (after giving effect to Indebtedness Prepayment, the Transaction Expense Prepayment and the payment of all outstanding New Bonus Arrangements (if any)), and (y) enter into or pay any bonus arrangements with employees of the Company and its Subsidiaries so long as such bonuses are paid prior to the Closing by or on behalf of the Company and such arrangements have been disclosed to Parent prior to entering into such arrangements (the “New Bonus Arrangements”).

7.02 Access to Books and Records. From the date hereof until the Closing or the earlier valid termination of this Agreement pursuant to Section 9.01, the Company shall provide Parent and its authorized representatives with reasonable access at all reasonable times and upon reasonable advance notice to the offices, properties, books and records, and senior management employees of the Company and its Subsidiaries in order for Parent to have the opportunity to make such investigation as it shall reasonably desire to make of the affairs of the Company and its Subsidiaries; provided, that such access is permissible under applicable Law (after taking into account any applicable COVID-19 Measures), does not jeopardize the health and safety of any employee of the Company or its Subsidiaries, and that such access does not unreasonably interfere with the normal operations of the Company and its Subsidiaries; provided, further, that all requests for access shall be directed to Kevin McAleenan (as representatives for the Company) or such other person(s) as they may designate from time to time (each such person, an “Authorized Representative”); and provided, further, that such access shall not extend to any (a) environmental sampling or testing or invasive or subsurface investigation, (b) trade secrets or other competitively sensitive information or (c) any information that is subject to any applicable confidentiality restrictions or attorney-client, work product or other privilege (provided that the Company shall use commercially reasonable efforts to make alternative arrangements to disclose such privileged information in a manner that does not waive or violate such privilege). Neither the Company nor Seller makes any representation or warranty as to the accuracy of any information (if any) provided pursuant to this Section 7.02, and neither Parent, Purchaser, Merger Sub nor any other Person may rely on the accuracy of any such information, in each case, other than to the extent expressly provided in the representations and warranties of Seller and the Company expressly and specifically set forth in Article IV and Article V, as qualified by the Schedules, or the certificates pursuant to Sections 3.01(d) and 3.01(e) of this Agreement. The information provided pursuant to this Section 7.02 will be used solely for the purpose of effecting the transactions contemplated hereby and will be governed by all the terms and conditions of the Confidentiality Agreement.

7.03 Efforts; Regulatory Filings.

(a) On the terms and subject to the conditions of this Agreement, each of Seller and the Company will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the conditions to the Closing (and refrain from taking any action that would reasonably be expected to have the effect of materially delaying, preventing or impeding the Closing); provided, that notwithstanding this sentence and without limiting any other covenant (including Section 7.01), agreement, remedy (including Section 13.18), representation or warranty in this Agreement, nothing in this Section 7.03 shall require Seller, the Company or any of its Subsidiaries, or any of their respective Affiliates to cure any (i) breach of, or inaccuracy in, any of the representations and warranties in Article IV, Article V or in any Ancillary Agreement or (ii) any Material Adverse Change. Subject to Section 10.04, each of the Seller and the Company shall (x) use its reasonable best efforts to make or cause to be made all filings and submissions under any Laws or regulations applicable to Seller, the Company or any of its Subsidiaries required for the consummation of the transactions contemplated herein, (y) reasonably coordinate and cooperate with Parent in exchanging such information and providing such assistance as Parent may reasonably request in connection with all of the foregoing, including, to the extent legally permissible, allowing Parent to review and comment upon such filings and submissions, and (z) supply promptly any additional information and documentary material that may be reasonably requested in connection with such filings, make any further filings pursuant thereto that may be necessary in connection therewith and take all actions reasonably necessary to obtain all required clearances. For the avoidance of doubt, nothing in this Section 7.03 shall limit the obligations of the Seller or the Company pursuant to Section 10.04 of this Agreement.

(b) As soon as reasonably practicable after the date of this Agreement, the Company shall submit to the United States Defense Counterintelligence and Security Agency (“DCSA”) and, to the extent applicable, any other Governmental Body, a notification of the transfer of ownership contemplated hereby in accordance with NISPOM, and the other applicable national or industrial security regulations (the “DCSA Notification”). The Company shall reasonably cooperate with Parent in preparing the DCSA Notification and any other submissions to DCSA required by NISPOM as soon as reasonably practical, and Parent shall have the right to approve the DCSA Notification before its submission. The Company and Parent shall use their commercially reasonable efforts to obtain approval from DCSA as promptly as practicable for the continuation of all necessary U.S. government facility security clearances.

(c) As soon as reasonably practicable after the date of this Agreement, the Company and its Subsidiaries shall use good faith efforts to develop and initiate a plan in respect of the actions described on Schedule 7.03(c) prior to the Closing Date (such plan, the “Remediation Plan”) and shall reasonably consult with (and consider in good faith any comments from) Parent with respect to the development of the Remediation Plan. The Parties acknowledge and agree that (i) none of the development, initiation or completion of any step in the Remediation Plan are a condition to Closing and shall not affect the timing of the Closing, and (ii) no failure of the Company and its Subsidiaries to develop, initiate or complete any step in the Remediation Plan shall (a) be taken into consideration for purposes of determining satisfaction of Section 3.01(c), or (b) constitute a breach of this Agreement in any respect, including for which the remedies described in Section 9.02 and Section 13.8 are available.

7.04 Section 280G.

(a) Prior to the Closing Date, the Company and each of its Subsidiaries shall use reasonable best efforts to seek, prior to the initiation of the equityholder approval procedure described in Section 7.04(c), from each Person to whom any payment or benefit is required or proposed to be made that could constitute “parachute payments” under Section 280G(b)(2) of the Code and Treasury Regulations promulgated thereunder (“Section 280G Payments”), a written agreement waiving such Person’s right to receive some or all of such payment or benefit (the “Waived Benefits”), to the extent necessary so that all remaining payments and benefits applicable to such Person shall not be deemed a parachute payment, and accepting in substitution for the Waived Benefits the right to receive the Waived Benefits only if approved by the equityholders of the Company and its applicable Subsidiaries in a manner that complies with Section 280G(b)(5)(B) of the Code and the Treasury Regulations issued thereunder.

(b) In connection with the foregoing, Parent shall provide Seller at least fifteen (15) days prior to the Closing Date with all information and documents necessary to allow the Company and each of its Subsidiaries to determine whether any payments made or to be made or benefits granted or to be granted pursuant to any employment agreement or other agreement, arrangement or Contract entered into or negotiated by Parent, Purchaser, Merger Sub or any of their respective Affiliates (“Parent Payments”), together with all Section 280G Payments, could reasonably be considered to be “parachute payments” within the meaning of Section 280G(b)(2) of the Code; provided, that, the Company’s failure to include the Parent Payments in the equityholder voting materials described herein, due to a direct result of Parent’s breach of its obligations set forth herein, will not result in a breach of this Section 7.04. At least ten (10) Business Days prior to the Closing Date, the Company shall provide Parent for its review and comment with drafts of disclosure and approval documents, “disqualified individual” waivers, and Section 280G calculations, and the Company shall incorporate into such documents any reasonable comments that are timely provided by Parent.

(c) Prior to the Closing Date, the Company and each of its Subsidiaries shall use its reasonable best efforts to obtain the approval by equityholders of such Company in a manner that complies with the terms of Section 280G(b)(5)(B) of the Code and the Treasury Regulations thereunder, including Q-7 of Section 1.280G-1 of such Treasury Regulations, of the right of each Person described in Section 7.04(a) to receive or retain, as applicable, such Person’s Waived Benefits, provided that in no event shall this Section 7.04 be construed to require the Company or any of its Subsidiaries to compel any Person to waive any existing rights under any Contract or agreement that such Person has with the Company, such Subsidiary or any other Person, and in no event shall the Company or any of its Subsidiaries be deemed in breach of this Section 7.04 if any such Person refuses to waive any such rights or if the equityholders fail to approve any Waived Benefits.

(d) Notwithstanding anything to the contrary in this Section 7.04 or otherwise in this Agreement, to the extent Parent has provided misinformation, or Parent’s omission of information has resulted in misinformation, with respect to any Parent Payments and, in either case, this has directly resulted in a “parachute payment” to a “disqualified individual” that otherwise would not have been a “parachute payment, then there shall be no breach of the representation contained in Section 5.15(g)(i) or this Section 7.04 or the covenant contained herein.

(e) Prior to the Closing Date, the Company shall provide Parent and its counsel with copies of all documents executed by the equityholders and disqualified individuals in connection with the vote contemplated by this Section 7.04.

7.05 Exclusive Dealing. During the period from the execution and delivery of this Agreement by the parties hereto through the Closing or the earlier valid termination of this Agreement pursuant to Section 9.01, neither Seller nor the Company shall take, directly or indirectly, any action to, and shall direct its representatives not to, knowingly initiate, facilitate, participate, solicit, or engage in discussions or negotiations with, or provide any information to, any Person (other than Parent and its Affiliates and representatives) concerning any purchase of the Company Units or any merger, sale of substantial assets or similar transaction involving the Company or any of its Subsidiaries (other than assets and services sold in the ordinary course of business) (each such transaction, an “Acquisition Transaction”). The Company and Seller shall cease and cause to be terminated any existing discussions, communications or negotiations with any Person (other than the Parent and the Parent’s representatives) conducted heretofore with respect to any Acquisition Transaction. The Company and the Seller shall notify any Person (other than Parent and its representatives) with which the Company or the Seller is engaged in discussions concerning an Acquisition Transaction and any Person that hereafter submits any offer or makes any inquiries concerning an Acquisition Transaction, that the Company and the Seller are contractually prohibited from continuing to engage or engaging in any such discussions, and shall request that any such Persons destroy or return any confidential information regarding the Company, its Subsidiaries or their respective businesses, in accordance with the terms of the applicable confidentiality agreements between the Company and any such Persons. The Company and the Seller shall promptly (and in any event within five (5) Business Day after receipt thereof by the Company or the Seller) advise Parent in writing of any bona fide written proposal or offer with respect to an Acquisition Transaction and the material terms and conditions of such proposal to the extent not prohibited by Law or Contract from doing so.

7.06 Lock-Up. Seller agrees that, for a period of one year following the Closing, without the prior written approval of Parent, Seller will not sell any Parent Shares issued as Closing Equity Consideration. Notwithstanding the foregoing, Seller shall at all times be permitted to transfer Parent Shares issued as Closing Equity Consideration (i) to its Affiliates (ii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the Seller or its Affiliates, (iii) to any direct equityholder of Seller, (iv) to any family member or any Affiliate of any family member of Seller (other than any Affiliate under this clause (iv) who operates or engages in a business which competes with the business of Parent and its Subsidiaries), (v) to any lender or other debt financing source who provides a bona fide revolving credit facility to Seller that is secured by equity securities held by such Person, (vi) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of Parent’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property after the date hereof or (vii) to a charitable organization through a charitable distribution.

7.07 Resignations. The Company shall use commercially reasonable efforts to deliver to Parent written resignations, effective as of the Closing Date, of the officers and managers of the Company set forth on Schedule 7.07.

7.08 Electronic Data Room. Within ten (10) Business Days after the date of this Agreement, the Company shall deliver, or cause to be delivered, to Parent an electronic storage device containing all of the files in the online “data room” hosted by Datasite for Project Atom as of the date hereof.

7.09 Financial Statements. As promptly as practicable following the date of this Agreement and in no event more than fifty (50) Business Days after the date of this Agreement, the Company shall, or shall cause its Subsidiaries to, engage PricewaterhouseCoopers LLP (the “Auditor”) in order to prepare and deliver to Parent (a) audited financial statements (including any related notes thereto) of the Company and its consolidated Subsidiaries as of and for the fiscal years ended December 31, 2022 and 2021, audited by the Auditor in accordance with the standards of the American Institute of Certified Public Accountants (“AICPA”), together with the Auditor’s report thereon, for inclusion in the Proxy, and (b) unaudited interim financial statements (including any related notes thereto) of the Company and its consolidated Subsidiaries as of and for the nine (9) months ended September 30, 2023, reviewed by the Auditor in accordance with the procedures specified by the AICPA, for inclusion in the Proxy (collectively, the “Required Financial Statements”). To the extent Closing has not yet occurred, and in no event later than March 31, 2024, the Company shall deliver to Parent additional audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2023, reviewed by the Auditor in accordance with the standards and procedures specified by the AICPA, for inclusion in Parent’s subsequent filings with the SEC (the “Additional Financial Statements”). The Required Financial Statements and the Additional Financial Statements, in each case, shall comply as to form in all material respects, shall be prepared in accordance with GAAP (as modified by the rules and regulations of the SEC) applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC), shall fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of complete footnotes) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended.

ARTICLE VIII

COVENANTS OF PARENT

8.01 Access to Books and Records. From and after the Closing, Parent shall, and shall cause the Final Surviving Company to reasonably provide Seller and its agents and advisors with reasonable access (for the purpose of examining and copying), during normal business hours, and upon reasonable advance notice, to the books and records of the Company and its Subsidiaries with respect to periods or occurrences prior to the Closing Date for purposes of complying with any applicable tax, financial reporting or regulatory requirements or any other reasonable business purpose; provided, that such access does not unreasonably interfere with the normal operations of Parent, the Company or any of their respective Subsidiaries, is permissible under applicable Law (after taking into account any applicable COVID-19 Measures) and does not jeopardize the health and safety of any employee of the Company or its Subsidiaries; provided, further, that in no event will Parent or any of its Affiliates be required to provide any books and records that relate solely to Parent or any of its Affiliates (other than the Company and its Subsidiaries). Unless otherwise consented to in writing by Seller (not to be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause the Final Surviving Company and its Subsidiaries not to, for a period of seven (7) years following the Closing Date, destroy, alter or otherwise dispose of any of the books and records of the Company for any period prior to the Closing Date without first offering to surrender to Seller (at Seller’s sole cost) such books and records or any portion thereof which Parent or the Final Surviving Company or any of its Subsidiaries may intend to destroy, alter or dispose of.

8.02 Director, Manager and Officer Liability and Indemnification.

(a) Prior to or simultaneously with the Closing, the Company shall purchase from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’, managers’ and officers’ liability insurance a prepaid insurance policy (i.e., “tail coverage”) which provide “side A, B and C directors and officers” insurance coverage for each of the individuals who were officers, directors or managers of the Company or any of its Subsidiaries at or prior to the Closing on terms no less favorable (including with respect to both policy limit and scope) as the policy or policy(ies) maintained by the Company or any of the Company’s Subsidiaries immediately prior to the Closing for the benefit of such individuals for an aggregate period of not less than six (6) years with respect to claims arising from acts, events or omissions that occurred at or prior to the Closing, including with respect to the transactions contemplated by this Agreement (such policies, the “D&O Tail Policies”); provided, that in no event shall the aggregate cost for the D&O Tail Policies exceed three-hundred percent (300%) of the Company’s and its Subsidiaries’ most recent annual premium allocation (the “Maximum Premium”). If the aggregate annual premiums of such insurance coverage exceed the Maximum Premium, then the Company shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium from insurance carriers with the same or better credit ratings as the Company’s and its Subsidiaries’ current insurance carriers with respect to officers’ and directors’ liability insurance and fiduciary duty insurance.

(b) For a period of six (6) years after the Closing, Parent shall not, and shall not permit the Company and its Subsidiaries to, amend, repeal or otherwise modify any provision in the Company’s or any of its Subsidiaries’ Governing Documents relating to the exculpation or indemnification of any officers, directors, managers or similar functionaries (unless to provide for greater exculpation or indemnification or unless required by Law), it being the intent of the parties hereto that the current and former officers, directors and managers of the Company and its Subsidiaries shall continue to be entitled to such exculpation and indemnification (including with respect to advancement of expenses to the same extent provided for under such Governing Documents) to the full extent of the Law. Parent agrees and acknowledges that this Section 8.02 shall be binding on Parent’s successors and assigns.

(c) If the Company or its Subsidiaries or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger, or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Company and its Subsidiaries shall assume all of the obligations set forth in this Section 8.02.

(d) Notwithstanding anything in this Agreement to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the Closing Date) is made against any individual who was an officer, director or manager of the Company or its Subsidiaries at or prior to the Closing or any other party covered by directors’, managers’ and officers’ liability insurance, on or prior to the sixth (6th) anniversary of the Closing, the provisions of this Section 8.02 shall continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.

(e) The obligations under this Section 8.02 shall not be terminated or modified in such a manner as to affect adversely any indemnitee or exculpee to whom this Section 8.02 applies without the consent of such affected indemnitee or exculpee. The provisions of this Section 8.02 are intended for the benefit of, and will be enforceable by (as express third party beneficiaries), each current and former officer, director, manager or similar functionary of each of the Company and its Subsidiaries and his or her heirs and representatives, successors and assigns and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have had by Contract or otherwise.

8.03 Efforts. On the terms and subject to the conditions of this Agreement, Parent will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to satisfy the conditions to the Closing (and refrain from taking any action that would reasonably be expected to have the effect of materially delaying, preventing or impeding the Closing); provided, that notwithstanding this sentence and without limiting any other covenant, agreement, remedy (including Section 13.18), representation or warranty in this Agreement, nothing in this Section 8.03 shall require Parent or any of its Subsidiaries, or any of their respective Affiliates to cure any breach of, or inaccuracy in, any of the representations and warranties in Article VI or in any Ancillary Agreement. In furtherance of the foregoing but subject to and without limiting Section 10.04, Parent shall (a) use reasonable best efforts to make or cause to be made all filings and submissions under any Laws or regulations applicable to Parent required for the consummation of the transactions contemplated herein, (b) reasonably coordinate and cooperate with the Company in exchanging such information and providing such assistance as the Company may reasonably request in connection with all of the foregoing and (c) supply promptly any additional information and documentary material that may be requested in connection with such filings, make any further filings pursuant thereto that may be necessary, proper, or advisable in connection therewith, and take all actions necessary to obtain all required clearances. For the avoidance of doubt, nothing in this Section 8.03 shall limit the obligations of Parent and its Affiliates pursuant to Section 10.04 of this Agreement.

8.04 Contact with Business Relations. Neither Parent, Purchaser nor Merger Sub is authorized to and shall not (and shall not permit any of their respective employees, agents, representatives or Affiliates to) contact any director, manager, officer, employee (in each case, other than an Authorized Representative), or, with respect to the businesses of the Company or any of its Subsidiaries or the transactions contemplated hereby, any customer, supplier, distributor or other material business relation, of the Company or any of its Subsidiaries prior to the Closing without the prior written consent and coordination of an Authorized Representative (not to be unreasonably delayed, conditioned or withheld); provided, however, that this Section 8.04 shall not prohibit any contacts by Parent or its employees, agents, representatives or Affiliates with any customer, supplier, distributor or other material business relation of the Company or its Subsidiaries (including any Affiliates of Seller) in the ordinary course of business unrelated to the transactions contemplated by this Agreement.

8.05 Continuing Confidentiality. Parent shall remain bound by that certain Confidentiality Letter Agreement, dated as of July 28, 2023, by and between Seller and BigBear.ai, LLC (the “Confidentiality Agreement”), in accordance with its terms.

8.06 Access and Investigation. Each of Parent, Purchaser, Merger Sub and their respective representatives (a) have had access to and the opportunity to review all of the documents in the Project Atom virtual data room hosted by Datasite on behalf of the Company, and (b) have been afforded reasonable access to the books and records, facilities and officers, directors, employees and other representatives of the Company and its Subsidiaries for purposes of conducting a due diligence investigation with respect thereto. Parent and each of its Non-Recourse Parties have each conducted to its satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and each of its Subsidiaries, and any of their respective joint ventures and businesses.

8.07 R&W Insurance Policy. Parent shall ensure that the R&W Insurance Policy expressly waives any claims of subrogation (except in the case of Fraud (as defined in this Agreement)) against Seller and its Affiliates and their respective representatives and shall not amend, waive or otherwise modify the R&W Insurance Policy in any adverse manner that would allow the insurer thereunder or any other Person to subrogate or otherwise make or bring any Action, suit or proceeding against Seller, its Affiliates or any of their respective representatives, based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution or performance of this Agreement, other than in the case of Fraud.

8.08 Preparation of Proxy Statement. Parent shall prepare (with the Company’s reasonable cooperation) and, as promptly as reasonably practicable (but in no event later than sixty (60) Business Days) after the date hereof, file with the SEC a proxy statement to be sent to the stockholders of Parent relating to the Stockholders Meeting (the “Proxy Statement”); provided, that Parent shall not be in breach of its obligations under this Section 8.08 if its failure to timely file the Proxy Statement with the SEC is due to the Company’s failure to timely deliver any required information for inclusion in the Proxy Statement (including the delivery of the Required Financial Statements). Subject to applicable Law, and anything in this Agreement to the contrary notwithstanding, prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the stockholders of Parent, or responding to any comments from the SEC with respect thereto, Parent shall provide the Company, Seller and their counsel with a reasonable opportunity to review such document or response, and Parent shall consider in good faith any comments proposed by the Company and Seller thereto. Parent shall use commercially reasonable efforts (with the reasonable assistance of the Company) to respond promptly to any comments from the SEC or the staff of the SEC with respect to the Proxy Statement (or any amendment or supplement thereto). Parent shall notify the Company and Seller promptly of the receipt of any comments (whether written or oral) from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply the Company and Seller with copies of all correspondence between the Parent and any of its representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act. If at any time prior to the Stockholders Meeting (or any adjournment or postponement thereof) any information relating to any of the parties hereto, or any of their respective Affiliates, officers or directors, is discovered by Parent, the Company or Seller (in the case of the Company and Seller, solely with respect to the information supplied by the Company or Seller, as applicable) that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed by Parent with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of Parent. Parent shall cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as reasonably practicable (and in any event no later than five (5) Business Days) after Parent is made aware of the resolution of any comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement (which resolution will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth (10th) calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement, the “Clearance Date”).

8.09 Stockholders Meeting; Fiduciary Exception to Recommendation.

(a) Subject to the terms of this Section 8.09, Parent shall take all action necessary in accordance with applicable Law and the Governing Documents of Parent to set a record date for, duly give notice of, convene and hold a meeting of its stockholders to consider and vote upon the approval of the Stock Issuance and the Mergers (the “Stockholders Meeting”) as soon as reasonably practicable following the Clearance Date and, subject to the terms of this Section 8.09, in any event no later than forty-five (45) days following the Clearance Date and shall submit such proposal to such holders at the Stockholders Meeting and shall not submit any other proposal to such holders in connection with the Stockholders Meeting (other than a customary proposal regarding adjournment of the Stockholders Meeting) without the prior written consent of the Company and Seller (not to be unreasonably withheld, conditioned or delayed). Once established, Parent shall not change the record date for the Stockholders Meeting without the prior written consent of the Company and Seller (not to be unreasonably withheld, conditioned or delayed) or as otherwise required by applicable Law (including any requirement of Law in connection with any rescheduling, postponement or adjournment of the Stockholders Meeting that is permitted hereunder). If the Board of Directors of Parent (or, if applicable, special committee thereof) has not made a Change in Recommendation in accordance with Section 8.09(b), Board of Directors of Parent (or, if applicable, special committee thereof) shall make the Recommendation and shall include the Recommendation in the Proxy Statement and recommend at the Stockholders Meeting that the stockholders of Parent approve the Stock Issuance and the Mergers and Parent shall use its reasonable best efforts to obtain and solicit such approval

(including by soliciting from its stockholders proxies in favor of the approval of the Stock Issuance and the Mergers, and taking all other action reasonably necessary to secure the approval of the Stock Issuance and the consummation of the Mergers by the holders of a majority of the Parent Shares represented in person or by proxy at the Stockholders Meeting (the “Requisite Vote”)). Notwithstanding anything to the contrary contained in this Agreement, Parent shall not adjourn or postpone the Stockholders Meeting without the prior written consent of the Company and the Seller (such consent not to be unreasonably withheld, conditioned or delayed); provided, that without the Company’s and the Seller’s prior written consent, Parent may adjourn or postpone the Stockholder Meeting (i) after consultation with the Company and the Seller, to the extent necessary to ensure that any supplement or amendment to the Proxy Statement is provided to the stockholders of Parent within a reasonable amount of time in advance of the Stockholders Meeting, (ii) to a date that is in the aggregate not more than thirty (30) days following the originally scheduled date (or the date rescheduled pursuant to clause (i) hereof) but at least five (5) Business Days prior to the Outside Date if there are not sufficient affirmative votes in person or by proxy at such meeting to constitute a quorum at the Stockholders Meeting or to obtain the Requisite Vote, in order to allow reasonable additional time for solicitation of proxies for purposes of obtaining a quorum or the Requisite Vote, or (iii) if required by applicable Law.

(b) Neither the Board of Directors of Parent nor any committee thereof shall withdraw, qualify or modify in a manner adverse to the Company or Seller, or propose publicly to withdraw, qualify or modify in a manner adverse to the Company or Seller, the Recommendation or its declaration of advisability, or resolve or agree to take any such action (a “Change in Recommendation”). Notwithstanding the immediately preceding sentence, prior to the time the Requisite Vote is obtained, the Board of Directors of Parent (or, if applicable, special committee thereof) may make a Change in Recommendation in response to, and in respect of, an Intervening Event if (but only if) the following conditions are collectively satisfied: (1) an Intervening Event has occurred, (2) in light of such Intervening Event, the Board of Directors of Parent (or, if applicable, special committee thereof) has determined in good faith, after consultation with outside legal counsel, that the failure to make a Change in Recommendation in response to such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law, (3) Parent has notified the Company and Seller in writing that Board of Directors of Parent (or, if applicable, special committee thereof) intends to take make a Change in Recommendation and the basis therefor (which notice shall include a reasonably detailed description of the Intervening Event in connection with which Board of Directors of Parent (or, if applicable, special committee thereof) has given such notice) (any such notice, a “Triggering Notice”), (4) at least four (4) Business Days pass following the Company and Seller’s receipt of the Triggering Notice (it being understood that any material change to the Intervening Event shall constitute a new Intervening Event and shall require Parent to provide a new Triggering Notice in respect of such Intervening Event and comply with this Section 8.09(b) in respect of such Intervening Event, except that, in such case, the four (4) Business Day period referred to in this clause (4) and in clauses (5) and (6) shall be reduced to two (2) Business Days following the giving of such new Triggering Notice), (5) after providing such Triggering Notice and prior to effecting such Change in Recommendation, (x) Parent shall, during such four (4) Business Day period, negotiate in good faith with the Company and Seller and their representatives, to the extent the Company and Seller wish to negotiate, with respect to any revisions to the terms of the transactions contemplated by this Agreement proposed by the Company and Seller, and (y) in determining whether it may still under the terms of this Agreement make a Change in Recommendation, the Board of Directors of Parent (or, if applicable, special committee thereof) shall take into account any changes to the terms of this Agreement proposed by the Company and Seller during such four (4) Business Day period and (6) after taking into account any changes to the terms of this Agreement proposed by the Company and Seller and any other information provided by the Company and Seller in response to a Triggering Notice during such four (4) Business Day period, the Board of Directors of Parent (or, if applicable, special committee thereof) again determines in good faith, after consultation with outside counsel, that the failure to make a Change in Recommendation in response to such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law. Notwithstanding any Change in

Recommendation, the proposal in respect of the Stock Issuance and Mergers shall be submitted to the Parent stockholders at the Stockholders Meeting for the purpose of obtaining the Requisite Vote, and nothing contained herein (unless this Agreement is otherwise terminated in accordance with its terms) shall relieve Parent of such obligation or any of Parent, Purchaser or Merger Sub of any of their respective obligations hereunder. For the avoidance of doubt, nothing in this Section 8.09(b) shall prohibit Parent from disclosing to its stockholders any fact or circumstance that is required to be disclosed under applicable Law or that Parent determines, in good faith after consultation with its outside legal counsel, is material to the stockholders of Parent in making their decision in how to vote on matters subject to the Requisite Vote.

(c) In the event that the Board of Directors of Parent (or, if applicable, special committee thereof) effects a Change in Recommendation pursuant to, and in accordance, with Section 8.09(b), then within five (5) Business Days after written demand by the Company or Seller, Parent shall pay to Seller an amount equal to Seller’s, the Company’s and its Subsidiaries’ actual, reasonable and documented out-of-pocket fees and expenses (including its actual, reasonable and documented legal fees and expenses) incurred by Seller, the Company or its Subsidiaries on or prior to the termination of this Agreement solely in connection with the transactions contemplated by this Agreement in cash by wire transfer of immediately available funds to an account designated in writing by Seller; provided, in no event shall such amount exceed $1,250,000 in the aggregate.

ARTICLE IX

TERMINATION

9.01 Termination. This Agreement may be terminated at any time prior to the Closing only as follows, and in no other manner:

(a) by mutual written consent of Parent, Purchaser and Merger Sub, on the one hand, and the Company and Seller, on the other hand;

(b) by Parent, Purchaser and Merger Sub, on the one hand, or by the Company or Seller, on the other hand, by written notice to the other, upon the issuance by any Governmental Body of an order, decree or ruling or its taking of any other action permanently restraining, enjoining or otherwise prohibiting the performance of this Agreement or the consummation of the transactions contemplated hereby, which order, decree, ruling or any other action shall have become final and non-appealable and which renders the condition set forth in Section 3.03(a) or Section 3.03(b) incapable of being satisfied; provided, that no termination may be made under this Section 9.01(b) if the issuance of such order, decree, ruling or such other action has been primarily caused by the action or inaction of the terminating party;

(c) by Parent, Purchaser and Merger Sub, on the one hand, or by the Company or Seller, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before August 4, 2024 (the “Outside Date”); provided, however, that no termination may be made under this Section 9.01(c) if the failure to close shall have been caused by the action or inaction of the terminating party;

(d) by Parent, Purchaser and Merger Sub, if neither Parent, Purchaser nor Merger Sub is then in material breach of this Agreement, by written notice to the Company, upon a breach of any covenant or agreement on the part of Seller or the Company set forth in this Agreement, or if any representation or warranty contained in Article IV or Article V, as qualified by the Schedules, shall be or have become untrue, in either case, such that any of the conditions set forth in Section 3.01(a), Section 3.01(b) or Section 3.01(c) would not be satisfied; provided, however, that, if such breach is curable through the exercise of commercially reasonable efforts and for so long as the Company or Seller, as applicable, continues to exercise such commercially reasonable efforts to cure such breach, then Parent may not terminate this Agreement pursuant to this Section 9.01(d) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30-day period commencing upon delivery of written notice from Parent to Company or Seller of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.01(d) (it being understood that this Agreement shall not terminate pursuant to this Section 9.01(d) as a result of such particular breach or inaccuracy if such breach by Seller or Company is cured prior to such termination becoming effective) and (ii) the Outside Date; provided that the right to terminate this Agreement under subsection (i) or (ii) shall not be available if Parent’s, Purchaser’s or Merger Subs’ failure(s) (collectively or individually) to fulfill any obligation under this Agreement has been the primary cause of, or primarily result in, the failure of the Closing to occur on or before such date;

(e) by the Company or Seller, if the Company and Seller, as applicable, are not then in material breach of this Agreement, by written notice to Parent, upon a breach of any covenant or agreement on the part of Parent, Purchaser or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent, Purchaser or Merger Sub shall be or have become untrue, in either case, such that any of the conditions set forth in Section 3.02(a) or Section 3.02(c) would not be satisfied; provided, however, that, if such breach is curable by Parent, Purchaser or Merger Sub through the exercise of commercially reasonable efforts to cure such breach and for so long as Parent, Purchaser or Merger Sub continues to exercise such commercially reasonable efforts, then Seller or Company may not terminate this Agreement pursuant to this Section 9.01(e) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30-day period commencing upon delivery of written notice from Seller to Parent of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.01(e) (it being understood that this Agreement shall not terminate pursuant to this Section 9.01(e) as a result of such particular breach or inaccuracy if such breach by Parent, Purchaser or Merger Sub is cured prior to such termination becoming effective) and (ii) the Outside Date; provided that the right to terminate this Agreement under subsection (i) or (ii) shall not be available if the Company’s or Seller’s failure(s) (collectively or individually) to fulfill any obligation under this Agreement has been the primary cause of, or primarily result in, the failure of the Closing to occur on or before such date; or

(f) by either Parent or Seller if Parent fails to obtain the Requisite Vote at the Stockholders Meeting at which a vote is taken on the Mergers, except that the right to terminate this Agreement pursuant to this Section 9.01(f) will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of this Agreement) has been the cause of, or resulted in, the failure to obtain the Requisite Vote at the Stockholders Meeting.

The party desiring to terminate this Agreement pursuant to this Section 9.01 (other than pursuant to Section 9.01(a)) shall give a notice of such termination to the other parties specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail.

9.02 Effect of Termination. If this Agreement is terminated pursuant to Section 9.01, this Agreement shall become void and of no further force and effect (other than Article I, Section 8.05, Section 8.09(c), this Section 9.02, Section 13.02, Section 13.11, Section 13.13, Section 13.15, Section 13.17 and Section 13.18, which shall survive the termination of this Agreement) without any liability or obligation on the part of any party hereto, (a) other than liabilities and obligations under the Confidentiality Agreement and (b) except that no such termination shall relieve any party hereto of any liability for damages resulting from any Fraud or for any willful breach of this Agreement by such party prior to the termination of this Agreement. For purposes of clarification, the parties hereto agree that if a party does not close the transactions contemplated hereby in circumstances in which all of the closing conditions set forth in Section 3.01, Section 3.02 and Section 3.03, as applicable, have been satisfied or waived (other than those conditions that, by their terms, are to be satisfied at the Closing), such failure or refusal to close shall be deemed to be a willful breach of this Agreement by such party. In determining losses or damages recoverable upon termination by a party hereto for another party’s breach, the parties hereto acknowledge and agree that such losses and damages shall not be limited to reimbursement of expenses or out-of-pocket costs, and shall include the benefit of the bargain lost by such party hereto, taking into consideration all relevant matters (including other opportunities and the time value of money), which shall be deemed to be damages of such party hereto.

ARTICLE X

ADDITIONAL AGREEMENTS AND COVENANTS

10.01 No Other Representations or Warranties; Non-Reliance.

(a) The representations and warranties of Seller and the Company expressly and specifically set forth in Article IV and Article V, as qualified by the Disclosure Schedules, and any certificates delivered by Seller or the Company pursuant to Sections 3.01(d) and 3.01(e) of this Agreement, constitute the sole and exclusive representations, warranties, and statements (including by omission) of any kind or nature, whether written or oral, expressed or implied, statutory or otherwise (including, for the avoidance of doubt, relating to quality, quantity, condition, merchantability, fitness for a particular purpose or conformity to samples) of the Company, Seller or any of their respective Non-Recourse Parties as to any matter concerning the Company, any of its Subsidiaries or any of their respective businesses or in connection with this Agreement or the transactions contemplated by this Agreement, or with respect to the accuracy or completeness of any information provided to (or otherwise acquired by) Parent, Purchaser or Merger Sub or any of their respective Non-Recourse Parties in connection with this Agreement or the transactions contemplated by this Agreement (including, for the avoidance of doubt, any statements, information, documents, projections, forecasts or other material made available to Parent or any of its respective Non-Recourse Parties in certain “data rooms” or presentations including “management presentations”) and all other purported representations and warranties or statements (including by omission) are hereby disclaimed by the Company, Seller and each of their respective Non-Recourse Parties and (i) each of Parent, Purchaser, Merger Sub and their respective Non-Recourse Parties has only relied, and will only rely, on the representations and warranties of Seller and the Company expressly and specifically set forth in Article IV and Article V, respectively, as qualified by the Disclosure Schedules, and the certificates delivered by Seller or the Company pursuant to Sections 3.01(d) and 3.01(e) of this Agreement, (ii) each of Parent, Purchaser and Merger Sub hereby expressly and irrevocably acknowledges and agrees that he, she or it has not relied and will not rely on any other representations, warranties or statements (including by omission), and (iii) none of Parent, Purchaser, Merger Sub or any of their respective Non-Recourse Parties shall have any claim with respect to their purported use of, or reliance on, any such representations, warranties or statements (including by omission) on any basis or legal theory whatsoever (whether sounding in Contract or tort, at law or in equity, on public policy grounds, under any Law (including under securities Laws or the Racketeer Influence and Corrupt Organizations Act of 1970 (“RICO”)), on the basis of “unjust enrichment” or otherwise). Parent, Purchaser and Merger Sub are otherwise acquiring the Company, its Subsidiaries and their respective businesses on an “AS IS, WHERE IS” basis. Without in any way limiting the generality of the foregoing, Parent, Purchaser and Merger Sub acknowledge that there are uncertainties inherent in attempting to make projections, forward looking statements and other forecasts and estimates, and certain business plan information, that Parent, Purchaser and Merger Sub are familiar with such uncertainties, that Parent, Purchaser and Merger Sub and their respective Non-Recourse Parties are taking full responsibility for making their own evaluation of the adequacy and accuracy of any such projections, forward looking statements, forecasts, estimates and business plan information provided to Parent and its Non-Recourse Parties in connection with the transactions contemplated by this Agreement (including the reasonableness of the assumptions underlying such projections, forward looking statements, forecasts, estimates and business plan information). Under no circumstances shall any of the representations and warranties of the Company or Seller made herein be imputed to, or deemed to have been made by, any other Person. In connection with the transactions contemplated hereby, each of Parent, Purchaser, and Merger Sub has been represented by, and adequately consulted with, legal counsel of their choice and each of Parent, Purchaser, Merger Sub and such counsel has carefully read this Agreement and has been given time to consider this Agreement, understands this Agreement and, after such consideration, and with such understanding, Parent, Purchaser and Merger Sub have knowingly, freely and without coercion entered into this Agreement and, in particular, this Section 10.01, Section 11.02, and Section 13.15.

(b) The representations and warranties of Parent, Purchaser and Merger Sub expressly and specifically set forth in Article VI, as qualified by the Disclosure Schedules, and the certificate pursuant to Section 3.02(d) of this Agreement, constitute the sole and exclusive representations, warranties, and statements (including by omission) of any kind or nature, whether written or oral, expressed or implied, statutory or otherwise of Parent, Purchaser, Merger Sub or any of their respective Non-Recourse Parties as to any matter concerning Parent, Purchaser, Merger Sub or any of their Subsidiaries or any of their respective businesses or in connection with this Agreement or the transactions contemplated by this Agreement, or with respect to the accuracy or completeness of any information provided to (or otherwise acquired by) Seller or any of its Non-Recourse Parties in connection with this Agreement or the transactions contemplated by this Agreement and all other purported representations and warranties or statements (including by omission) are hereby disclaimed by Parent, Purchaser, Merger Sub and their respective Non-Recourse Parties, and (i) each of Seller and its Non-Recourse Parties has only relied, and will only rely, on the representations and warranties of Parent, Purchaser and Merger Sub expressly and specifically set forth in Article VI, as qualified by the Disclosure Schedules, and any certificate delivered by Parent, Purchaser or Merger Sub in connection with the consummation of the transactions contemplated by this Agreement, (ii) Seller hereby expressly and irrevocably acknowledges and agrees that it has not relied and will not rely on any other representations, warranties or statements (including by omission), and (iii) neither Seller nor any of its Non-Recourse Parties, shall not have any claim with respect to its purported use of, or reliance on, any such representations, warranties or statements (including by omission) on any basis or legal theory whatsoever (whether sounding in Contract or tort, at law or in equity, on public policy grounds, under any Law (including under securities Laws or RICO), on the basis of “unjust enrichment” or otherwise). Under no circumstances shall any of the representations and warranties of Parent, Purchaser or Merger Sub made herein be imputed to, or deemed to have been made by, any other Person. In connection with the transactions contemplated hereby, each of Seller and the Company has been represented by, and adequately consulted with, legal counsel of their choice and each of Seller and the Company and such counsel has carefully read this Agreement and has been given time to consider this Agreement, understands this Agreement and, after such consideration, and with such understanding, Seller and the Company have knowingly, freely and without coercion entered into this Agreement and, in particular, this Section 10.01, Section 11.02, and Section 13.15.

10.02 Further Assurances. From time to time following the Closing, as and when requested in writing by any party hereto, each of the parties agrees to use, and will cause their respective Subsidiaries to use, reasonable best efforts to, execute and deliver, or cause to be executed and delivered, all such documents and instruments and take, or cause to be taken, all such further or other actions as such requesting party may reasonably deem necessary to evidence or effectuate the transactions contemplated by this Agreement.

10.03 Employees and Employee Benefits.

(a) Salary and Wages. All employees of the Company and its Subsidiaries who are employed by the Company and its Subsidiaries immediately following the Closing Date (including such employees on medical, disability, family or other leave of absence as of the Closing Date) are referred to as “Retained Employees”. Parent will cause the Company and its Subsidiaries to provide each such Retained Employee who remains employed with at least (i) the same base wage or annual base salary and

(ii) same annual rate of total target incentive compensation potential provided to similarly situated employees of Parent, in each case, for a period of at least one (1) year following the Closing Date or, if earlier, until December 31, 2024; provided, however, that nothing in this Section 10.03(a) shall obligate Parent or the Company or any of its Subsidiaries to continue the employment of any Retained Employee for any specific period.

(b) Employee Benefits. As of the Closing Date and for a period of at least one (1) year thereafter or, if earlier, until December 31, 2024, Parent shall provide, or shall cause the Company and its Subsidiaries to provide, each Retained Employee with employee benefits (for the avoidance of doubt, excluding, without limitation, any equity or equity-based compensation or severance benefits) that are either, (i) substantially similar in the aggregate to the employee benefits provided to such Retained Employee immediately prior to the Closing Date or (ii) substantially similar in the aggregate to the employee benefits provided to similarly situated employees of Parent.

(c) Severance. Without limiting the foregoing provisions of this Section 10.03, Parent shall, or shall cause the Company and its Subsidiaries to, pay severance benefits to Retained Employees whose employment with the Company or any of its Subsidiaries is involuntarily terminated (without cause) within twelve (12) months following the Closing Date pursuant to the formula as set forth on Schedule 10.03(c).

(d) Employee Service Credit. Parent (i) shall give, or cause the Company and its Subsidiaries to give, each Retained Employee credit under health and welfare benefit plans that cover the Retained Employee after the Closing Date, for purposes of eligibility, vesting and entitlement to benefits for the Retained Employee’s service with the Company and its Affiliates prior to the Closing Date, to the same extent recognized by the Company or its Subsidiaries or any predecessor thereof as of the Closing Date, and (ii) shall use commercially reasonable efforts to allow such Retained Employees to participate in each plan providing welfare benefits (including medical, life insurance, long-term disability insurance and long-term care insurance) without regard to preexisting condition limitations, waiting periods, evidence of insurability or other exclusions or limitations not imposed on the Retained Employee by the corresponding Plans immediately prior to the Closing Date, except, in all cases, (x) as would cause a duplication of benefits or coverage for the same period of service, (y) to the extent such credit was not recognized under the corresponding Plans or (z) for defined benefit pension plans, equity or equity-based plans or long-term incentive plans. Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by such Retained Employee and his or her covered dependents to be taken into account under any replacement health benefit plans for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Retained Employee and his or her covered dependents as if such amounts had been paid in accordance with such replacement plan in the plan year in which the Closing occurs.

(e) No Third Party Beneficiaries. The provisions of this Section 10.03 are solely for the benefit of the parties to this Agreement, and no current or former employee, officer, director, manager, consultant or other service provider, or any other individual associated therewith, shall be regarded for any purpose as a third party beneficiary of this Section 10.03. In no event shall the terms of this Agreement be deemed to (i) establish, amend or modify any Plan or any other “employee benefit plan” as defined in Section 3(3) of ERISA, or any other benefit plan, program, agreement or arrangement maintained or sponsored by Parent, the Company and their respective Subsidiaries or any of their respective Affiliates, (ii) alter or limit the ability of Parent or the Company and their respective Subsidiaries to amend, modify or terminate any Plan or any other benefit or employment plan, program, agreement or arrangement after the Closing Date, (iii) obligate the Parent or its Subsidiaries to adopt or maintain any particular benefit plan or program or other compensatory or benefits arrangement at any time, or (iv) confer upon any current or former employee, officer, director, consultant or service provider, any right to employment or continued employment or continued service with Parent or the Company or any of their respective Subsidiaries, or constitute or create an employment agreement with any employee.

10.04 Antitrust and Governmental Notifications.

(a) Parent shall file with any applicable Governmental Body, as promptly as practicable and before the expiration of any relevant legal deadline, but in no event later than ten (10) Business Days following the execution and delivery of this Agreement, any filings (including any pre-notification draft), reports, information and documentation as may be required for the transactions contemplated hereby pursuant to any Other Antitrust Regulations. Each of the Company and Parent shall furnish to each other’s counsel such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under any Other Antitrust Regulations. Parent and Seller shall each be responsible for 50% of all filing fees and local counsel fees payable in connection with the filings described in the first two (2) sentences of this Section 10.04(a). Neither Parent, the Company, nor any of their respective Affiliates shall enter into any agreement with any Governmental Body or extend any waiting period under any Other Antitrust Regulations without the consent of the other parties hereto (such consents shall not be unreasonably conditioned, delayed, or withheld).

(b) The Company and Parent shall: (i) use their reasonable best efforts to promptly obtain any clearance required under any Other Antitrust Regulations for the consummation of this Agreement and the transactions contemplated hereby; (ii) keep each other apprised of the status of any material communications with, and any material inquiries or requests for additional information from any Governmental Body; and (iii) comply promptly with any such material inquiry or request and supply to any Governmental Body without undue delay any additional information requested. Parent agrees to take (and cause its controlled Affiliates to take) any and all steps necessary to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Body or any other Person so as to enable the parties hereto to expeditiously close the transactions contemplated hereby including (1) consenting to any divestiture of assets, categories of assets or businesses of the Company and its Subsidiaries, after the consummation of the transactions contemplated by this Agreement, in order to obtain clearance from any Governmental Body (a “Remedy Action”); provided, that, notwithstanding anything to the contrary contained in this Agreement, Parent and its controlled Affiliates shall not be required to propose, offer, negotiate, accept, agree to, or commit to any Remedy Action if such Remedy Action, individually or together with any other proposed or required Remedy Actions, would (x) adversely affect the business of Parent or its controlled Affiliates in any material respect or the business of the Company or its Subsidiaries in any material respect, or (y) materially reduce or materially impair the benefits or advantages that Parent or its controlled Affiliates reasonably expect to obtain from consummating the transactions contemplated by this Agreement (clauses (x) and (y), a “Burdensome Action”), and (2) at the reasonable request of the Company, Parent and its controlled Affiliates shall use reasonable best efforts to oppose or defend through litigation (on its merits), administratively or in court, any ruling, order, or other action of any Governmental Body or any other Person, that seeks to prevent, prohibit, impede, interfere with, or delay the consummation of the transactions contemplated by this Agreement; provided, such obligation to litigate will not constitute a Burdensome Action. Prior to the Closing, Parent shall not, and shall cause its controlled Affiliates not to, undertake or consummate any other transaction under consideration by Parent (or its Affiliates), that would reasonably be expected to prevent or delay any filings or approvals required under Other Antitrust Regulations. In addition to the foregoing, subject to the terms and conditions of this Agreement, Parent shall not (and shall cause its controlled Affiliates not to) take or fail to take any action that is intended to prevent, impair, materially delay or otherwise adversely affect (A) the consummation of the transactions contemplated hereby, including (w) imposing any delay in the obtaining of, or materially increasing the risk of not obtaining, any authorization, consent, order, declaration or approval of any Governmental Body necessary to consummate the transactions contemplated hereby or the expiration or termination of any applicable waiting period, (x) increasing the risk of any Governmental Body entering an order prohibiting the consummation of the transactions contemplated hereby, (y) increasing the risk of not being able to remove any such order on appeal or otherwise, or (z) delaying or preventing the consummation of the transactions contemplated hereby or (B) the ability of such party to fully perform its obligations pursuant to this Agreement.

(c) The parties hereto shall instruct their respective counsel to cooperate with each other and use reasonable best efforts to facilitate and expedite the identification and resolution of any issues arising under any Other Antitrust Regulations at the earliest practicable dates. Such reasonable best efforts and cooperation include counsel’s undertaking (i) to keep each other reasonably informed of material communications from and to personnel of the reviewing Governmental Bodies, and (ii) to confer with each other regarding appropriate contacts with and response to personnel of such Governmental Bodies and the content of any such contacts or presentations. Neither the Company nor Parent shall participate in any meeting or material discussion with any Governmental Body with respect to any such filings, applications, investigation, or other inquiry without giving the other party prior written notice of the meeting or discussion and, to the extent permitted by the relevant Governmental Body, the opportunity to attend and participate in such meeting or discussion (which, at the request of either Parent or the Company, shall be limited to outside antitrust counsel only). The Company and Parent shall each approve (such approval not to be unreasonably withheld, conditioned or delayed) the content of any filings (as contemplated by Section 10.04(a)), material communications, presentations, white papers or other written materials to be submitted to any Governmental Body in advance of any such submission, provided that such materials may be redacted to (A) remove references to commercially or competitively-sensitive information, and (B) address reasonable attorney-client privilege or confidentiality concerns.

(d) Except as otherwise expressly provided in this Agreement, each of Parent, Purchaser and Merger Sub, with the reasonable cooperation of Seller and the Company shall use its reasonable best efforts to, as promptly as practicable following the execution of this Agreement, (i) take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable under any applicable Law, regulation or otherwise to consummate the transactions contemplated hereby, (ii) obtain from or provide to any Governmental Body or any other Person all consents, licenses, permits, waivers, approvals, authorizations, notices or orders required to be obtained or made by such party or any of its Affiliates or Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (iii) make all necessary filings, and thereafter make any other required submission, with respect to this Agreement and the transactions contemplated hereby, required under applicable Law or regulation.

ARTICLE XI

NO SURVIVAL OR CLAIMS FOR REPRESENTATIONS, WARRANTIES, OR PRE-CLOSING COVENANTS

11.01 Survival. None of the representations or warranties set forth in Article IV, Article V or Article VI or in any Ancillary Agreement shall survive the Closing and each such representation and warranty shall terminate on and as of the Closing, and no claims may be brought with respect to such representations or warranties from or after the Closing. None of the covenants in this Agreement to the extent required to be performed prior to the Closing shall survive the Closing and each such covenant shall terminate on and as of the Closing, and no claims may be brought with respect to such covenants from or after the Closing. All other covenants which are to be performed at or after the Closing shall survive for the time periods specified therein and shall terminate once such covenants are fully performed. Notwithstanding anything contained herein to the contrary, nothing in this Section 11.01 shall be construed to modify, limit or supersede Section 9.02 and nothing herein shall preclude any claims for Fraud.

11.02 Exclusive Remedy. From and after (a) the date hereof until the Closing, (1) Parent’s, Purchaser’s and Merger Sub’s (collectively, the “Parent Releasors”) and their respective Non-Recourse Parties’ sole and exclusive remedy against the Company and its Subsidiaries, Seller and each of their respective Non-Recourse Parties (collectively, the “Parent Releasees”), on the one hand, and (2) Seller’s and the Company’s (collectively, the “Seller Releasors”) and their respective Non-Recourse Parties’ sole and exclusive remedy against the Parent, Purchaser, Merger Sub and each of their respective Non-Recourse Parties (collectively, the “Seller Releasees”), on the other hand, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in Contract or tort, or whether at law or in equity, or otherwise, shall be solely pursuant to the provisions of Section 9.01 or Section 13.18 in accordance with the terms hereof, and (b) the Closing, (1) Parent Releasors’ and their respective Non-Recourse Parties’ sole and exclusive remedy against the Parent Releasees, on the one hand, and (2) Seller Releasors’ and their respective Non-Recourse Parties’ sole and exclusive remedy against Seller Releasees, on the other hand, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed (whether sounding in Contract or tort, or whether at law or in equity, on public policy grounds, under any Law (including under securities Laws or RICO), on the basis of “unjust enrichment” or otherwise), shall be solely and exclusively for breach of any agreement or covenant herein expressly surviving, and requiring performance at or after, the Closing to the extent provided in Section 11.01. In furtherance of the foregoing, the Parent Releasors, on the one hand, and the Seller Releasors, on the other hand, hereby waives and releases to the fullest extent permitted under applicable Law, the Parent Releasees and Seller Releasees, as applicable, whether in any individual, corporate or any other capacity, from and against any and all other rights, claims and causes of action it may have against the Parent Releasees or the Seller Releasees, as applicable, relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby (including relating to any exhibit, Schedule or document delivered hereunder), regardless of the legal theory under which right, claim or cause of action may arise (whether sounding in Contract or tort, or whether at law or in equity, on public policy grounds, under any Law (including under securities Laws or RICO), on the basis of “unjust enrichment” or otherwise) and including any rights to rescission of the transactions contemplated hereby, other than claims for breach of any agreement or covenant herein expressly surviving, and requiring performance at or after, the Closing to the extent provided in Section 11.01. The limits imposed on each party’s and its Non-Recourse Parties’ remedies with respect to this Agreement and the transactions contemplated hereby (including this Section 11.02) were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid to Seller hereunder. None of the Parent Releasors or any of their Non-Recourse Parties, on the one hand, or the Seller Releasors or any of their Non-Recourse Parties, on the other hand, may avoid the limitations on liability set forth in this Agreement by seeking damages for breach of Contract, tort or pursuant to any other theory of liability. Nothing in this Section 11.02 shall limit a party’s right to (i) seek specific performance of the other parties’ obligations hereunder in accordance with Section 13.18 or (ii) bring a claim (and, if successful, recover damages) for Fraud to the extent such Fraud cannot be waived as a matter of Delaware public policy with respect to Contracts as contemplated by Abry Partners V, L.P. v. F&W Acquisition LLC, 891 A.2d 1032 (Del. Ch. 2006).

ARTICLE XII

TAX MATTERS

12.01 Allocation of Certain Taxes. For purposes of this Agreement, including for purposes of determining Indebtedness, Closing Working Capital, the liability for Taxes of the Company and its Subsidiaries for any Pre-Closing Tax Period ending on the Closing Date and the portion of any Straddle Period ending on the Closing Date shall be (a) in the case of any Taxes of the Company and its Subsidiaries other than those described in clause (b), determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any “controlled foreign corporation” within the meaning of Section 957 of the Code or any partnership or other pass-through entity (for the avoidance of doubt, not including any entity that is disregarded as separate from its owner for U.S. federal income tax purposes) in which the Company or any of its Subsidiaries holds a beneficial interest shall be deemed to terminate at such time, and Sections 706(a), 951 and 951A shall be applied accordingly) and (b) in the case of any property or similar ad valorem Taxes of the Company and its Subsidiaries imposed on a periodic basis, determined on a per diem basis; provided, that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on the Closing Date and the portion of the Straddle Period beginning after the Closing Date in proportion to the number of days in each such period.

12.02 Pre-Closing Tax Returns. To the extent that any Tax Returns of the Company or its Subsidiaries that are due after the Closing Date would, if the amounts shown as due thereon were included in the determination of Closing Equity Proceeds, reasonably be expected to decrease the amount of the Closing Equity Proceeds prior to the finalization thereof, Parent shall prepare and file or cause to be prepared and filed such Tax Returns on a basis consistent with the past customs, practices and accounting methods of prior similar Tax Returns of the Company and its Subsidiaries (including applicable methods and elections) for the immediately preceding taxable period, unless otherwise required by applicable Law or this Agreement. Prior to the Finalization Date, with respect to any such Tax Return that is a Tax Return for Income Taxes or other Tax Return showing a material liability for Taxes, Parent shall provide a draft of each such Tax Return to Seller prior to filing for Seller’s review and comment at least twenty (20) days (or in the case of any Tax Return for non-Income Taxes, as soon as reasonably practicable) prior to the date on which such Tax Return is required to be filed (taking into account applicable extensions) and shall consider in good faith any reasonable comments provided by Seller in writing at least ten (10) days before the date on which such Tax Return is due to be filed (taking into account any extensions). Without the prior written consent of Seller (not to be unreasonably withheld, conditioned or delayed), the parties hereto agree that (a) the Transaction Tax Deductions shall, to the fullest extent permitted by applicable Law, be reflected on such applicable Tax Returns and (b) Parent shall, or shall cause the Company and its Subsidiaries to, (i) make the election pursuant to Revenue Procedure 2011-29, 2011-18 IRB 746, such that seventy percent (70%) of any success-based fees will be deductible for U.S. federal and applicable state or local income tax purposes and shall be included in the calculation of Transaction Tax Deductions, and (ii) not elect to waive any carryback of net operating losses under Section 172(b)(3) of the Code (or any analogous or similar state, local, or non-U.S. law) on any Tax Return to the extent such net operating losses arose in a Pre-Closing Tax Period; provided, that Seller shall not withhold their written consent for Parent to file any Tax Returns inconsistently with the foregoing so long as the Closing Equity Proceeds as finally determined are calculated by assuming such reporting positions described in the foregoing are taken.

12.03 Cooperation on Tax Matters. Following the Closing, Parent and the Company and any of its Subsidiaries, on the one hand, and Seller, on the other hand, and their respective Affiliates shall reasonably cooperate, at the requesting party’s cost, in the preparation and review of all Tax Returns for any Tax periods and the conduct of any Tax Proceeding, in each case to the extent relating to the Company and its Subsidiaries. Such cooperation shall include the retention and, upon the other party’s reasonable request and in accordance with the terms of Section 8.01, furnishing prior years’ Tax Returns of the Company or any of its Subsidiaries or return preparation packages containing information relevant to the preparation of such Tax Returns and making employees and representatives reasonably available for discussion of such Tax matters.

12.04 Certain Post-Closing Actions. Prior to the Finalization Date, without Seller’s prior written consent (not to be unreasonably withheld, conditioned or delayed), Parent shall not, and shall not permit the Company or any of its Subsidiaries to (a) file (other than pursuant to Section 12.02), amend or otherwise modify any Tax Return of the Company or any of its Subsidiaries relating to a Pre-Closing Tax Period, (b) make any election with respect to the Company or any of its Subsidiaries with respect to, or that has retroactive effect to, any Pre-Closing Tax Period, (c) initiate any voluntary disclosure or similar process with respect to Taxes of the Company or any of its Subsidiaries with respect to any Pre-Closing Tax Period, or (d) settle any Tax Proceeding in respect of a material Tax liability of the Company or any of its Subsidiaries in respect of a Pre-Closing Tax Period or Straddle Period, in each case, if such action could reasonably be expected to decrease the Closing Equity Proceeds prior to the finalization thereof; provided, that Seller shall not withhold their written consent for Parent to take any of the foregoing actions to the extent that the Closing Equity Proceeds as finally determined are calculated by assuming such action was not taken.

12.05 Transfer Taxes. At Closing or, if due thereafter, promptly when due all transfer, property, documentary, sales, use, stamp, registration and other similar taxes, and all conveyance fees, recording charges and other similar fees and charges (together with any penalties, interest, or additions with respect to any such Tax) applicable to, arising out of or imposed upon the transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid or caused to be paid by Parent; provided, fifty percent (50%) of any such Transfer Taxes shall be included as a Transaction Expense. Parent shall prepare and file or cause to be prepared and filed any related Tax Return with respect to such Transfer Taxes, and Seller shall cooperate reasonably in the preparation of such Tax Returns. Notwithstanding anything to the contrary, Transfer Taxes shall not include any such Taxes, fees and charges based on or measured by income, profits or gain.

12.06 Section 336 and Section 338 of the Code. No party to this Agreement shall make an election under Section 336 or Section 338 of the Code (or any similar provision under state, local, or non-U.S. Law) with respect to the transactions contemplated by this Agreement.

12.07 FIRPTA Certificate. The Company shall provide a certificate, dated as of the Closing Date and sworn under penalty of perjury, in the form of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c), certifying that the Company is not a United States real property holding corporation and a notice to be mailed by Parent (together with a copy of the certificate) to the IRS in accordance with Treasury Regulation Section 1.897-2(h)(2).

12.08 No Intermediary Transaction Tax Shelter. Parent shall not take any action or cause any action to be taken with respect to the Company or any of its Subsidiaries that would cause the transactions contemplated by this Agreement to constitute part of a transaction that is the same as, or substantially similar to, the “Intermediary Transaction Tax Shelter” described in IRS Notice 2001-16, 2001 1 C.B. 730, IRS Notice 2008 20 I.R.B. 2008 6 (January 17, 2008), and IRS Notice 2008-111 I.R.B. 1299 (December 1, 2008).

12.09 Consolidated Group Matters. Without Seller’s prior written consent (not to be unreasonably withheld, conditioned or delayed) to any inconsistent action, (a) Parent will elect to file a consolidated return with the applicable Subsidiaries of the Company such that the taxable year of the applicable Subsidiaries of the Company will end on the Closing Date for U.S. federal income Tax purposes (and, to the maximum extent permitted by applicable Law, state and local income Tax purposes); (b) all U.S. federal income Tax Returns (and, to the maximum extent permitted by applicable Law, applicable state and local income Tax Returns) of Parent and its Affiliates (including the applicable Subsidiaries of the Company) shall be filed in a manner consistent with the foregoing; (c) the U.S. federal income Tax Return of the applicable Subsidiaries of the Company for such taxable period ending on the Closing Date shall be prepared in accordance with Treasury Regulations Section 1.1502-76(b)(1)(ii); (d) none of Parent or the applicable Subsidiaries of the Company or any of their respective Affiliates shall make a ratable allocation election under Treasury Regulations Section 1.1502-76(b)(2) or any analogous provision of state, local or non-U.S. Law; and (e) in accordance with Treasury Regulations Section 1.1502-76 and any analogous provision of state, local or non-U.S. Law, any Taxes arising out of, relating to, or resulting from any transactions or actions engaged in by any applicable Subsidiary of the Company not in the ordinary course of business or taken by or at the direction of Parent or any Affiliate thereof that occur on the Closing Date but after the Closing shall be allocable to the taxable period (or portion thereof) beginning after the Closing Date; provided, that Seller shall not withhold their prior written consent for Parent to file any Tax Returns inconsistently with the foregoing so long as the Closing Equity Proceeds as finally determined are calculated by assuming such reporting positions described in the foregoing are taken.

12.10 Tax Treatment. For U.S. federal income tax purposes (and for purposes of any applicable state or local income Tax), the parties hereto intend and agree that (i) the First Merger and the Second Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder (the “Intended Income Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), to which Parent, Purchaser, Merger Sub and the Company are parties under Section 368(b) of the Code. The parties will prepare and file all income Tax Returns consistent with the Intended Income Tax Treatment and will not take any inconsistent position on any income Tax Return or during the course of any audit, litigation or other proceeding with respect to income Taxes, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code (or a similar provision of applicable state or local Law) or a change in applicable Law. Each of the parties agrees to promptly notify all other parties in writing of any challenge to the Intended Income Tax Treatment by any Governmental Body (with such notice including a copy of any such challenge). No party hereto shall take or cause to be taken any action, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the First Merger and Second Merger, taken together, from so qualifying for the Intended Income Tax Treatment.

12.11 Miscellaneous. Notwithstanding anything herein to the contrary, the obligations of Parent and its Affiliates (including the Company and its Subsidiaries) and the rights of Seller under Sections 12.02, 12.04 and 12.09 shall terminate on the Finalization Date.

ARTICLE XIII

MISCELLANEOUS

13.01 Press Releases and Communications. No press release or public announcement related to this Agreement or the transactions contemplated herein, or, prior to the Closing, any other announcement or communication to the employees, customers, suppliers or other business relations of the Company or any of its Subsidiaries, shall be issued or made without the joint approval of Parent and Seller (such approval not to be unreasonably withheld, conditioned or delayed), unless required by Law (in the reasonable opinion of counsel) in which case Parent and Seller shall have the right to review and comment on such press release or announcement prior to publication and Parent and Seller shall consider in good faith any such comments received; provided, that Seller shall be entitled to communicate with and may disclose the terms and the existence of this Agreement and the transactions contemplated herein to its direct and indirect equityholders, as applicable, in order that such Persons may provide information about the subject matter of this Agreement and the transactions contemplated herein to their respective investors and prospective investors (provided such investors are subject to customary confidentiality agreements) in connection with their ordinary course fundraising and reporting activities, and following the consummation of the transactions contemplated herein, Seller and its Affiliates shall retain the right to disclose the Company’s and its Subsidiaries’ historical sales and earnings information for the period during which the Company was owned by Seller so long as such disclosures are consistent with the financial information included in the Proxy Statement or any subsequent filings by Parent with the SEC, in each case, in connection with any ordinary course fundraising and reporting activities. For the avoidance of doubt, each party hereto may make announcements to their respective employees or other business relations that are not inconsistent in any material respects with the parties’ prior public disclosures regarding the transactions contemplated by this Agreement. Nothing contained herein shall restrict or prohibit Parent (or any of its Affiliates or its and their respective representatives) from making any announcements or communications regarding the transactions contemplated herein, including filing this Agreement or any Ancillary Agreement publicly with any Governmental Body, if such announcement or communication (including filing) is required by applicable securities Law or pursuant to any listing agreement with or rules of any national securities exchange or association.

13.02 Expenses. Whether or not the Closing takes place, except as otherwise provided herein, all fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses, and travel, lodging, entertainment and associated expenses) incurred in connection with the negotiation and performance of this Agreement, the Seller Documents, the Company Documents, and the Parent Documents, and the consummation of the transactions contemplated hereby and thereby (a) by the Company and its Subsidiaries shall be paid by Seller or, prior to the Closing, by the Company and its Subsidiaries, or (b) by Parent, Parent or Merger Sub shall be paid by Parent. For the avoidance of doubt, the expenses for which the Company (but not, for the avoidance of doubt, the Final Surviving Company) is responsible pursuant to this Section 13.02 are and shall be Transaction Expenses to the extent not paid prior to the Closing.

13.03 Notices. Except as otherwise expressly provided herein, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day (except if not a Business Day, then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties hereto at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

Notices to Parent, Purchaser, Merger Sub and, following the Closing, the Final Surviving Company:

BIGBEAR.AI HOLDINGS, INC.

6811 Benjamin Franklin Dr. Suite 200

Columbia, MD 21046

Attention:  Mandy Long; Carolyn Blankenship

Email:   mandy.long@bigbear.ai; carolyn.blankenship@bigbear.ai

with a mandatory copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020-4834

Attention: Peter Harwich; Leah Sauter

Email: peter.harwich@lw.com; leah.sauter@lw.com

Notices to Seller and, prior to the Closing, the Company:

Pangiam Ultimate Holdings, LLC

c/o AE Industrial Partners, LP

6700 Broken Sound Parkway NW

Boca Raton, Florida 33487

Attention:  Bryan McElwee, Michael Greene and Kirk Konert

Email:   bmcelwee@aeroequity.com

 mgreene@aeroequity.com

 kkonert@aeroequity.com

with a mandatory copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

98 SE 7th St Fl 7

Miami, Florida 33131

Attention:  Jeremy S. Liss, P.C. and Matthew S. Arenson, P.C.

Email:   jeremy.liss@kirkland.com

  matthew.arenson@kirkland.com

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention:  Dan Hoppe, Alexander M. Schwartz and Andrew Struckmeyer

Email:   dan.hoppe@kirkland.com

  alexander.schwartz@kirkland.com

  andrew.struckmeyer@kirkland.com

13.04 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by either Parent, Purchaser or Merger Sub, on the one hand, or the Company or Seller, on the other hand, without the prior written consent of the other parties hereto; provided, that, at or following the Closing, each of Parent and the Company may assign their respective rights under this Agreement to their lenders as collateral security for their obligations under any of their secured debt financing arrangements; provided, further, that, Parent, Purchaser or Merger Sub may (a) assign their respective rights under this Agreement, in whole or in part, to an Affiliate or (b) assign their respective rights under this Agreement in connection with any sale, merger, consolidation, change of control or other business combination involving, Parent, the Surviving Company or any of their respective Subsidiaries, but in the case of clause (a) and (b) no such assignment will relieve Parent, Purchaser, Merger Sub or the Surviving Company of their obligations under this Agreement.

13.05 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13.06 Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. The parties hereto hereby agree that time is of the essence with respect to the performance of each of the parties’ obligations under this Agreement. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement, the Disclosure Schedules or exhibits is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the ordinary course of business, and no party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement, the Disclosure Schedules, or exhibits in any dispute or controversy between the parties hereto as to whether any obligation, item or matter not set forth or included in this Agreement, the Disclosure Schedules, or exhibits is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business for purposes of this Agreement. In addition, matters reflected in the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. The Disclosure Schedules have been arranged for purposes of convenience in separate sections corresponding to the sections of Article I, Article II, Article IV, Article V, Article VI and Article VII; provided, that information disclosed on one section of the Disclosure Schedules shall be deemed to be disclosed on another section of the Disclosure Schedules or be deemed to be an exception to another representation and warranty in Article IV, Article V or Article VI, in each case, if the relevance of such information to such other section of the Disclosure Schedules is reasonably apparent on its face. Capitalized terms used in the Disclosure Schedules and not otherwise defined therein have the meanings given to them in this Agreement. The information contained in this Agreement, in the Disclosure Schedules, and exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including any violation of Law or breach of Contract).

13.07 Amendment and Waiver. Except as provided herein, any provision of this Agreement or the Disclosure Schedules or exhibits hereto may be amended or waived only in a writing signed by Seller, the Company (or, following the Closing, the Final Surviving Company) and Parent. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

13.08 Complete Agreement. This Agreement, the Ancillary Agreements and the other agreements, instruments, and documents contemplated hereby or executed in connection herewith (including the Confidentiality Agreement) contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties hereto, written or oral, which may have related to the subject matter hereof in any way, including any letter of intent. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, the terms and provisions of the execution version of this Agreement will control and prior drafts of this Agreement and the documents referenced herein will not be considered or analyzed for any purpose (including in support of parol evidence proffered by any Person in connection with this Agreement) and will be deemed not to provide any evidence as to the meaning of the provisions hereof or the intent of the parties hereto.

13.09 Third Party Beneficiaries. Section 8.02 shall be enforceable by each of the current and former officers, directors or similar functionaries of the Company and its Subsidiaries and his or her heirs and representatives, and Section 13.14 shall be enforceable by K&E. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement to any Person other than (a) the parties to this Agreement, (b) for purposes of Section 8.02, each of the current and former officers, directors or similar functionaries of the Company and its Subsidiaries and his or her heirs and representatives, and (c) for purposes of Section 13.14, K&E.

13.10 Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in two (2) or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by.pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or to any signed agreement or instrument entered into in connection with this Agreement, or any amendments hereto or thereto, shall re-execute the original form of this Agreement, or the applicable signed agreement, instrument or amendment, and deliver such form to all other parties hereto or thereto. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a Contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining a party’s intent or the effectiveness of such signature.

13.11 GOVERNING LAW; CHOICE OF LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE SCHEDULES ATTACHED HERETO AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED HEREUNDER SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. ANY AND ALL ACTIONS AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR STATUTE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, INCLUDING ITS STATUTES OF LIMITATIONS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN), WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OR STATUTE OF LIMITATIONS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE.

13.12 Arbitration; WAIVER OF JURY TRIAL.

(a) Except for disputes, controversies or claims arising under Section 2.04 (which will be resolved in accordance with the dispute resolution provisions set forth therein), for other claims seeking specific performance or injunctive relief (for which the provisions of Section 13.18 will be applicable) or as otherwise explicitly set forth in an Ancillary Agreement, all disputes, controversies or claims arising out of or relating to this Agreement or the transactions contemplated hereby (whether in Contract, tort, equity or otherwise), including the arbitrability of any dispute or controversy that cannot be settled by mutual agreement will be finally settled by binding arbitration appointed in accordance with the JAMS Comprehensive Arbitration Rules & Procedures then in effect (“JAMS”) and this Section 13.12; provided, that, each participant, witness, attorney, accountant and arbitrator in such dispute may participate by electronic participation and any documentary evidence may be submitted electronically solely to the extent such participation or provision of evidence is permitted by the rules and procedures of JAMS. The arbitration shall be conducted in accordance with JAMS, except that the parties hereto agree that each party shall have the same rights and obligations with respect to discovery as such party would have under the then-current Federal Rules of Evidence. Any party hereto aggrieved will deliver a notice to the other party setting forth the specific points in dispute. Any points remaining in dispute twenty (20) days after the giving of such notice may, upon ten (10) days’ notice to the other party, be submitted to JAMS arbitration conducted before a panel of three (3) arbitrators in New York, New York (provided, that if the arbitrators determine in their reasonable discretion that an arbitration cannot be conducted in-person in such location due to COVID-19 Measures or otherwise without jeopardizing the health and safety of the parties or the arbitrators, then the arbitration may be conducted either in an alternative location or via telephonic or video conference, as determined by the arbitrators in their reasonable discretion). Parent and Seller will each appoint one (1) arbitrator (the “Party-Appointed Arbitrators”) and the Party-Appointed Arbitrators will appoint the third and presiding arbitrator within fourteen (14) days of the appointment of the second arbitrator; provided, that, any arbitrator not timely appointed herein will be appointed in accordance with the JAMS upon the written demand of any party to the dispute. The arbitrators may enter a default decision against any party that fails to participate in the arbitration proceedings. The parties hereto agree that they shall participate in the arbitration in good faith and, unless otherwise provided in this Agreement, they shall share equally in all administrative costs and arbitrators’ fees associated with the arbitration. Each party shall bear its own attorneys’ fees and costs associated with the arbitration, unless the other party is ordered to pay such reasonable costs and expenses or as otherwise provided pursuant to Section 13.13. The arbitrator shall apply Delaware Law without reference to conflicts or choice of law principles that would result in the application of the laws of another jurisdiction.

(b) The decision of the arbitrators on the points in dispute will be in writing, with sufficient detail and explanation, and will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The arbitrators will only be authorized to interpret the provisions of this Agreement, and will not amend, change or add to any such provisions, unless any provision is found to be unenforceable, in which case the arbitrator may sever it in accordance with the terms of Section 13.05 hereof. The parties hereto agree that this provision has been adopted by the parties to rapidly and inexpensively resolve any disputes between them and that this provision will be grounds for dismissal of any court action commenced by any party with respect to this Agreement (other than disputes, controversies or claims arising under Section 2.04 (which will be resolved in accordance with the dispute resolution provisions set forth therein) or other claims seeking injunctive relief (for which the provisions of Section 13.18 will be applicable)). In the event that any court determines that this arbitration procedure is not binding, or otherwise allows any litigation regarding a dispute, claim, or controversy covered by this Agreement to proceed, the parties hereto hereby waive any and all right to a trial by jury in or with respect to such litigation.

(c) The parties hereto and the arbitrators will keep confidential, and will not disclose to any person, except the parties’ advisors and legal representatives, or as may be required by Law, the existence of any controversy under this Section 13.12, the referral of any such controversy to arbitration or the status or resolution thereof.

(d) The parties hereto may seek any interim or conservatory relief, including an injunction or injunctions to prevent breaches of this Agreement in the Court of Chancery of the State of Delaware; provided, however, that if such court does not have jurisdiction over any such action or proceeding, such action or proceeding will be heard and determined exclusively in any Delaware state or federal court sitting in the City of Wilmington, Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. The application of a party to an above-mentioned judicial authority for such measures or for the implementation of any such measures ordered by an arbitral tribunal will not be deemed to be an infringement or a waiver of this Section 13.12 and will not affect the relevant powers reserved to the arbitral tribunal.

(e) Each party hereby irrevocably consents to the service of process by registered mail or personal service.

(f) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY SEEKING EQUITABLE RELIEF).

13.13 Prevailing Party. Except as otherwise provided in Section 2.04, in any dispute arising out of or related to this Agreement (including, for the avoidance of doubt, any dispute arbitrated under Section 13.12), any of the exhibits or schedules hereto, or any Ancillary Agreement, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Agreement, any of the exhibits or schedules hereto, or any Ancillary Agreement and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage on an equitable basis of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Agreement, any of the exhibits or schedules hereto, or any Ancillary Agreement; provided that, notwithstanding the foregoing, no prevailing party in any such action shall be entitled to an award of attorneys’ fees based on any contingent, “success fee” or similar arrangement.

13.14 Legal Representation. Following consummation of the transactions contemplated hereby, the Company’s and its Subsidiaries’ current and former legal counsel (including Kirkland & Ellis LLP (“K&E”)) may serve as counsel to each and any of Seller and its Non-Recourse Parties, in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the transactions contemplated by this Agreement notwithstanding such representation or any continued representation of any other Person (including Seller and its Affiliates), and each of the parties hereto (on behalf of itself and each of its Non-Recourse Parties) consents thereto and waives any conflict of interest arising therefrom. The decision to represent any of Seller and its Non-Recourse Parties shall be solely that of K&E. Any attorney-client privilege, work product protection or expectation of confidentiality arising out of or as a result of K&E’s representing of the Company or any of its Subsidiaries in any matter relating in any way to Seller, AE Industrial Partners, LP and their respective Affiliates or in connection with the transactions contemplated by this Agreement (collectively, the “Privileges”) shall survive the Closing and shall remain in full force and effect; provided, that notwithstanding anything to the contrary in this Agreement or any Company Document, the Privileges and all information, data, documents or communications, in any format and by whomever possessed, covered by or subject to any of the Privileges (collectively, “Privileged Materials”) shall, from and after the Closing, automatically be assigned and exclusively belong to, and be controlled by, Seller. For the avoidance of doubt, as to any Privileged Materials, Parent and the Company (including, after the Closing, the Final Surviving Company), together with any of their respective Affiliates, successors or assigns, agree that no such party may use or rely on any of the Privileged Materials in any action or claim against or involving any of the parties hereto or any of their respective Non-Recourse Parties after the Closing, and Seller, AE Industrial Partners, LP and their respective Affiliates shall have the right to assert any of the Privileges against the Company (including, after the Closing, the Final Surviving Company) and its Subsidiaries. Parent further agrees that, on its own behalf and on behalf of its Subsidiaries (including, following the Closing, the Final Surviving Company), K&E’s retention by the Final Surviving Company or any of its Subsidiaries shall be deemed completed and terminated without any further action by any Person effective as of the Closing. The Final Surviving Company shall cause each of its future direct and indirect Subsidiaries and its and their successors and assigns that are not signatories to this Agreement to fulfill and comply with the terms of this Section 13.14 and take any and all other steps necessary to effect the agreements in this Section 13.14. Notwithstanding the foregoing, in the event that a dispute arises between the Parent or the Company and a third party (other than a party to this Agreement or any of their respective Affiliates) after the Closing, the Final Surviving Company may assert the attorney-client privilege to prevent disclosure of confidential communications by K&E to such third party. In the event the Parent or the Final Surviving Company is legally required or requested by any Governmental Body to access or obtain a copy of all or a portion of the Privileged Materials, the Parent or the Final Surviving Company, as applicable, shall be entitled to access or obtain a copy of and disclose the Privileged Materials to the extent necessary to comply with any such legal requirement or request; provided that the Parent shall promptly notify the Seller in writing (prior to the disclosure by the Parent or the Final Surviving Company, as applicable, of any Privileged Materials to the extent reasonably practicable) so that the Seller can seek a protective order and the Parent agrees to use commercially reasonable efforts (at the sole cost and expense of the Seller) to assist therewith.

13.15 Non-Recourse Parties. Notwithstanding any provision of this Agreement or otherwise, the parties to this Agreement agree that no Non-Recourse Party of a party to this Agreement shall have any liability relating to this Agreement or any of the transactions contemplated herein except to the extent agreed to in writing by such Non-Recourse Party.

13.16 Deliveries to Parent. Parent agrees and acknowledges that all documents or other items delivered in writing (including by electronic mail) to Parent or its representatives in connection with the transactions contemplated by this Agreement or uploaded and made available in the online “data room” hosted by Datasite for Project Atom, in each case, on or before the date that is one (1) Business Day prior to the date hereof shall be deemed to have been delivered, provided or made available to Parent or its representatives for all purposes hereunder.

13.17 Conflict Between Transaction Documents. The parties hereto agree and acknowledge that to the extent any terms and provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition or provision of any other agreement, document or instrument contemplated hereby, this Agreement shall govern and control.

13.18 Specific Performance.

(a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or legal remedies would not be an adequate remedy for any such damages. Therefore, it is accordingly agreed that each party shall be entitled to enforce specifically the terms and provisions of this Agreement, or to enforce compliance with, the covenants and obligations of any other party, in any court of competent jurisdiction, and appropriate injunctive relief shall be granted in connection therewith, and no party shall assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, nor that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Any party seeking an injunction, a decree or order of specific performance shall not be required to provide any bond or other security in connection therewith and any such remedy shall be in addition and not in substitution for any other remedy to which such party is entitled at law or in equity. No party pursuing an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13.18 will be required to provide any bond or other security in connection therewith, and each party hereby waives any requirement under Law to post a bond, undertaking or other security as a prerequisite to obtaining equitable relief. The remedies available to the parties pursuant to this Section 13.18 will be in addition to any other remedy to which they were entitled at law or in equity.

(b) If, before the Outside Date, any party hereto brings any action to enforce specifically the performance of the terms and provisions hereof by any other party, then the Outside Date will automatically be extended (i) for the period during which such action is pending and until such action has been finally resolved by a non-appealable ruling by an arbitrator or court of competent jurisdiction in accordance with the terms hereof, plus ten (10) Business Days, or (ii) by such greater time period established by the court or arbitrator presiding over such action, as the case may be.

13.19 Relationship of the Parties. Nothing in this Agreement shall be deemed to constitute the parties hereto as joint venturers, alter egos, partners or participants in an unincorporated business or other separate entity, nor in any manner create any principal-agent, fiduciary or other special relationship between the parties hereto. No party shall have any duties (including fiduciary duties) towards any other party hereto except as specifically set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:

PANGIAM INTERMEDIATE HOLDINGS, LLC

By:	/s/ Kevin McAleenan
Name:	Kevin McAleenan
Its:	Chief Executive Officer

SELLER:

PANGIAM ULTIMATE HOLDINGS, LLC

By:	/s/ Kevin McAleenan
Name:	Kevin McAleenan
Its:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

PARENT:

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Amanda Long
Name:	Amanda Long
Its:	Chief Executive Officer

PURCHASER:

PANGIAM PURCHASER, LLC

BY: BIGBEAR.AI HOLDINGS, INC.
ITS: SOLE MEMBER

By:	/s/ Amanda Long
Name:	Amanda Long
Its:	Chief Executive Officer

MERGER SUB:

PANGIAM MERGER SUB, INC.

BY: BIGBEAR.AI HOLDINGS, INC.
ITS: SOLE MEMBER

By:	/s/ Amanda Long
Name:	Amanda Long
Its:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

Exhibit 10.1

BUSINESS COVENANTS AGREEMENT

This BUSINESS COVENANTS AGREEMENT (this “Agreement”) is made and entered into as of November 4, 2023, by and among AE Industrial Partners, LP, a Delaware limited partnership (f/k/a AE Industrial Partners, LLC) (“AE Industrial Consultant”), AE Industrial Operating Partners, LLC, a Delaware limited liability company (“AE Operating Consultant”, and together with the AE Industrial Consultant, each a “Consultant” and collectively “AE”), and BigBear.ai Holdings, Inc., a Delaware corporation (“Parent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement (as defined below).

WHEREAS, on the date hereof, Pangiam Ultimate Holdings, LLC, a Delaware limited liability company (“Seller”), Pangiam Intermediate Holdings, LLC, a Delaware limited liability company (the “Company”), Parent, Pangiam Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Pangiam Purchaser, LLC, a Delaware limited liability company (“Purchaser”), are entering into that certain Agreement and Plan of Mergers (the “Merger Agreement”), pursuant to which (i) Merger Sub will merge with and into the Company whereupon the Company will become a wholly owned subsidiary of Parent (the “First Merger”), and (ii) immediately following the First Merger, the Initial Surviving Company will merge with and into Purchaser whereupon the Purchaser will continue as a wholly owned subsidiary of Parent (collectively, the “Mergers”); and

WHEREAS, the parties hereto acknowledge and agree that AE will receive, directly or indirectly, substantial consideration in connection with the transactions contemplated by the Merger Agreement, and in consideration for the payments to be received by AE under the terms of the Merger Agreement and as a material inducement for Parent to enter into the Merger Agreement, AE has agreed to enter into this Agreement pursuant to which AE will agree to certain restrictive covenants, effective as of the Closing Date.

NOW, THEREFORE, the parties to this Agreement agree as follows:

1. For a period of two (2) years from and after the Closing Date (the “Restricted Period”), AE shall not, and AE shall not encourage or cause any of its controlled Affiliates to, directly or indirectly, (a) solicit or attempt to hire, any of the management-level employees of the Company or its Subsidiaries who were employed by the Company or its Subsidiaries at any time between six (6) months prior to the Closing Date and the Closing Date (collectively, the “Restricted Employees”), or (b) induce, attempt to persuade or intentionally encourage any of the Restricted Employees to leave his or her respective position of employment with Parent or any of its Affiliates (including, from and after the Closing, the Company and its Subsidiaries) (collectively, the “Company Parties”); provided that, nothing herein shall prohibit (w) soliciting or employing any individual who voluntarily terminates his or her employment with the Company or any of its Subsidiaries and whose employment has terminated for at least twelve (12) months prior to such solicitation or employment, (x) soliciting or employing any individual who is terminated by Parent or one of its Subsidiaries after the Closing without cause, (y) soliciting or employing Kevin McAleenan or (z) making any general solicitation for employees (including through the use of employment agencies) not specifically directed at the Restricted Employees.

2. During the Restricted Period, except as otherwise permitted by this Agreement or the Merger Agreement, or with the consent of Parent, AE shall not, and shall cause its Affiliates who have received, or who receive, Confidential Information from or on behalf of AE, not to, directly or indirectly, disclose, reveal, divulge or make accessible to any Person, any Confidential Information (as defined below); provided, that AE shall have no such obligation with respect to any Confidential Information if and to the extent (a) disclosure thereof is required by applicable Law, (b) disclosure of such Confidential Information is reasonably necessary to enforce or defend any of its rights, claims or causes of action under the Merger Agreement or otherwise relating to the transactions contemplated thereby or (c) disclosure of such Confidential Information to AE’s investors and prospective investors in funds affiliated with AE for ordinary course reporting or marketing purposes so long as such investors or prospective investors are bound by reasonable and customary confidentiality obligations (with confidentiality obligations no less stringent than those set forth in this Paragraph 2); provided, further, that in the case of the foregoing clause (a), in the event disclosure is required by applicable Law (including by request for information or documents in any legal proceeding, interrogatory, discovery requests, subpoena, civil investigative demand or similar process or otherwise), AE shall, to the extent practicable and legally permissible, provide Parent with prompt written notice of such requirement prior to making any such disclosure and use commercially reasonable efforts to preserve the confidentiality of the Confidential Information, including, without limitation, reasonably cooperating with Parent (at Parent’s sole cost and expense), to seek an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the Confidential Information. If, in the absence of a protective order or the receipt of a waiver under this Agreement, AE is nonetheless, upon advice of its counsel, compelled to disclose such Confidential Information to any Governmental Body, then AE may, disclose only such Confidential Information as is required by Law to be disclosed to such Governmental Body; provided that AE uses commercially reasonable efforts to obtain confidential treatment of any Confidential Information so disclosed. Notwithstanding anything contained herein to the contrary, with respect to any Confidential Information that constitutes a trade secret, the obligations hereunder shall survive until the longer of the Restricted Period and such time that such information is no longer deemed a trade secret. For purposes of this Agreement, “Confidential Information” means any information with respect to the Company or its Subsidiaries regarding their clients, customers, suppliers, vendors, distributors, resellers, licensees, licensors, methods of operation, products, prices, costs, technology, inventions, trade secrets, know-how, software, marketing methods, plans, personnel or other specialized information or proprietary matters. “Confidential Information” does not include information that (i) is generally available to the public on the date of this Agreement, (ii) becomes generally available to the public after the date hereof other than as a result of a disclosure that is prohibited hereunder, or (iii) AE can demonstrate was or is independently developed by AE after the date hereof without reference to or use of the Confidential Information. Parent acknowledges and agrees that (1) receipt of Confidential Information shall not be imputed to any Affiliate(s) of AE solely by virtue of the fact that any of the AE’s directors, managers, officers, members, and employees who may serve in a similar capacity for such Affiliate(s); provided, that, AE has not (x) provided such Persons with Confidential Information or (y) caused, directed or encouraged such Persons to act or not act based upon Confidential Information, (2) AE and certain of AE’s Affiliates are engaged in the business of private equity investing and may from time to time invest in entities that develop and utilize technologies, products or services that are similar to or competitive with those of the Company and its Subsidiaries, (3) in the ordinary course of AE’s and AE’s Affiliates’ business, they pursue,

2

acquire, invest in, manage and serve on the boards of companies that may be potential competitors to the Company and its Subsidiaries, and (4) (x) AE’s Affiliates’ advisory relationship with the Company and its Subsidiaries and (y) Seller’s ownership of Company Units, as applicable, inevitably enhanced the knowledge and understanding of AE’s employees and other service providers regarding the Company’s and its Subsidiaries’ operations, markets and industries, including the purchase, sale, investment in, consideration of and decisions related to other investments, in a way that cannot be separated from such employees’ and other service providers’ other knowledge, and Parent agrees that nothing in this Agreement shall restrict any employee or other service provider of AE from retaining such overall knowledge and understanding of the Company’s and its Subsidiaries’ operations, markets and industries in such employee’s or other service provider’s unaided memory; provided that such retained information shall remain subject to the terms of this Agreement. For the avoidance of doubt, (i) nothing contained in this Agreement limits, restricts or in any other way affects AE’s or any of AE’s Affiliates’ communicating with any Governmental Body concerning matters relevant to such Governmental Body (and wholly unrelated to the Confidential Information), (ii) nothing contained in this Agreement restricts or in any other way affects AE’s or any of AE’s Affiliates’ providing truthful testimony or information in connection with any claim by any Person under the Merger Agreement or any other Ancillary Agreement, (iii) neither AE nor any of AE’s Affiliates will be held criminally or civilly liable under any federal or state trade secret law for disclosing a trade secret (y) in confidence to an official of a Governmental Body, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of Law, or (z) in a complaint or other document filed under seal in any claim; provided, however, that notwithstanding this immunity from liability, AE or any of AE’s Affiliates may be held liable if such Person unlawfully accesses trade secrets by unauthorized means, and (iv) nothing contained in this Agreement limits or prohibits AE or any of AE’s Affiliates from (A) serving on any business’s or entity’s board or other governing body or as an officer of a business or entity, so long as such Person does not disclose or otherwise make available Confidential Information in their capacity as members of such business’ or entity’s board or governing body or in their capacity as an officer of such business or entity, or (B) engaging in or operating any business or evaluating or engaging in investment discussions with, or investing in, any third party, whether or not competitive with Parent or the Company or any of its Subsidiaries, in each case, so long as AE and its Affiliates do not otherwise disclose the Confidential Information in violation of this Agreement in connection with the foregoing activities.

3. AE and Parent acknowledge and agree that the covenants set forth in this Agreement are an essential element of the transactions contemplated by the Merger Agreement and that, but for these covenants, Parent would not enter into the Merger Agreement. AE acknowledges and agrees that this Agreement is being entered into in connection with the Mergers and the other transactions contemplated by the Merger Agreement. AE and Parent each acknowledge and agree that the restrictions set forth in this Agreement are reasonable restrictions under the circumstances with respect to duration and scope in order to protect the goodwill and other assets of Parent, the Company and its Subsidiaries and are supported by adequate consideration.

3

4. The parties hereto agree that, if any court of competent jurisdiction determines that a specified time period or any other relevant feature of either Paragraph 1 or Paragraph 2 hereof is unreasonable, arbitrary or against public policy, then a lesser period of time or other relevant feature which is determined by such court to be reasonable, not arbitrary and not against public policy may be enforced against the applicable party. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5. Each Consultant represents and warrants as of the date hereof to Parent that: (i) such Consultant is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation; (ii) such Consultant has all necessary power, authority and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by such Consultant shall not conflict with or result in a violation of the organizational documents of such Consultant; (iv) the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by such Consultant have been duly and validly authorized by all necessary limited liability company action on the part of such Consultant; and (v) any Person executing this Agreement on behalf of such consultant has full power and authority to execute and deliver this Agreement on behalf of such Consultant and to thereby bind such Consultant.

6. Except as otherwise expressly provided herein, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) (so long as such transmission does not generate an error message or notice of non-delivery), (c) the day following the day (except if not a Business Day, then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third (3rd)Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties hereto at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

Notices to Parent:

BIGBEAR.AI HOLDINGS, INC.

6811 Benjamin Franklin Dr. Suite 200

Columbia, MD 21046

Attention:  Mandy Long; Carolyn Blankenship

Email:    mandy.long@bigbear.ai; carolyn.blankenship@bigbear.ai

with a copy to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020-4834

Attention:  Peter Harwich; Leah Sauter

Email:    peter.harwich@lw.com; leah.sauter@lw.com

4

Notices to AE:

c/o AE Industrial Partners, LP

6700 Broken Sound Parkway NW

Boca Raton, Florida 33487

Attention:  Bryan McElwee, Michael Greene and Kirk Konert

Email:   bmcelwee@aeroequity.com

mgreene@aeroequity.com
kkonert@aeroequity.com

with a copy to:

Kirkland & Ellis LLP

98 SE 7th St Fl 7

Miami, Florida 33131

Attention:  Jeremy S. Liss, P.C. and Matthew S. Arenson, P.C.

Email:   jeremy.liss@kirkland.com

matthew.arenson@kirkland.com

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention:  Dan Hoppe, Alexander M. Schwartz and Andrew Struckmeyer

Email:   dan.hoppe@kirkland.com

alexander.schwartz@kirkland.com
andrew.struckmeyer@kirkland.com

7. Except as provided herein, any provision of this Agreement may be amended or waived only in a writing signed by each of the parties hereto. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

8. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided, however, that no party will assign its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of each other party. Any attempted assignment in violation of this Paragraph 8 shall be void.

9. This Agreement embodies the complete agreement and understanding among the parties hereto and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including any letter of intent. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, the terms and provisions of the execution version of this Agreement will control and prior drafts of this Agreement and the documents referenced herein will not be considered or analyzed for any purpose (including in support of parol evidence proffered by any Person in connection with this Agreement) and will be deemed not to provide any evidence as to the meaning of the provisions hereof or the intent of the parties hereto.

5

10. Except for the Company, which is and shall be a third-party beneficiary with respect to Paragraph 1 or Paragraph 2, nothing herein expressed or implied is intended or shall be construed to confer upon or give any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement to any Person other than the parties hereto and their respective permitted successors and assigns.

11. Sections 13.05 (Severability), 13.06 (Construction), 13.08 (Complete Agreement), 13.11 (GOVERNING LAW; CHOICE OF LAW), 13.12 (Arbitration; WAIVER OF JURY TRIAL), 13.13 (Prevailing Party) and 13.18 (Specific Performance) of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

12. Without the express prior written consent of each other party, no party shall disclose the existence of this Agreement or any of the terms hereof to any Person, except as required (a) by a subpoena or order of a court of competent jurisdiction or (b) to be disclosed in the Proxy Statement.

13. This Agreement may be executed in two (2) or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by.pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute the original form of this Agreement and deliver such form to all other parties hereto. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining a party’s intent or the effectiveness of such signature.

14. This Agreement shall be conditioned upon the Closing occurring pursuant to the Merger Agreement and until such event, none of the provisions of this Agreement shall have any force or effect, nor may any provision be enforced by or against any Person. Concurrently with the occurrence of the Closing, this Agreement shall automatically become effective, without any further action by the parties hereto or any other Person. If the Merger Agreement is validly terminated in accordance with its terms prior to the Closing, then this Agreement shall, automatically and without the requirement of the taking of action by any party hereto, be void ab initio and shall not have any force or effect.

[SIGNATURES ON THE FOLLOWING PAGE]

6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

AE INDUSTRIAL PARTNERS, LP

By: AeroEquity GP, LLC
Its: General Partner

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Authorized Signatory

AE INDUSTRIAL OPERATING PARTNERS, LLC

By: AE Industrial Partners, LP
Its: Managing Member

By: AeroEquity GP, LLC
Its: General Partner

By:	/s/ Michael Greene
Name:	Michael Greene
Title:	Authorized Signatory

[Signature Page to Business Covenants Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Amanda Long
Name:	Amanda Long
Title:	Chief Executive Officer

[Signature Page to Business Covenants Agreement]

Exhibit 99.1

BigBear.ai to Acquire Pangiam, Combining Facial Recognition and Advanced Biometrics with BigBear.ai’s Computer Vision Capabilities to Spearhead the Vision AI Industry

COLUMBIA, MD.— November 6, 2023 — BigBear.ai (NYSE: BBAI), a leading provider of AI-enabled business intelligence solutions, today announced a definitive merger agreement to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in Vision AI for the global trade, travel, and digital identity industries, for approximately $70 million in an all-stock transaction. The combined company will create one of the industry’s most comprehensive Vision AI portfolios, combining Pangiam’s facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities, positioning the company as a foundational leader in one of the fastest growing categories for the application of AI. The proposed acquisition is expected to close in the first quarter of 2024, subject to customary closing conditions, including approval by the holders of a majority of BigBear.ai’s outstanding common shares and receipt of regulatory approval.

Today, over 20 US Government Defense and Intelligence customers and 160 Commercial enterprises leverage BigBear.ai’s predictive analytics capabilities. The Pangiam acquisition will expand BigBear.ai’s customer base and service offerings to major airlines, airports and identity-verification companies, and significantly increase its contract portfolio with customers at the Department of Homeland Security and U.S. Customs and Border Protection.

“Vision AI has long been considered the holy grail of applied AI because of its potential to perceive and interact with the world in a human way,” said Mandy Long, CEO, BigBear.ai. “BigBear.ai’s acquisition of Pangiam will create one of the industry’s most comprehensive Vision AI portfolios, combining capabilities in support of both localized and global scale environments. The integration of these two businesses will result in significant operational benefits for our shared customers.”

“The combination of Pangiam and BigBear.ai will position our combined companies to vault solutions currently available in market,” said Kevin McAleenan, CEO of Pangiam. “With our shared mission and a complementary customer base and product set, our teams will be able to pursue larger customer opportunities, enhance our technology development, and accelerate our growth. We’re thrilled to soon join the BigBear.ai team.”

About BigBear.ai

BigBear.ai is a leading provider of AI-powered military and business intelligence solutions. The company serves three core markets to include: global supply chain and logistics; autonomous systems; and cybersecurity. The US Government and enterprises rely on BigBear.ai’s predictive analytics capabilities to better understand the implications of changes to their complex environments, systems, processes, and supply chains. This intelligence then supports better planning, forecasting, and decision-making. Headquartered in Columbia, Maryland, BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit: https://bigbear.ai/ and follow BigBear.ai on LinkedIn: @BigBear.ai.

About Pangiam

Pangiam is a leading provider of near-field vision AI technology for global trade, travel, and digital identity industries. Airlines, airports, and US Government agencies rely on Pangiam’s vision AI, analytics capabilities, and expertise to streamline operations, secure facilities, and verify identity. Pangiam is headquartered in Tysons Corner, VA. For more information, visit: https://pangiam.com/.

Additional Information and Where to Find It

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contacts

BigBear.ai

Ryan Stenger

media@bigbear.ai

Why BigBear.ai + Pangiam? It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers. It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities. It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money. We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai's computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI. Exhibit 99.2

Important Additional Information Will be Filed with the SEC   BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.   Participants in the Solicitation   BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.   No Offer or Solicitation   This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.   Forward-Looking Statements   This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.   These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Exhibit 99.3

Dear BigBear.ai Team,

Today, I am thrilled to share that we signed a definitive merger agreement [insert link to press release] to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in vision AI for the global trade, travel, and digital identity industries. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, uniting Pangiam’s near-field facial recognition and advanced biometrics capabilities with Bigbear.ai’s far-field computer vision AI technology. If you’ve been through an airport or crossed one of the U.S. borders you’ve likely interacted with Pangiam’s solutions, as their customers represent major airlines, airports, Clear, and the U.S. Customs and Border Patrol. The acquisition of Pangiam will enable a leapfrog in the impact that we can bring to our combined customers.

1.	It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

2.

It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities.

3.

It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money.

4.

We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

Pangiam is also a lot like us. First, they’re mission oriented and are deeply invested in the critical work their customers are doing. Second, much of their employee population comes from their customers, just like us. They will be a great fit with the BigBear.ai culture because of these things but more importantly because they have the same mission to deliver clarity for the world’s most complex decisions.

In the coming days and weeks, we’ll be sharing more information, as appropriate, about the steps we are taking towards closing the transaction. This will be an incredible transaction for BigBear.ai and for Pangiam, and I am more convinced than ever that our best days lie ahead.

Thank you for your unwavering support, dedication, and enthusiasm. I look forward to celebrating our continued success together when we officially welcome Pangiam to the BigBear.ai family.

Sincerely,

Mandy

***

1

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other

2

similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

3

Exhibit 99.4

November 6, 2023

To: Pangiam Organization

Subject: Hello from BigBear.ai

Dear Pangiam Team,

I am thrilled to extend warm and heartfelt greetings to each of you from BigBear.ai. There is an incredible journey ahead of us. Pangiam has an outstanding reputation, a dedicated team, and a rich history of success. We are excited to get know each other in the days and weeks ahead.

BigBear.ai is a lot like you. First, we’re mission oriented and are deeply invested in the critical work our customers are doing. We understand the importance of those missions in the safety and security of people all over the world, and it’s what brings us pride in our work each day. Second, much of our employee population comes from our customers, just like at Pangiam. We will be a great cultural fit because of these things but more importantly because we’re great people that understand where you come from and have the same drive to win.

The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

In the coming days and weeks, as appropriate, we’ll be sharing more information about the steps we are taking towards closing the transaction. We are excited about the future and confident that this strategic move will usher in a new era of growth and innovation for the combined company. I am more convinced than ever that our best days lie ahead.

Thank you for your unwavering support, dedication, and enthusiasm. I look forward to celebrating our continued success together once we close this transaction.

Sincerely,

Mandy

***

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Exhibit 99.5

November 6, 2023

Partner Email

Subject: Exciting News: BigBear.ai Enters into Definitive Merger Agreement to Acquire Pangiam—A Strategic Move Towards the Future of Full-Vision AI

Dear [Partner Name(s)],

I hope this message finds you well. Today, I’m thrilled to share some news about BigBear.ai.

We have entered into a definitive merger agreement to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in vision AI for the global trade, travel, and digital identity industries. This acquisition will mark a significant milestone in our journey to lead the vision AI industry.

Here is what this strategic move will mean for our partners:

It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

Your partnership has been a cornerstone of our success, and our commitment to our work together remains unwavering. We’re excited about the opportunities that Pangiam’s addition to our partnership will bring, and we’re confident that it will further enhance the value that our collective team is delivering to our customers.

If you’re interested in more information, I invite you to read our official press release, linked here. We are also more than happy to continue the conversation over a call as appropriate.

Warm regards,

[Your Name]

[Email Signature]

***

1

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,”

2

“believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

3

Exhibit 99.6

Subject: Exciting News: BigBear.ai Enters into Definitive Merger Agreement to Acquire Pangiam—A Strategic Move Towards the Future of Full-Vision AI

Dear [Customer Name(s)] –

I hope this message finds you well. Today, I’m thrilled to share some news about BigBear.ai.

We have entered into a definitive merger agreement to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in Vision AI for the global trade, travel, and digital identity industries. This acquisition will mark a significant milestone in our journey to lead the Vision AI industry.

Here is what this strategic move means for our customers:

Expanded Capabilities and Tailored Solutions: By acquiring Pangiam, we will be enhancing our expertise in automation and AI. This means that we will be able to offer you a broader range of products that complement your existing solutions and cater to your evolving needs.

Pioneering the Vision AI Market: This acquisition will introduce one of the industry’s most comprehensive full-vision AI portfolios. By integrating Pangiam’s near-field Vision AI with BigBear.ai’s far-field Vision AI, we will not only be keeping pace with the market; we will be leading it. This will help ensure that you are always equipped with cutting-edge AI solutions.

Your trust has been the cornerstone of our journey. As we continue into this new chapter, our dedication to empowering you with the best in technology solutions remains unwavering.

If you’re interested in more information, I invite you to read our official press release, linked here. We are also more than happy to continue the conversation over a call as appropriate.

Warm regards,

[Your Name]

[Email Signature]

***

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the

Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Exhibit 99.7

November 6, 2023

Analyst/Investor Communications

Subject: Exciting News: BigBear.ai Enters into Definitive Merger Agreement to Acquire Pangiam - A Strategic Move Towards the Future of Full-Vision AI

Dear [Analyst’s/Investor’s Name],

I hope this message finds you well. Today, I’m thrilled to share some news about BigBear.ai.

We have entered into a definitive merger agreement to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in Vision AI for the global trade, travel, and digital identity industries for approximately $70 million in an all-stock transaction. This acquisition will mark a significant milestone in our journey to lead the Vision AI industry.

Why BigBear.ai + Pangiam?

1. It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

2. It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities.

3. It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money.

1

4. We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

What This Means for Our Investors

Our decision to acquire Pangiam is rooted in a vision to seek to enhance our offerings, accelerate our growth, and deliver increased value. We believe this acquisition will:

Move us Faster: By acquiring critical software infrastructure, we’re managing liquidity and mitigating cash outlay that would otherwise be needed to build these capabilities. As a result, we expect to see accelerating growth as we shift out of foundation-building mode and into scale mode.

Reinforce Competitive Positioning: The combined company will establish one of the industry’s most comprehensive full-vision AI portfolios, positioning us to lead and innovate in this market category.

Next Steps

For now, it’s business as usual. The transaction is expected to close in the first quarter of 2024, subject to customary closing conditions, including approval of stockholders holding the majority of BigBear.ai’s outstanding common shares and receipt of regulatory approval. [We will keep you informed of key developments and milestones as appropriate.]

We’re excited about the future and confident that this strategic move will usher in a new era of growth and innovation for BigBear.ai. [Your trust and support have been instrumental in our journey, and we’re committed to ensuring that this new chapter brings enhanced value to your investment.]

Should you have any questions or require further information, please don’t hesitate to reach out. We value your partnership and look forward to continuing this journey together.

Warm regards,

Name/Signature

2

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

3

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could

4

harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

5

Exhibit 99.8

November 6, 2023

BBAI Social Media

LinkedIn 1:

Breaking: BigBear.ai has signed a definitive merger agreement to acquire Pangiam. The merger aims to establish one of the industry’s most comprehensive full-vision AI portfolios, combining Pangiam’s near-field facial recognition and advanced biometrics with BigBear.ai’s far-field computer vision capabilities to spearhead the vision AI industry, one of the fastest growing categories for the application of AI.

Read more about this transformative acquisition here: *Link to full press release*

#AI #VisionAI #BigBearAI #Pangiam #artificalintelligence #BBAI #computervision

Twitter 1:

Breaking: BigBear.ai enters into definitive merger agreement to acquire Pangiam, which will unite advanced near-field and far-field vision AI capabilities to establish one of the industry’s most comprehensive full-vision AI portfolios. More here: *link to pr* $BBAI #AI #VisionAI #BigBearAI #Pangiam #artificalintelligence #computervision

Facebook 1:

Exciting Times Ahead! We’re thrilled to announce that BigBear.ai has signed a definitive merger agreement to acquire Pangiam and create one of the industry’s most comprehensive full-vision AI portfolios. Pangiam’s near-field capabilities integrated with BigBear.ai’s far-field capabilities will enable a leapfrog in the impact that BigBear.ai and Pangiam can bring to our combined customers. We are proud to lead the new generation of computer vision. Learn more: *Link to press release*

1

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

2

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could

3

harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

4

Exhibit 99.9

November 6, 2023

Inbound Inquiry Process + Talking Points

Email response:

Thank you for your inquiry. We’re excited about the pending acquisition of Pangiam for the following reasons:

1. It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

2. It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities.

3. It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money.

4. We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

Your message has been routed to the appropriate person to respond directly to you.

Thanks again for your interest!

1

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

2

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could

3

harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

4

Exhibit 99.10

November 6, 2023

Pangiam Pending Acquisition FAQs

1.	My customer is asking me about Pangiam. What do I tell them?

•

Answer: BigBear.ai is excited about the combination of our companies post-closing and what we believe to be the resulting core benefits of our combination. Please limit your response to the below list and reach out to Greg Goldwater and/or Norm Laudermilch if your customer has further questions.

1.	It will bring more capabilities to our shared customers by adding additional expertise in automation and AI, as well as products that are complimentary to existing and new customers.

2.

It will position us for accelerated growth based on the world-class talent and technology that has made each of us trusted partners to our customers. This business combination will unlock value through a highly complementary customer mix, a strong pipeline and mutual upsell opportunities.

3.

It aims to increase the value we create for our stockholders by combining two complementary businesses who will scale faster by working together. We will be able to leverage and share our complementary investments in critical software capabilities, saving us time and money.

4.

We are investing where the market is going. The combination of our businesses will create one of the industry’s most comprehensive Vision AI portfolios, combining facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities to spearhead the Vision AI industry. This will position the combined company as a foundational leader in one of the fastest growing categories for the application of AI.

2.	Purpose of the Acquisition: Why is our company acquiring this other company? What value or synergy do they bring?

•	Answer: See core benefits above (question 2)

3.	The media reached out to me for a comment. What do I tell them?

•	Answer: Please do not respond to any media requests. All media requests should be forwarded to Ryan Stenger (Marketing)

4.	Company Culture: How will the cultures of the two companies be integrated? Will there be any major shifts in our current culture?

•

Answer: Both companies are mission oriented and are deeply invested in the critical work our customers are doing. We both understand the importance of those missions in the safety and security of people all over the world, and it is what brings us pride in our work each day. Also, much of our and their employee population comes from the customers we serve. This will make us a great cultural fit for each other.

5.	Leadership Changes: Will there be changes in the leadership team? Will leaders from the acquired company take on roles in our company?

•

Answer: We will be working through the staff transition plan in preparation of closing; both companies have exceptional leadership teams, and we are excited to leverage their talents in running the combined company.

6.	Communication: How will BigBear.ai employees be kept informed about changes and decisions during the integration process?

•

Answer: As always, we are committed to transparency and open communication and will be in touch with you as usual via email, All-Paws meetings, team meetings and the Acquisition Bear’s Den page as appropriate.

7.	Mission & Values: Will the mission or values of our company change because of this acquisition?

•

Answer: This is answered above in a similar question- Both companies are mission oriented and are deeply invested in the critical work our customers are doing. We both understand the importance of those missions and in the safety and security of people all over the world. This is what brings us pride in our work each day. Many of our and their employee population comes from the customers we serve. This will make us a great cultural fit for each other.

We believe bringing these two organizations together will only strengthen our abilities to be mission focused and deliver high quality technology solutions and services to our customers.

8.	How is BigBear.ai paying for this acquisition?

•	Answer: Pangiam will be acquired for approximately $70M of BBAI common stock. That means that the acquisition will not require us to draw down on our cash reserves.

***

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.